Prospectus and Statement of Additional Information (SAI) Supplement Dated October 29, 2010*

Fund Name	Prospectus Form # (date)	SAI Form # (date)
Columbia Mid Cap Growth Opportunity Fund	S-6426-99 (1/22/10)	S-6500 (10/29/10)
Columbia Mid Cap Growth Opportunity Fund	S-6570-99 (9/27/10)	S-6500 (10/29/10)

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds (the combined fund family), for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager and sponsor, the Board of Directors of Columbia Mid Cap Growth Opportunity Fund (the Fund) approved, subject to approval by shareholders, an amended investment management services agreement (IMSA) that would eliminate the Fund’s performance incentive adjustment (PIA), which was designed to increase or decrease the Fund’s fees payable under its IMSA based upon the Fund’s performance measured over a rolling period against its reference performance index.

Most funds in the combined fund family do not currently have a PIA, and elimination of the PIA would be consistent with the implementation of standardized fee schedules for similar funds in the combined fund family, based on a consistent pricing model.

Furthermore, effective October 1, 2010, CMIA has agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate CMIA at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. Under the current IMSA, the Fund’s fees payable to CMIA may increase or decrease based on the PIA which is computed by comparing the Fund’s performance to the performance of the Lipper Mid-Cap Growth Funds Index, with a maximum allowable adjustment (increase or decrease) of 0.12% of the Fund’s average net assets on an annual basis.

The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

S-6426-4 C (10/10)

* Valid until next update.

Prospectus and Statement of Additional Information (SAI) Supplement Dated October 29, 2010*

Fund Name	Prospectus Form # (date)	SAI Form # (date)
Columbia Multi-Advisor International Value Fund	S-6242-99 (12/30/09)	S-6500 (10/29/10)
Columbia Multi-Advisor International Value Fund	S-6573-99 (9/27/10)	S-6500 (10/29/10)

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds (the combined fund family), for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager and sponsor, the Board of Directors of Columbia Multi-Advisor International Value Fund (the Fund) approved, subject to approval by shareholders, an amended investment management services agreement (IMSA) that would eliminate the Fund’s performance incentive adjustment (PIA), which was designed to increase or decrease the Fund’s fees payable under its IMSA based upon the Fund’s performance measured over a rolling period against its reference performance index.

Most funds in the combined fund family do not currently have a PIA, and elimination of the PIA would be consistent with the implementation of standardized fee schedules for similar funds in the combined fund family, based on a consistent pricing model.

Furthermore, effective October 1, 2010, CMIA has agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate CMIA at the lower of: (i) the fee calculated under the proposed IMSA (i.e. without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. Under the current IMSA, the Fund’s fees payable to CMIA may increase or decrease based on the PIA which is computed by comparing the Fund’s performance to the performance of the Lipper International Multi-Cap Value Funds Index, with a maximum allowable adjustment (increase or decrease) of 0.12% of the Fund’s average net assets on an annual basis.

The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

S-6242-4 C (10/10)

* Valid until next update.

Prospectus and Statement of Additional Information (SAI) Supplement Dated October 29, 2010*

Fund Name	Prospectus Form # (date)	SAI Form # (date)
Columbia Asia Pacific ex-Japan Fund	S-6532-99 (12/30/09)	S-6500 (10/29/10)
Columbia Asia Pacific ex-Japan Fund	S-6587-99 (9/27/10)	S-6500 (10/29/10)
Columbia Asia Pacific ex-Japan Fund	S-6588-99 (9/27/10)	S-6500 (10/29/10)

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds (the combined fund family), for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager and sponsor, the Board of Directors of Columbia Asia Pacific ex-Japan Fund (the Fund) approved, subject to approval by shareholders, an amended investment management services agreement (IMSA) that would eliminate the Fund’s performance incentive adjustment (PIA), which was designed to increase or decrease the Fund’s fees payable under its IMSA based upon the Fund’s performance measured over a rolling period against its reference performance index.

Most funds in the combined fund family do not currently have a PIA, and elimination of the PIA would be consistent with the implementation of standardized fee schedules for similar funds in the combined fund family, based on a consistent pricing model.

Furthermore, effective October 1, 2010, CMIA has agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate CMIA at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. Under the current IMSA, the Fund’s fees payable to CMIA may increase or decrease based on the PIA which is computed by comparing the Fund’s performance to the performance of the MSCI All Country Asia Pacific Ex-Japan Index, with a maximum allowable adjustment (increase or decrease) of 0.12% of the Fund’s average net assets on an annual basis.

The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

S-6532-3 C (10/10)

* Valid until next update.

Prospectus and Statement of Additional Information (SAI) Supplement Dated October 29, 2010*

Prospectus
Fund Name	Form # (date)	SAI Form # (date)
Columbia 120/20 Contrarian Equity Fund	S-6519-99 (6/29/10)	S-6500 (10/29/10)
Columbia 120/20 Contrarian Equity Fund	S-6550-99 (9/27/10)	S-6500 (10/29/10)

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds (the combined fund family), for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager and sponsor, the Board of Directors of Columbia 120/20 Contrarian Equity Fund (the Fund) approved, subject to approval by shareholders, an amended investment management services agreement (IMSA) that would eliminate the Fund’s performance incentive adjustment (PIA), which was designed to increase or decrease the Fund’s fees payable under its IMSA based upon the Fund’s performance measured over a rolling period against its reference performance index.

Most funds in the combined fund family do not currently have a PIA, and elimination of the PIA would be consistent with the implementation of standardized fee schedules for similar funds in the combined fund family, based on a consistent pricing model.

Furthermore, effective October 1, 2010, CMIA has agreed that for a transitional period of 18 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate CMIA at the lower of: (i) the fee calculated under the proposed IMSA (i.e. without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. Under the current IMSA, the Fund’s fees payable to CMIA may increase or decrease based on the PIA which is computed by comparing the Fund’s performance to the performance of the Russell 3000® Index, with a maximum allowable adjustment (increase or decrease) of 0.50% of the Fund’s average net assets on an annual basis.

The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

S-6519-4 C (10/10)

* Valid until next update.

STATEMENT OF ADDITIONAL INFORMATION
Oct. 29, 2010

Columbia Frontier Fund, Inc.
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: —	Class R: SFFRX	Class R4: SFFTX
Class R5: SFFIX	Class Z: CFOZX
Columbia Government Money Market Fund, Inc.
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia Seligman Communications and Information Fund, Inc.
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: —	Class R: SCIRX	Class R3: SCIOX
Class R4: SCIFX	Class R5: SCMIX	Class Z: CCIZX
RiverSource Bond Series, Inc.
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class R: CFRRX	Class R4: —
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class R: CIORX	Class R4: —
Class W: CIOWX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class R: RIPRX	Class R4: —
Class W: RIPWX	Class Z: CIPZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class R4: —	Class W: RLDWX
Class Z: CLDZX
RiverSource California Tax-Exempt Trust
RiverSource California Tax-Exempt Fund
Class A: ICALX	Class B: ACABX	Class C: RCTCX
RiverSource Dimensions Series, Inc.
RiverSource Disciplined Small and Mid Cap Equity Fund
Class A: RDSAX	Class B: —	Class C: RDSCX
Class I: RDSIX	Class R4: —	Class W: RSDVX
RiverSource Disciplined Small Cap Value Fund
Class A: RDVAX	Class B: —	Class C: RDVCX
Class I: RCVIX	Class R: —	Class R3: —
RiverSource Diversified Income Series, Inc.
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class R: —	Class R3: RSDBX
Class R4: IDBYX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
RiverSource Equity Series, Inc.
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class R: —	Class R3: —
Class R4: IESYX	Class Z: CVOZX
RiverSource Global Series, Inc.
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: —	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: —	Class C: REBCX
Class I: RSMIX	Class R4: —	Class W: REMWX
Class Z: CMBZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class R: —	Class R4: RGBRX
Class W: RGBWX	Class Z: CGBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class R: REMRX	Class R4: —
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Global Equity Fund
Class A: IGIGX	Class B: IDGBX	Class C: RGCEX
Class I: —	Class R: —	Class R4: IDGYX
Class R5: RGERX	Class W: —	Class Z: CGEZX
Columbia Global Extended Alpha Fund
Class A: RTAAX	Class B: —	Class C: RTACX
Class I: —	Class R: REAOX	Class R4: REYRX
Class Z: CEAZX
Threadneedle Global Equity Income Fund
Class A: RTNAX	Class B: —	Class C: RTNEX
Class I: —	Class R: RGEOX	Class R4: RGEYX
RiverSource Government Income Series, Inc.
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class R4: RSGYX	Class Z: CUGZX
RiverSource Short Duration U.S. Government Fund
Class A: IFINX	Class B: ISHOX	Class C: AXFCX
Class I: AGMIX	Class R: RSDRX	Class R4: IDFYX
Class W: RSDWX
RiverSource High Yield Income Series, Inc.
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class R: —	Class R3: —
Class R4: RSHYX	Class R5: RSHRX	Class W: RHYWX
Class Z: CHYZX
RiverSource Income Series, Inc.
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class R4: —	Class R: CBURX	Class Z: CBUZX
Columbia Income Builder Fund II
Class A: RSMAX	Class B: RSMBX	Class C: RSMCX
Class R4: —
Columbia Income Builder Fund III
Class A: RSBAX	Class B: REIVX	Class C: RIECX
Class R4: —
RiverSource International Managers Series, Inc.
Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class R4: —	Class Z: CMVZX
RiverSource Partners International Select Growth Fund
Class A: AXGAX	Class B: APIBX	Class C: RIACX
Class I: AIGGX	Class R: RISRX	Class R4: —
Class R5: RISSX
RiverSource Partners International Small Cap Fund
Class A: AISCX	Class B: APNBX	Class C: RISLX
Class I: RPSCX	Class R: —	Class R4: —
Class R5: —
RiverSource International Series, Inc.
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class R: CAJRX
Class R5: TAPRX	Class Z: CAJZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: —	Class R4: —	Class Z: CEEZX
RiverSource Disciplined International Equity Fund
Class A: RDIAX	Class B: RDIBX	Class C: RDICX
Class I: RSDIX	Class R: RDIOX	Class R4: RDIRX
Class W: RDIWX

Threadneedle International Opportunity Fund
Class A: INIFX	Class B: IWWGX	Class C: ROPCX
Class I: ATNIX	Class R: —	Class R4: IDIYX
RiverSource Investment Series, Inc.
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class R: RDEIX	Class R3: RDERX
Class R4: IDQYX	Class R5: RSEDX	Class W: —
Class Z: CDVZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: —	Class C: RDLCX
Class I: RDLIX	Class R: —	Class R4: RDLFX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: —	Class C: RDCCX
Class I: —	Class R: RLCOX	Class R4: RLCYX
Class W: RLCWX	Class Z: CVQZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class R: RMVTX	Class R3: RMCRX
Class R4: RMCVX	Class R5: RSCMX	Class W: —
Class Z: CMOZX
RiverSource Balanced Fund
Class A: INMUX	Class B: IDMBX	Class C: RVBCX
Class R: RVBRX	Class R4: IDMYX	Class R5: RVBSX
RiverSource Large Cap Series, Inc.
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class R: —	Class R4: RQEYX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
RiverSource Managers Series, Inc.
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: —	Class R: RSVTX	Class R3: RSVRX
Class R4: RSGLX	Class R5: RSCVX	Class Z: CMAZX
RiverSource Partners Fundamental Value Fund
Class A: AFVAX	Class B: AFVBX	Class C: AFVCX
Class I: AFVIX	Class R4: —
RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class R: CPARX	Class R4: —	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class R: CBURX	Class R4: —	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class R: CBARX	Class R4: —	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class R: CPMRX	Class R4: —	Class Z: CPMZX
Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class R: CBMRX	Class R4: —	Class Z: CBMZX
Columbia Portfolio Builder Total Equity Fund
Class A: AXTAX	Class B: AXTBX	Class C: RBTCX
Class R4: —
RiverSource S&P 500 Index Fund
Class A: ADIDX	Class Z: ADIEX
RiverSource Small Company Index Fund
Class A: ISIAX	Class B: ISIBX	Class R4: ISCYX
RiverSource Money Market Series, Inc.
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX
RiverSource Sector Series, Inc.
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class R: RSOOX	Class R4: RSORX
Class R5: RSDFX	Class W: —	Class Z: CDOZX
RiverSource Real Estate Fund
Class A: ARLAX	Class B: AESBX	Class C: RRECX
Class I: AESIX	Class R4: —	Class W: RREWX
RiverSource Selected Series, Inc.
RiverSource Precious Metals and Mining Fund
Class A: INPMX	Class B: INPBX	Class C: RPMCX
Class I: —	Class R4: AEVYX
RiverSource Series Trust
Columbia 120/20 Contrarian Equity Fund
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: —	Class Z: CCEZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class R: RRIRX	Class R4: RRIYX
Class R5: RRIZX	Class Z: CRIZX
Columbia Retirement Plus 2010 Fund
Class A: —	Class C: CRTCX	Class R: —
Class Y: RSSPX
Columbia Retirement Plus 2015 Fund
Class A: —	Class C: CRPCX	Class R: —
Class Y: RSFNX
Columbia Retirement Plus 2020 Fund
Class A: —	Class C: CRUCX	Class R: —
Class Y: RSNFX
Columbia Retirement Plus 2025 Fund
Class A: —	Class C: CRLCX	Class R: —
Class Y: RSMEX
Columbia Retirement Plus 2030 Fund
Class A: —	Class C: CRRCX	Class R: —
Class Y: RPTYX
Columbia Retirement Plus 2035 Fund
Class A: —	Class C: CRPZX	Class R: —
Class Y: RPOYX
Columbia Retirement Plus 2040 Fund
Class A: —	Class C: CRWCX	Class R: —
Class Y: RPFYX
Columbia Retirement Plus 2045 Fund
Class A: —	Class C: CRFCX	Class R: —
Class R4: RSNNX	Class Y: RRPYX
RiverSource Special Tax-Exempt Series Trust
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
RiverSource New York Tax-Exempt Fund
Class A: INYKX	Class B: —	Class C: RNTCX
RiverSource Strategic Allocation Series, Inc.
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class I: —	Class R: —	Class R4: IDRYX
Class Z: CSAZX
RiverSource Strategic Income Allocation Fund
Class A: RSGAX	Class B: RIABX	Class C: RAICX
Class R: RSDOX	Class R4: RSTRX	Class R5: RSFRX

Statement of Additional Information – Oct. 29, 2010

RiverSource Strategy Series, Inc.
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: —	Class R: REVRX	Class R3: RSEVX
Class R4: AEVYX	Class R5: RSEYX	Class W: —
Class Z: CEVZX
RiverSource Tax-Exempt Income Series, Inc.
RiverSource Tax-Exempt High Income Fund
Class A: INHYX	Class B: IHYBX	Class C: AHECX
RiverSource Tax-Exempt Series, Inc.
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
RiverSource Intermediate Tax-Exempt Fund
Class A: INFAX	Class B: INFBX	Class C: RTICX
Seligman Capital Fund, Inc.
Class A: SCFIX	Class B: SLCBX	Class C: SCLCX
Class I: —	Class R: SCFRX	Class R5: SCLIX
Seligman Global Fund Series, Inc.
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: —	Class R: SGTRX	Class R4: SGTSX
Class R5: SGTTX	Class Z: CSGZX
Seligman Growth Fund, Inc.
Class A: SGRFX	Class B: SGBTX	Class C: SGRCX
Class I: —	Class R: SGRFX	Class R4: SGRSX
Class R5: SGFIX
Seligman LaSalle Real Estate Fund Series, Inc.
RiverSource LaSalle Global Real Estate Fund
Class A: SLDAX	Class C: SLDCX	Class I: —
Class R: SLDRX	Class R4: SLDTX	Class R5: SLDIX
RiverSource LaSalle Monthly Dividend Real Estate Fund
Class A: SREAX	Class B: SREBX	Class C: SRECX
Class I: —	Class R: SRERX	Class R4: SLRCX
Class R5: SREIX
Seligman Municipal Fund Series, Inc.
Seligman Minnesota Municipal Class
Class A: SMNNX	Class C: SMNCX
Seligman National Municipal Class
Class A: SNXEX	Class C: SNACX
Seligman New York Municipal Class
Class A: SNYTX	Class C: SNYCX
Seligman Municipal Series Trust
Seligman California Municipal High Yield Series
Class A: SCHYX	Class C: SCHCX
Seligman California Municipal Quality Series
Class A: SCTQX	Class C: SCQCX
Seligman TargetHorizon ETF Portfolios, Inc.
Seligman TargETFund 2015*
Class A: STJAX	Class B: —	Class C: STJCX
Class R: STJRX	Class R5: STJIX
Seligman TargETFund 2025*
Class A: STKAX	Class B: —	Class C: STKCX
Class R: STKRX	Class R5: STKIX
Seligman TargETFund 2035*
Class A: STZAX	Class B: —	Class C: STZCX
Class R: STZRX	Class R5: STZIX
Seligman TargETFund 2045*
Class A: STQAX	Class B: —	Class C: STQCX
Class R: STQRX	Class R5: STQIX
Seligman TargETFund Core*
Class A: SHVAX	Class B: —	Class C: SHVCX
Class R: SHVRX	Class R5: SHVIX
Seligman Value Fund Series, Inc.
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SLVCX
Class I: —	Class R: SLVRX	Class R4: SLVTX
Class R5: SLVIX	Class W: CSVWX	Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: —	Class R: SSVRX	Class R4: SSLRX
Class R5: SSVIX	Class Z: CSSZX

*	Effective May 28, 2010 the funds are no longer open to new investors. All outstanding shares of each fund are anticipated to be redeemed on or about Nov. 30, 2010.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia, RiverSource, Seligman and Threadneedle branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Each fund is governed by a Board of Directors/Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds’ investment manager, Columbia Management Investment Advisers, LLC (the “investment manager” or “Columbia Management”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Statement of Additional Information – Oct. 29, 2010

Table of Contents

Fundamental and Nonfundamental Investment Policies	p. 5
Investment Strategies and Types of Investments	p. 13
Information Regarding Risks and Investment Strategies	p. 15
Securities Transactions	p. 43
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 57
Valuing Fund Shares	p. 62
Portfolio Holdings Disclosure	p. 74
Proxy Voting	p. 77
Investing in a Fund	p. 79
Selling Shares	p. 86
Pay-out Plans	p. 87
Capital Loss Carryover	p. 88
Taxes	p. 91
Service Providers	p. 97
Investment Management Services	p. 97
Administrative Services	p. 146
Transfer Agency Services	p. 151
Plan Administration Services	p. 151
Distribution Services	p. 151
Plan and Agreement of Distribution	p. 155
Payments to Financial Intermediaries	p. 160
Custodian Services	p. 162
Board Services Corporation	p. 163
Organizational Information	p. 163
Board Members and Officers	p. 170
Control Persons and Principal Holders of Securities	p. 188
Information Regarding Pending and Settled Legal Proceedings	p. 213
Independent Registered Public Accounting Firm	p. 214
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Additional Information about the S&P 500 Index	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1

Statement of Additional Information – Oct. 29, 2010

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 5
3.	Investment Strategies and Types of Investments	p. 13
4.	Total Brokerage Commissions	p. 45
5.	Brokerage Directed for Research, and Turnover Rates	p. 48
6.	Securities of Regular Brokers or Dealers	p. 51
7.	Brokerage Commissions Paid to Investment Manager or Affiliates	p. 57
8.	Valuing Fund Shares	p. 62
9.	Class A — Initial Sales Charge	p. 79
10.	Public Offering Price	p. 80
11.	Capital Loss Carryover	p. 88
12.	Corporate Deduction and Qualified Dividend Income	p. 93
13.	Investment Management Services Agreement Fee Schedule	p. 97
14.	PIA Indexes	p. 106
15A.	Performance Incentive Adjustment Calculation	p. 107
15B.	Performance Incentive Adjustment Calculation	p. 108
16.	Management Fees and Nonadvisory Expenses	p. 109
17.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 113
18.	Subadvisory Fees	p. 115
19.	Portfolio Managers	p. 116
20.	Administrative Services Agreement Fee Schedule	p. 146
21.	Administrative Fees	p. 148
22.	Sales Charges Paid to Distributor	p. 151
23.	12b-1 Fees	p. 156
24.	Unreimbursed Distribution Expenses	p. 159
25.	Fund History Table	p. 164
26.	Board Members	p. 170
27.	Fund Officers	p. 172
28.	Committee Meetings	p. 175
29.	Board Member Holdings	p. 176
30.	Board Member Compensation — All Funds	p. 181
31.	Board Member Compensation — Individual Funds	p. 182
32.	Control Persons and Principal Holders of Securities	p. 188

Statement of Additional Information – Oct. 29, 2010

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	June 29, 2010	Equity

Columbia Absolute Return Currency and Income	October 31	Dec. 30, 2009	Taxable fixed income*

Columbia AMT-Free Tax-Exempt Bond	November 30	Jan. 29, 2010	Tax-exempt fixed income

Columbia Asia Pacific ex-Japan	October 31	Dec. 30, 2009	Equity

Columbia Diversified Bond	August 31	Oct. 29, 2010	Taxable fixed income

Columbia Diversified Equity Income	September 30	Nov. 27, 2009	Equity

Columbia Dividend Opportunity	June 30	Aug. 27, 2010	Equity

Columbia Emerging Markets Bond	October 31	Dec. 30, 2009	Taxable fixed income

Columbia Emerging Markets Opportunity	October 31	Dec. 30, 2009	Equity

Columbia Equity Value	March 31	May 28, 2010	Equity

Columbia European Equity	October 31	Dec. 30, 2009	Equity

Columbia Floating Rate	July 31	Sept. 27, 2010	Taxable fixed income

Columbia Frontier	October 31	Dec. 30, 2009	Equity

Columbia Global Bond	October 31	Dec. 30, 2009	Taxable fixed income

Columbia Global Equity	October 31	Dec. 30, 2009	Equity

Columbia Global Extended Alpha Fund	October 31	Dec. 30, 2009	Equity

Columbia Government Money Market	December 31	March 1, 2010	Taxable Money Market

Columbia High Yield Bond	May 31	July 30, 2010	Taxable fixed income

Columbia Income Builder Fund	January 31**	April 1, 2010	Fund-of-funds – fixed income

Columbia Income Builder Fund II	January 31**	April 1, 2010	Fund-of-funds – fixed income

Columbia Income Builder Fund III	January 31**	April 1, 2010	Fund-of-funds – fixed income

Columbia Income Opportunities	July 31	Sept. 27, 2010	Taxable fixed income

Columbia Inflation Protected Securities	July 31	Sept. 27, 2010	Taxable fixed income

Columbia Large Core Quantitative Equity	July 31	Sept. 27, 2010	Equity

Columbia Large Growth Quantitative	September 30	Nov. 27, 2009	Equity

Columbia Large Value Quantitative	September 30	Nov. 27, 2009	Equity

Columbia Limited Duration Credit	July 31	Sept. 27, 2010	Taxable fixed income

Columbia Mid Cap Growth Opportunity	November 30	Jan. 22, 2010	Equity

Columbia Mid Cap Value Opportunity	September 30	Nov. 27, 2009	Equity

Columbia Minnesota Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income

Columbia Money Market	July 31	Sept. 27, 2010	Taxable money market

Columbia Multi-Advisor International Value	October 31	Dec. 30, 2009	Equity

Columbia Multi-Advisor Small Cap Value	May 31	July 30, 2010	Equity

Columbia Portfolio Builder Aggressive	January 31	April 1, 2010	Fund-of-funds – equity

Columbia Portfolio Builder Conservative	January 31	April 1, 2010	Fund-of-funds – fixed income

Columbia Portfolio Builder Moderate	January 31	April 1, 2010	Fund-of-funds – equity

Columbia Portfolio Builder Moderate Aggressive	January 31	April 1, 2010	Fund-of-funds – equity

Columbia Portfolio Builder Moderate Conservative	January 31	April 1, 2010	Fund-of-funds – fixed income

Columbia Portfolio Builder Total Equity	January 31	April 1, 2010	Fund-of-funds – equity

Columbia Recovery and Infrastructure	April 30	June 29, 2010	Equity

Columbia Retirement Plus 2010	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2015	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2020	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2025	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2030	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2035	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2040	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2045	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Select Large-Cap Value	December 31	March 1, 2010	Equity

Columbia Select Smaller-Cap Value	December 31	March 1, 2010	Equity

Columbia Seligman Communications and Information	December 31	March 1, 2010	Equity

Columbia Seligman Global Technology	October 31	Dec. 30, 2009	Equity

Statement of Additional Information – Oct. 29, 2010

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Strategic Allocation	September 30	Nov. 27, 2009	Balanced

Columbia U.S. Government Mortgage	May 31	July 30, 2010	Taxable fixed income

RiverSource Balanced	September 30	Nov. 27, 2009	Balanced

RiverSource California Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income

RiverSource Disciplined International Equity	October 31	Dec. 30, 2008	Equity

RiverSource Disciplined Small and Mid Cap Equity	July 31	Sept. 27, 2010	Equity

RiverSource Disciplined Small Cap Value	July 31	Sept. 27, 2010	Equity

RiverSource Intermediate Tax-Exempt	November 30	Jan. 29, 2010	Tax-exempt fixed income

RiverSource LaSalle Global Real Estate	December 31	March 1, 2010	Equity

RiverSource LaSalle Monthly Dividend Real Estate	December 31	March 1, 2010	Equity

RiverSource New York Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income

RiverSource Partners Fundamental Value	May 31	July 30, 2010	Equity

RiverSource Partners International Select Growth	October 31	Dec. 30, 2009	Equity

RiverSource Partners International Small Cap	October 31	Dec. 30, 2009	Equity

RiverSource Precious Metals and Mining	March 31	May 28, 2010	Equity

RiverSource Real Estate	June 30	Aug. 27, 2010	Equity

RiverSource S&P 500 Index	January 31	April 1, 2010	Equity

RiverSource Short Duration U.S. Government	May 31	July 30, 2010	Taxable fixed income

RiverSource Small Company Index	January 31	April 1, 2010	Equity

RiverSource Strategic Income Allocation	September 30	Nov. 27, 2009	Taxable fixed income*

RiverSource Tax-Exempt High Income	November 30	Jan. 29, 2010	Tax-exempt fixed income

Seligman California Municipal High-Yield	September 30	Nov. 27, 2009	State tax-exempt fixed income

Seligman California Municipal Quality	September 30	Nov. 27, 2009	State tax-exempt fixed income

Seligman Capital	December 31	March 1, 2010	Equity

Seligman Growth	December 31	March 1, 2010	Equity

Seligman Minnesota Municipal	September 30	Nov. 27, 2009	State tax-exempt fixed income

Seligman National Municipal	September 30	Nov. 27, 2009	Tax-exempt fixed income

Seligman New York Municipal	September 30	Nov. 27, 2009	State tax-exempt fixed income

Seligman TargETFund 2015	September 30	Nov. 27, 2009	Fund-of-funds – equity

Seligman TargETFund 2025	September 30	Nov. 27, 2009	Fund-of-funds – equity

Seligman TargETFund 2035	September 30	Nov. 27, 2009	Fund-of-funds – equity

Seligman TargETFund 2045	September 30	Nov. 27, 2009	Fund-of-funds – equity

Seligman TargETFund Core	September 30	Nov. 27, 2009	Fund-of-funds – equity

Threadneedle Global Equity Income Fund	October 31	Dec. 30, 2009	Equity

Threadneedle International Opportunity	October 31	Dec. 30, 2009	Equity

*	The taxable fixed income fund investment category includes Columbia Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although RiverSource Strategic Income Allocation Fund is a taxable fixed income fund, it may invest up to 10% of its portfolio in equity securities.

**	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 to Jan. 31, 2008. For years prior to 2008, the fiscal period ended May 31.

Statement of Additional Information – Oct. 29, 2010

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

				D								K
	A		C	Invest	E						J	Buy on
	Buy or	B	Buy more	more than	Concentrate	F		G		I	Issue	margin/
	sell real	Buy or sell	than 10% of	5% in an	in any one	Invest less		Act as an	H	Borrow	senior	sell
Fund	estate	commodities	an issuer	issuer	industry	than 80%		underwriter	Lending	money	securities	short

Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E8	—		G1	H1	I1	J1	—

Columbia Absolute Return Currency and Income	A1	B1	—	—	E7	—		G1	H1	I1	J1	—

Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	—	F3	(a)	G1	H1	I1	J1	—

Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—

Columbia Diversified Bond	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Dividend Opportunity	A1	B1	C1	D1	—	—		G1	H1	I1	J1	—

Columbia Emerging Markets Bond	A1	B3	—	—	E5	—		G1	H1	I1	J1	—

Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Equity Value	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia European Equity	A1	B1	—	—	E1	—		G1	H1	I1	J1	—

Columbia Floating Rate	A1	B3	C1	D1	E6	—		G1	H1	I1	J1	—

Columbia Global Bond	A1	B1	C1	—	E1	—		G1	H1	I1	J1	—

Columbia Global Equity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—

Columbia Government Money Market	A6	—	C4	C4	E11	—		G3	H5	J3	J3	G3

Columbia High Yield Bond	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Income Builder Fund II*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Income Builder Fund III*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Income Opportunities	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Inflation Protected Securities	A1	B1	—	—	E1	—		G1	H1	I1	J1	—

Columbia Large Core Quantitative	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Large Growth Quantitative	A1	B2	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Large Value Quantitative	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—

Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Minnesota Tax-Exempt	A1	B1	—	—	—	F1		G1	H1	I1	J1	—

Columbia Money Market	A2	A2	C1	D1	—	—		G1	H1	I1	J1	K1

Statement of Additional Information – Oct. 29, 2010

					D								K
	A			C	Invest	E						J	Buy on
	Buy or	B		Buy more	more than	Concentrate	F		G		I	Issue	margin/
	sell real	Buy or sell		than 10% of	5% in an	in any one	Invest less		Act as an	H	Borrow	senior	sell
Fund	estate	commodities		an issuer	issuer	industry	than 80%		underwriter	Lending	money	securities	short

Columbia Multi-Advisor International Value	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Multi-Advisor Small Cap Value	A1	B2		—	—	E1	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Aggressive*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Conservative*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate Aggressive*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate Conservative*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Total Equity*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Recovery and Infrastructure	A1	B3		—	—	E1	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2010*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2015*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2020*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2025*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2030*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2035*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2040*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2045*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Select Large-Cap Value	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3

Columbia Select Smaller-Cap Value	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3

Columbia Seligman Communications and Information	A3	B6		C3	C3	E13	—		G2	H4	J2	J2	K3

Columbia Seligman Global Technology	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3

Columbia Strategic Allocation	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

Columbia U.S. Government Mortgage	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Balanced	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource California Tax-Exempt	A1	B1		—	—	—	F1		G1	H1	I1	J1	—

RiverSource Disciplined International Equity	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Disciplined Small and Mid Cap Equity	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Disciplined Small Cap Value	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Intermediate Tax-Exempt	A1	B1		C1	D1	—	F3	(b)	G1	H1	I1	J1	—

RiverSource LaSalle Global Real Estate	A7	B6		—	—	E12	—		G2	H4	J2	J2	K3

RiverSource LaSalle Monthly Dividend Real Estate	A7	B6		—	—	E12	—		G2	H4	J2	J2	K3

RiverSource New York Tax-Exempt	A1	B1		—	—	—	F1		G1	H1	I1	J1	—

RiverSource Partners Fundamental Value	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Partners International Select Growth	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Partners International Small Cap	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Precious Metals and Mining	A1	B1	(c)	—	—	E3	—		G1	H1	I1	J1	—

RiverSource Real Estate	A1	B1		—	—	—	—		G1	H1	I1	J1	—

RiverSource S&P 500 Index	A1	B1		—	—	E4	—		G1	H1	I1	J1	—

RiverSource Short Duration U.S. Government	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Small Company Index	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Strategic Income Allocation	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Tax-Exempt High Income	A1	B1		C1	D1	—	F2		G1	H1	I1	J1	—

Statement of Additional Information – Oct. 29, 2010

					D							K
	A			C	Invest	E					J	Buy on
	Buy or	B		Buy more	more than	Concentrate	F	G		I	Issue	margin/
	sell real	Buy or sell		than 10% of	5% in an	in any one	Invest less	Act as an	H	Borrow	senior	sell
Fund	estate	commodities		an issuer	issuer	industry	than 80%	underwriter	Lending	money	securities	short

Seligman California Municipal High-Yield	A3	B5	(d)	D2	D2	E9	F4	G1	H2	I2	—	K2	(e)

Seligman California Municipal Quality	A3	B5	(d)	D2	D2	E9	F4	G1	H2	I2	—	K2	(e)

Seligman Capital	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman Frontier	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman Growth	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman Minnesota Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2

Seligman National Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2

Seligman New York Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2

Seligman TargETFund 2015*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman TargETFund 2025*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman TargETFund 2035*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman TargETFund 2045*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman TargETFund Core*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Threadneedle Global Equity Income	A1	B2		C2	C2	E1	—	G1	H1	I1	J1	—

Threadneedle International Opportunity	A1	B1		C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.
(a)	The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.
(b)	For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
(c)	Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
(d)	The policy includes futures contracts.
(e)	A fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities.

A.	Buy or sell real estate

A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A4 –	The fund will not purchase or hold any real estate, including limited partnership interests on real property, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A5 –	The fund will not purchase or hold any real estate, except a fund may invest (through investments in Underlying exchange-traded funds) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

A6 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

A7 –	The fund will not purchase or hold any real estate, except that the fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts (and, in the case of RiverSource LaSalle Global Real Estate, RiverSource Global Real Estate Companies, as defined in the fund’s prospectus), and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a fund’s ownership of such securities.

Statement of Additional Information – Oct. 29, 2010

B.	Buy or sell physical commodities

B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B2 – The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

B5 –	The fund will not purchase or sell commodities or commodity contracts.

B6 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C.	Buy more than 10% of an issuer

C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer

D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate

E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any

Statement of Additional Information – Oct. 29, 2010

one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

E3 –	The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

E4 – The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E5 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

E6 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

E7 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

E8 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

E9 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (which, for Seligman TargETFunds, may include mortgage related securities).

E11 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

E12 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

E13 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

Statement of Additional Information – Oct. 29, 2010

F.	Invest less than 80%

F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

F3 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

F4 –	The fund will not, under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from regular federal income tax and (except for Seligman National Municipal) regular, personal income tax of its designated state, and temporary investments in taxable securities will be limited to 20% of the value of the fund’s net assets.

G.	Act as an underwriter

G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending

H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

H2 –	The fund will not make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

H3 –	The fund will not make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The fund does not have a present intention of entering into repurchase agreements.

H4 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

H5 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing

I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

I2 –	The fund will not borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The fund will not purchase additional portfolio securities if the fund has outstanding borrowings in excess of 5% of the value of its total assets.

J.	Issue senior securities

J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Statement of Additional Information – Oct. 29, 2010

J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short

K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

K2 –	The fund will not write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers.

K3 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•	Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•	Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•	Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for directors.

For RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate, the fund will not:

•	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund’s investment manager or subadviser, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

For Seligman California Municipal High Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman National Municipal and Seligman New York Municipal, the fund will not:

•	Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or for the purpose of hedging a fund’s obligations under its deferred compensation plan for directors/trustees.

•	Purchase or hold the securities of any issuer, if to its knowledge, directors/trustees or officers of a fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above.

For Seligman Capital and Seligman Growth, the fund will not:

•	Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

Statement of Additional Information – Oct. 29, 2010

For Seligman Capital, Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

Additionally, regarding limiting investments in foreign securities:

For Columbia 120/20 Contrarian Equity, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Seligman Capital, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier, RiverSource Balanced, RiverSource Disciplined Small and Mid Cap Equity, RiverSource Disciplined Small Cap Value, RiverSource LaSalle Monthly Dividend Real Estate, Columbia Limited Duration Credit, RiverSource Partners Fundamental Value, RiverSource Real Estate and Seligman Growth:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For RiverSource Precious Metals and Mining:

•	Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

For RiverSource Short Duration U.S. Government and Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

For Columbia Strategic Allocation:

•	The fund may invest its total assets, up to 50%, in foreign investments.

Statement of Additional Information – Oct. 29, 2010

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

			Funds-of-Funds –	Taxable	Taxable	Tax-Exempt	State
			Equity and	Fixed	Money	Fixed	Tax-Exempt
Investment strategy	Balanced	Equity	Fixed Income	Income	Market	Income	Fixed Income

Agency and government securities	o	o	o	o	o	o	o

Borrowing	o	o	o	o	o	o	o

Cash/money market instruments	o	o	o	o	o	o	o

Collateralized bond obligations	o	o A	o	o	—	o	o

Commercial paper	o	o	o	o	o	o	o

Common stock	o	o	o	o B	—	—	—

Convertible securities	o	o	o	o C	—	o	o

Corporate bonds	o	o	o	o	D	o	o

Debt obligations	o	o	o	o	o	o	o

Depositary receipts	o	o	o	o	—	—	—

Derivative instruments (including options and futures)	o	o	o	o	—	o	o

Exchange-traded funds	o	o	o	o	—	o	o

Floating rate loans	o	—	o	o	—	—	—

Foreign currency transactions	o	o	o	o	—	o	—

Foreign securities	o	o	o	o	o	o	o

Funding agreements	o	o	o	o	o	o	o

High yield debt securities (junk bonds)	o	o	o	o	—	o	o J

Illiquid and restricted securities	o	o	o	o	o	o	o

Indexed securities	o	o	o	o	—	o	o

Inflation protected securities	o	o	o	o	—	o	o

Initial Public Offerings (IPOs)	o	o	o	o	o	o	o

Inverse floaters	o	E	o	o	—	o	o

Investment companies	o	o	o	o	o	o	o

Lending of portfolio securities	o	o	o	o	o	o	o

Loan participations	o	o	o	o	—	o	o

Mortgage- and asset-backed securities	o	o F	o	o	o	o	o

Mortgage dollar rolls	o	G	o	o	—	o	o

Statement of Additional Information – Oct. 29, 2010

			Funds-of-Funds –	Taxable	Taxable	Tax-Exempt	State
			Equity and	Fixed	Money	Fixed	Tax-Exempt
Investment strategy	Balanced	Equity	Fixed Income	Income	Market	Income	Fixed Income

Municipal obligations	o	o	o	o	o	o	o

Pay-in-kind securities	o	o	o	o	—	o	o

Preferred stock	o	o	o	o H	—	o H	—

Real estate investment trusts	o	o	o	o	—	o	o

Repurchase agreements	o	o	o	o	o	o	o

Reverse repurchase agreements	o	o	o	o	o	o	o

Short sales	I	I	o	I	—	I	I

Sovereign debt	o	o	o	o	o	o	o

Structured investments	o	o	o	o	—	o	o

Swap agreements	o	o	o	o	—	o	o

Variable- or floating-rate securities	o	o	o	o	o	o	o

Warrants	o	o	o	o	—	o	—

When-issued securities and forward commitments	o	o	o	o	—	o	o

Zero-coupon and step-coupon securities	o	o	o	o	o	o	o

A.	The following funds are not authorized to invest in collateralized bond obligations: RiverSource Partners International Select Growth, Columbia Multi-Advisor International Value, RiverSource Partners International Small Cap, and Columbia Multi-Advisor Small Cap Value.

B.	The following funds are not authorized to invest in common stock: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

C.	The following funds are not authorized to invest in convertible securities: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

D.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.	The following fund is authorized to invest in inverse floaters: RiverSource Real Estate.

F.	The following funds are not authorized to invest in mortgage- and asset-backed securities: RiverSource S&P 500 Index and RiverSource Small Company Index.

G.	The following funds are authorized to invest in mortgage dollar rolls: RiverSource Real Estate.

H.	The following funds are not authorized to invest in preferred stock: RiverSource Tax-Exempt High Income, RiverSource Intermediate Tax-Exempt, Columbia AMT-Free Tax-Exempt Bond, RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

I.	Except for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal and Seligman New York Municipal, which are prohibited from selling short, the funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

J.	The following funds are not authorized to invest in high yield debt securities: Seligman California Municipal Quality, Seligman Minnesota, Seligman National and Seligman New York.

Statement of Additional Information – Oct. 29, 2010

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Affiliated Fund Risk. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Statement of Additional Information – Oct. 29, 2010

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

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Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Foreign/Emerging Markets Risk. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in

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foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Highly Leveraged Transactions Risk. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

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Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated

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unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate Industry Risk. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks

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similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security’s price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying incomes” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Directors may authorize a significant change in investment strategy or fund liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager

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purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Agency and Government Securities
The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association* (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

*	On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

Borrowing
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may

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use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource, Seligman and Threadneedle funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since

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they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a

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result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security.

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Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for

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hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Exchange-Traded Funds
Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem

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redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Seligman TargETFunds) in excess of these limits. The Seligman TargETFunds’ ability to invest in ETFs will be severely constrained unless ETFs have received such an order from the SEC, and the ETF and the Seligman TargETFunds take appropriate steps to comply with the relevant terms and conditions of such orders.

The Seligman TargETFunds will invest in an ETF only if the SEC has issued an exemptive order to the ETF which permits investment companies, including the Seligman TargETFunds, to invest in ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Seligman TargETFunds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Seligman TargETFund may invest greater than 25% of its assets in any one ETF, although no Seligman TargETFund intends to invest greater than 40% of its assets in any one ETF.

To the extent the 1940 Act limitations apply to an ETF, such limitations may prevent Seligman TargETFund from allocating its investments in the manner that the investment manager considers optimal, or cause the investment manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) providing similar exposure as an alternative. The Seligman TargETFunds may also invest in Other Investment Companies or Stock Baskets when the investment manager believes they represent more attractive opportunities than similar ETFs held in the portfolio.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of

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the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

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Foreign Currency Transactions
Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines,

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additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections

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afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable

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to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading

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market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities
To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest

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earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often

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referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

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Short Sales
In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either

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subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

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Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

Variable- or Floating-Rate Securities
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those

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activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) (formerly RiverSource Fund Distributors, Inc.) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage

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or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions
Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations
From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from

Statement of Additional Information – Oct. 29, 2010

country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2010	2009		2008
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$0	$0		$0	(a)

Columbia Income Builder Fund II	0	0		0	(a)

Columbia Income Builder Fund III	0	0		0	(a)

Columbia Portfolio Builder Aggressive	0	0		0

Columbia Portfolio Builder Conservative	0	0		0

Columbia Portfolio Builder Moderate	0	0		0

Columbia Portfolio Builder Moderate Aggressive	0	0		0

Columbia Portfolio Builder Moderate Conservative	0	0		0

Columbia Portfolio Builder Total Equity	0	0		0

RiverSource S&P 500 Index	97,970	16,486		40,706

RiverSource Small Company Index	517,354	123,243		108,360

For funds with fiscal period ending March 31

Columbia Equity Value	357,285	525,309		591,525

RiverSource Precious Metals and Mining	288,177	1,067,960		960,159

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	26,985	38,789		38,557	(b)

Columbia Recovery and Infrastructure	527,728	128,097	(c)	N/A

Columbia Retirement Plus 2010	0	0		0

Columbia Retirement Plus 2015	0	0		0

Columbia Retirement Plus 2020	0	0		0

Columbia Retirement Plus 2025	0	0		0

Columbia Retirement Plus 2030	0	0		0

Columbia Retirement Plus 2035	0	0		0

Columbia Retirement Plus 2040	0	0		0

Columbia Retirement Plus 2045	0	0		0

Statement of Additional Information – Oct. 29, 2010

Total Brokerage Commissions
Fund	2010	2009		2008
For funds with fiscal period ending May 31

Columbia High Yield Bond	$0	$0		$0

Columbia Multi-Advisor Small Cap Value	749,980	1,484,768		1,179,158

Columbia U.S. Government Mortgage	9,489	14,329		17,640

RiverSource Partners Fundamental Value	146,283	298,507		292,900

RiverSource Short Duration U.S. Government	21,796	35,642		43,210

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	402,958	673,569		412,022

RiverSource Real Estate	164,335	205,118		173,705

For funds with fiscal period ending July 31

Columbia Floating Rate	0	12,760		861

Columbia Income Opportunities	0	0		0

Columbia Inflation Protected Securities	43,426	17,762		11,586

Columbia Large Core Quantitative	2,806,058	2,084,675		1,951,255

Columbia Limited Duration Credit	8,523	4,188		4,138

Columbia Money Market	0	0		0

RiverSource Disciplined Small and Mid Cap Equity	306,343	541,939		124,754

RiverSource Disciplined Small Cap Value	139,213	178,570		75,041

For funds with fiscal period ending August 31

Columbia Diversified Bond	121,666	95,997		111,876

Columbia Minnesota Tax-Exempt	1,077	0		3,418

RiverSource California Tax-Exempt	510	0		1,938

RiverSource New York Tax-Exempt	174	0		724

	2009	2008		2007
For funds with fiscal period ending September 30

Columbia Large Growth Quantitative	649,261	150,374		45,978	(d)

Columbia Large Value Quantitative	378,324	6,631	(e)	N/A

Columbia Diversified Equity Income	4,728,940	4,085,552		3,790,954

Columbia Mid Cap Value Opportunity	2,601,029	1,672,775		1,219,474

Columbia Strategic Allocation	1,248,108	1,049,954		1,425,483

RiverSource Balanced	688,814	493,156		567,773

RiverSource Strategic Income Allocation	22,351	17,707		6,639	(d)

Seligman California Municipal High-Yield	0	0		0

Seligman California Municipal Quality	0	0		0

Seligman Minnesota Municipal	0	0		0

Seligman National Municipal	0	0		0

Seligman New York Municipal	0	0		0

Seligman TargETFund 2015	12,772	7,434		3,559

Seligman TargETFund 2025	1,327	7,302		2,743

Seligman TargETFund 2035	1,215	1,206		461

Seligman TargETFund 2045	1,173	948		308

Seligman TargETFund Core	26,992	10,913		10,770

Statement of Additional Information – Oct. 29, 2010

Total Brokerage Commissions
Fund	2009		2008		2007
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$0		$0		$0

Columbia Asia Pacific ex-Japan	41,731	(f)	N/A		N/A

Columbia Emerging Markets Bond	0		0		0

Columbia Emerging Markets Opportunity	2,108,103		3,346,690		3,361,865

Columbia European Equity	189,286		396,474		282,104

Columbia Frontier	157,476		250,561		388,531

Columbia Global Bond	7,292		18,925		17,268

Columbia Global Equity	581,962		1,185,084		1,474,583

Columbia Global Extended Alpha	11,397		6,647	(g)	N/A

Columbia Multi-Advisor International Value	959,077		1,558,333		1,426,926

Columbia Seligman Global Technology	1,319,806		1,747,855		2,082,502

RiverSource Disciplined International Equity	500,331		514,960		547,910

RiverSource Partners International Select Growth	901,265		1,690,066		1,932,330

RiverSource Partners International Small Cap	265,317		270,663		353,096

Threadneedle Global Equity Income	18,370		5,030	(g)	N/A

Threadneedle International Opportunity	793,899		1,020,584		1,150,182

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	315		6,431		19,450

Columbia Mid Cap Growth Opportunity	2,752,727		2,165,273		2,813,784

RiverSource Intermediate Tax-Exempt	42		684		2,175

RiverSource Tax-Exempt High Income	1,080		24,531		74,062

For funds with fiscal period ending December 31

Columbia Government Money Market	0		0		0

Columbia Seligman Communications and Information	12,482,079		11,241,475		17,228,966

Columbia Select Large-Cap Value	206,322		236,168		167,912

Columbia Select Smaller-Cap Value	123,904		240,154		217,466

RiverSource LaSalle Global Real Estate	20,434		32,671		63,034

RiverSource LaSalle Monthly Dividend Real Estate	40,941		82,218		227,752

Seligman Capital	927,607		1,815,753		2,088,716

Seligman Growth	2,228,705		1,627,919		1,428,056

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c)	For the period from Feb. 19, 2009 (when shares become publicly available) to April 30, 2009.

(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Oct. 29, 2010

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*
			Amount of		Turnover rates
	Amount of		commissions
Fund	transactions		imputed or paid		2010		2009
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$0	(a)	$0	(a)	41%		39%

Columbia Income Builder Fund II	0	(a)	0	(a)	39		40

Columbia Income Builder Fund III	0	(a)	0	(a)	46		36

Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	28		35

Columbia Portfolio Builder Conservative	0	(a)	0	(a)	26		27

Columbia Portfolio Builder Moderate	0	(a)	0	(a)	26		34

Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	28		33

Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	30		29

Columbia Portfolio Builder Total Equity	0	(a)	0	(a)	25		28

RiverSource S&P 500 Index	0		0		41		5

RiverSource Small Company Index	0		0		41		23

For funds with fiscal period ending March 31

Columbia Equity Value	95,868,655		111,080		30		21

RiverSource Precious Metals and Mining	42,266,048		35,270		72		340	(b)

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	10,891,991		10,904		31		36

Columbia Recovery and Infrastructure	243,972,941		295,680		11		4	(c)

Columbia Retirement Plus 2010	0	(a)	0	(a)	53		55

Columbia Retirement Plus 2015	0	(a)	0	(a)	126		53

Columbia Retirement Plus 2020	0	(a)	0	(a)	53		52

Columbia Retirement Plus 2025	0	(a)	0	(a)	52		47

Columbia Retirement Plus 2030	0	(a)	0	(a)	57		47

Columbia Retirement Plus 2035	0	(a)	0	(a)	54		48

Columbia Retirement Plus 2040	0	(a)	0	(a)	55		50

Columbia Retirement Plus 2045	0	(a)	0	(a)	64		51

For funds with fiscal period ending May 31

Columbia High Yield Bond	0		0		94		83

Columbia Multi-Advisor Small Cap Value	25,296,772		30,410		80		120

Columbia U.S. Government Mortgage	0		0		519	(d)	431	(d)

RiverSource Partners Fundamental Value	0		0		9		19

RiverSource Short Duration U.S. Government	0		0		329	(d)	217	(d)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	66,349,011		55,087		23		21

RiverSource Real Estate	6,919,253		9,212		93		51

Statement of Additional Information – Oct. 29, 2010

	Brokerage directed for research*
		Amount of	Turnover rates
	Amount of	commissions
Fund	transactions	imputed or paid	2010		2009
For funds with fiscal period ending July 31

Columbia Floating Rate	$0	$0	68%		84%

Columbia Income Opportunities	0	0	86		81

Columbia Inflation Protected Securities	0	0	177	(f)	160	(f)

Columbia Large Core Quantitative	302,209,602	175,221	75		61

Columbia Limited Duration Credit	0	0	101		335	(d),(g)

Columbia Money Market	0	0	N/A		N/A

RiverSource Disciplined Small and Mid Cap Equity	21,380,485	24,466	107		104

RiverSource Disciplined Small Cap Value	6,706,217	7,860	114		98

For funds with fiscal period ending August 31

Columbia Diversified Bond	0	0	420	(d)	371	(d)

Columbia Minnesota Tax-Exempt	0	0	21		33

RiverSource California Tax-Exempt	0	0	19		49

RiverSource New York Tax-Exempt	0	0	12		34

			2009		2008
For funds with fiscal period ending September 30

Columbia Large Growth Quantitative	115,848,221	85,590	58		70

Columbia Large Value Quantitative	38,146,821	31,490	63		6	(h)

Columbia Diversified Equity Income	1,100,570,862	1,494,280	38		31

Columbia Mid Cap Value Opportunity	85,198,971	545,756	42		34

Columbia Strategic Allocation	92,052,055	81,422	136	(d)	123	(d)

RiverSource Balanced	134,013,627	160,642	189	(d)	105	(d)

RiverSource Strategic Income Allocation	0	0	143		137

Seligman California Municipal High-Yield	0	0	63	(i)	4

Seligman California Municipal Quality	0	0	46	(i)	13

Seligman Minnesota Municipal	0	0	29	(i)	16

Seligman National Municipal	0	0	107	(i)	16

Seligman New York Municipal	0	0	53	(i)	0

Seligman TargETFund 2015	0	0	58		70

Seligman TargETFund 2025	0	0	13		61

Seligman TargETFund 2035	0	0	16		38

Seligman TargETFund 2045	0	0	36		48

Seligman TargETFund Core	0	0	45		46

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0	0	16		39

Columbia Asia Pacific ex-Japan	8,232,647(j )	23,202(j )	4(j	)	N/A

Columbia Emerging Markets Bond	0	0	62		82

Columbia Emerging Markets Opportunity	794,301,729	1,895,074	149		133

Columbia European Equity	113,984,459	144,742	154		180

Columbia Frontier	142,448,732	47,004	162		156

Columbia Global Bond	0	0	69		75

Columbia Global Equity	300,110,709	477,223	81		97

Columbia Global Extended Alpha	4,801,721	7,937	133		36	(k)

Statement of Additional Information – Oct. 29, 2010

	Brokerage directed for research*
		Amount of	Turnover rates
	Amount of	commissions
Fund	transactions	imputed or paid	2009	2008

Columbia Multi-Advisor International Value	$33,502,807	$17,102	63%	40%

Columbia Seligman Global Technology	2,739,223,355	460,483	150	171

RiverSource Disciplined International Equity	8,041,109	2,162	85	61

RiverSource Partners International Select Growth	83,531,533	99,348	90	85

RiverSource Partners International Small Cap	95,857	63	174	87

Threadneedle Global Equity Income	6,599,033	11,416	45	10	(k)

Threadneedle International Opportunity	536,939,110	737,307	97	78

For funds with fiscal period ending November 30

Columbia Mid Cap Growth Opportunity	454,152,183	799,318	126	76

RiverSource AMT-Free Tax-Exempt Bond	0	0	29	37

RiverSource Intermediate Tax-Exempt	0	0	26	36

RiverSource Tax-Exempt High Income	0	0	30	37

For funds with fiscal period ending December 31

Columbia Government Money Market	N/A	N/A	N/A	N/A

Columbia Select Large-Cap Value	69,507,890	68,240	24	28

Columbia Select Smaller-Cap Value	1,444,931	5,200	7	16

Columbia Seligman Communications and Information	1,115,825,859	2,102,493	150	133

RiverSource LaSalle Global Real Estate	0	0	83	62

RiverSource LaSalle Monthly Dividend Real Estate	0	0	87	77

Seligman Capital	20,147,615	37,667	139	229

Seligman Growth	843,145,024	1,192,083	142	241

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.

(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 286% and 199% for RiverSource Short Duration U.S. Government Fund and 246% and 162% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2010 and 2009, respectively; 229% and 184% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2010 and 2009, respectively; 220% for Columbia Limited Duration Credit Fund for the fiscal period ended July 31, 2009; 110% and 86% for RiverSource Balanced Fund and 116% and 89% for Columbia Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2009 and 2008, respectively.

(e)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(f)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.

(g)	The turnover was a result of a combination of a change in the investment strategy and the growth of the fund. The fund experienced high net inflows in the second quarter of 2009, increasing the NAV.

(h)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(i)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the second quarter of 2009, and additionally for Seligman National Municipal, mergers of 14 state-specific Seligman Municipal Funds during the period into the Fund.

(j)	For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.

(k)	For the period from Aug. 1, 2008 (when the Fund became available) to Oct. 31, 2008.

Statement of Additional Information – Oct. 29, 2010

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

		Value of securities owned at
Fund	Issuer	end of fiscal period
For funds with fiscal period ending January 31

Columbia Income Builder Fund	None	N/A

Columbia Income Builder Fund II	None	N/A

Columbia Income Builder Fund III	None	N/A

Columbia Portfolio Builder Aggressive	None	N/A

Columbia Portfolio Builder Conservative	None	N/A

Columbia Portfolio Builder Moderate	None	N/A

Columbia Portfolio Builder Moderate Aggressive	None	N/A

Columbia Portfolio Builder Moderate Conservative	None	N/A

Columbia Portfolio Builder Total Equity	None	N/A

RiverSource S&P 500 Index	Ameriprise Financial	$147,339

	Charles Schwab	199,837

	Citigroup	825,442

	E*Trade Financial	48,192

	Franklin Resources	216,282

	Goldman Sachs Group	983,038

	JPMorgan Chase & Co.	1,947,078

	Legg Mason	41,068

	Morgan Stanley	489,323

	PNC Financial Services Group	347,103

RiverSource Small Company Index	Investment Technology Group	932,730

	LaBranche & Co.	159,627

	optionsXpress	645,578

	Piper Jaffray Companies	677,351

	Stifel Financial	1,463,301

For funds with fiscal period ending March 31

Columbia Equity Value	Goldman Sachs Group	11,067,062

	JPMorgan Chase & Co.	13,784,298

	Morgan Stanley	7,911,083

RiverSource Precious Metals and Mining	None	N/A

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	None	N/A

Columbia Recovery and Infrastructure	None	N/A

Columbia Retirement Plus 2010	None	N/A

Columbia Retirement Plus 2015	None	N/A

Columbia Retirement Plus 2020	None	N/A

Columbia Retirement Plus 2025	None	N/A

Columbia Retirement Plus 2030	None	N/A

Columbia Retirement Plus 2035	None	N/A

Columbia Retirement Plus 2040	None	N/A

Columbia Retirement Plus 2045	None	N/A

Statement of Additional Information – Oct. 29, 2010

		Value of securities owned at
Fund	Issuer	end of fiscal period
For funds with fiscal period ending May 31

Columbia High Yield Bond	Lehman Brothers Holdings*	$1,322,250

Columbia Multi-Advisor Small Cap Value	Raymond James Financial	1,696,199

Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	339,729

	Bear Stearns Commercial Mtge Securities	3,164,927

	ChaseFlex Trust	398,308

	Citigroup Mortgage Loan Trust, Inc.	1,106,996

	Credit Suisse Mortgage Capital Ctfs	7,823,287

	GS Mortgage Securities Corp.	6,427,923

	Jefferies & Co.	2,284,896

	JPMorgan Chase Commercial Mtge Securities	990,893

	JPMorgan Mtge Trust	667,343

	JPMorgan Reremic	534,987

RiverSource Partners Fundamental Value	Goldman Sachs Group, Inc.	3,039,588

	JPMorgan Chase & Co.	2,342,740

RiverSource Short Duration U.S. Government	Bear Stearns Asset Backed Securities Trust	782,912

	Bear Stearns Commercial Mtge Securities	1,607,987

	Citigroup Funding	18,414,224

	Citigroup Mortgage Loan Trust, Inc.	3,441,463

	Credit Suisse Mortgage Capital Ctfs	7,919,291

	CS First Boston Mtge Securities	968,402

	Goldman Sachs Group	7,829,724

	Jefferies & Co.	1,062,793

	JPMorgan Chase Commercial Mtge Securities	3,998,961

	JPMorgan Chase & Co.	2,966,688

	JPMorgan Mtge Trust	2,196,977

	Morgan Stanley	8,350,389

	Morgan Stanley Capital I	4,934,943

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	Goldman Sachs Group	8,911,501

	JPMorgan Chase & Co.	5,407,407

	Morgan Stanley	10,581,853

RiverSource Real Estate	None	N/A

For funds with fiscal period ending July 31

Columbia Floating Rate	Nuveen Investments	887,000

Columbia Income Opportunities	E*TRADE Financial	4,180,938

Columbia Inflation Protected Securities	Jefferies & Co.	925,026

	LB-UBS Commercial Mortgage Trust	2,711,440

Columbia Large Core Quantitative	Citigroup	89,448,117

	Franklin Resources	10,199,918

	Goldman Sachs Group	18,407,431

	PNC Financial Services Group	55,870,310

Columbia Limited Duration Credit	Citigroup	4,988,135

	Goldman Sachs Group	5,629,686

	JPMorgan Chase & Co.	4,363,771

	Lehman Brothers Holdings*	95,700

	Merrill Lynch & Co.	856,523

	Morgan Stanley	5,284,355

Columbia Money Market	Citigroup Funding	100,983,942

	JPMorgan Chase & Co.	87,793,771

Statement of Additional Information – Oct. 29, 2010

		Value of securities owned at
Fund	Issuer	end of fiscal period
RiverSource Disciplined Small and Mid Cap Equity	Investment Technology Group	$93,176

	Jefferies Group, Inc.	76,613

	Knight Capital Group Cl A	342,359

	optionsXpress Holdings	113,864

	Raymond James Financial	1,524,868

RiverSource Disciplined Small Cap Value	Knight Capital Group Cl A	251,175

	Westwood Holdings Group	104,596

For funds with fiscal period ending August 31

Columbia Diversified Bond	Bear Stearns Adjustable Rate Mortgage Trust	5,214,463

	Bear Stearns Alt-A Trust	22,769

	Bear Stearns Asset-Backed Securities Trust	3,855,171

	Bear Stearns Commercial Mortgage Securities	2,278,870

	Bear Stearns Mortgage Funding Trust	680,868

	ChaseFlex Trust	1,470,112

	Citigroup, Inc.	44,244,737

	Citigroup Commercial Mortgage Trust	3,387,078

	Citigroup/Deutsche Bank Commercial Mortgage Trust	25,824,909

	Citigroup Mortgage Loan Trust, Inc.	37,740,867

	Credit Suisse Mortgage Capital Certificates	59,851,574

	Credit Suisse First Boston Mortgage Securities Corp.	15,808,795

	GS Mortgage Securities Corp. II	46,506,875

	The Goldman Sachs Group, Inc.	37,320,156

	Jefferies & Co., Inc.	6,723,914

	JPMorgan Chase & Co.	41,539,862

	JPMorgan Chase Commercial Mortgage Securities Corp.	104,835,640

	JPMorgan Mortgage Trust	3,844,284

	JPMorgan Remeric	4,562,368

	LB-UBS Commercial Mortgage Trust	35,858,704

	Lehman Brothers Holdings, Inc.*	2,204,363

	Merrill Lynch Mortgage Trust	1,656,762

	Morgan Stanley	36,602,643

	Morgan Stanley Capital I	16,918,724

	Morgan Stanley Reremic Trust	50,927,555

Columbia Minnesota Tax-Exempt	None	N/A

RiverSource California Tax-Exempt	None	N/A

RiverSource New York Tax-Exempt	None	N/A

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	Goldman Sachs Group	178,337,738

	JPMorgan Chase & Co.	85,834,923

	Morgan Stanley	52,518,110

Columbia Large Growth Quantitative	Franklin Resources	1,934,035

	Goldman Sachs Group	20,863,258

	Morgan Stanley	9,177,567

Columbia Large Value Quantitative	Citigroup	6,796,957

	Goldman Sachs Group	6,574,659

	JPMorgan Chase & Co.	1,293,917

	Morgan Stanley	6,536,678

	PNC Financial Services Group	1,943,649

Statement of Additional Information – Oct. 29, 2010

		Value of securities owned at
Fund	Issuer	end of fiscal period
Columbia Mid Cap Value Opportunity	Goldman Sachs & Co.	$47,226,353

Columbia Strategic Allocation	Bear Stearns Commercial Mortgage Securities	699,898

	Citigroup	6,504,737

	Citigroup Commercial Mortgage Trust	316,302

	Citigroup/Deutsche Bank Commercial Mortgage Trust	183,715

	Credit Suisse Group	457,330

	CS First Boston Mortgage Securities	155,406

	Goldman Sachs Group	9,642,282

	GS Mortgage Securities II	788,719

	JPMorgan Chase & Co.	10,872,093

	JPMorgan Chase Commercial Mortgage Securities	2,234,879

	Knight Capital Group Cl A	96,200

	LB-UBS Commercial Mortgage Trust	559,502

	Morgan Stanley	9,436,155

	Morgan Stanley Capital I	709,666

	optionsXpress Holdings	82,339

	PNC Financial Services Group	6,225,544

RiverSource Balanced	Bear Stearns Adjustable Rate Mortgage Trust	713,060

	Bear Stearns Commercial Mortgage Securities	899,869

	ChaseFlex Trust	849,320

	Citigroup	1,082,219

	Citigroup Commercial Mortgage Trust	316,302

	Citigroup/Deutsche Bank Commercial Mortgage Trust	393,676

	Goldman Sachs Group	18,865,931

	GS Mortgage Securities II	1,030,324

	JPMorgan Chase & Co.	8,998,091

	JPMorgan Chase Commercial Mortgage Securities	2,697,566

	LB-UBS Commercial Mortgage Trust	1,354,451

	Lehman Brothers Holdings*	236,004

	Merrill Lynch Mortgage Trust	188,000

	Morgan Stanley	3,258,404

	Morgan Stanley Capital I	1,291,191

RiverSource Strategic Income Allocation	Ameritrade Holding Corp. — subsidiary	624,828

	Bear Stearns Commercial Mortgage Securities	868,876

	Citigroup	118,157

	Citigroup/Deutsche Bank Commercial Mortgage Trust	985,508

	CS First Boston Mortgage Securities	1,069,849

	Goldman Sachs Group	171,602

	JPMorgan Chase & Co.	268,331

	JPMorgan Chase Commercial Mortgage Securities	889,173

	Lehman Brothers Holdings*	15,975

	Merrill Lynch Mortgage Trust	178,336

	Morgan Stanley	801,038

	Morgan Stanley Capital I	69,125

	Nuveen Investments	97,091

Statement of Additional Information – Oct. 29, 2010

		Value of securities owned at
Fund	Issuer	end of fiscal period
Seligman California Municipal High-Yield	None	N/A

Seligman California Municipal Quality	None	N/A

Seligman Minnesota Municipal	None	N/A

Seligman National Municipal	None	N/A

Seligman New York Municipal	None	N/A

Seligman TargETFund 2015	None	N/A

Seligman TargETFund 2025	None	N/A

Seligman TargETFund 2035	None	N/A

Seligman TargETFund 2045	None	N/A

Seligman TargETFund Core	None	N/A

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	GS Mortgage Securities II	$2,719,948

	Lehman Brothers Holdings*	100,800

	Morgan Stanley Dean Witter Capital I	428,016

Columbia Asia Pacific ex-Japan	None	N/A

Columbia Emerging Markets Bond	Morgan Stanley	2,351,866

Columbia Emerging Markets Opportunity	None	N/A

Columbia European Equity	Credit Suisse Group	2,058,583

Columbia Frontier	Affiliated Managers Group	380,940

	Piper Jaffray Companies	171,643

	Stifel Financial	244,212

Columbia Global Bond	Bear Stearns Commercial Mortgage Securities	237,337

	Citigroup	1,003,392

	Citigroup Commercial Mortgage Trust	1,581,548

	CS First Boston Mortgage Securities	595,440

	Goldman Sachs Group	1,188,323

	GS Mortgage Securities II	1,102,326

	JPMorgan Chase Commercial Mortgage Securities	1,702,095

	JPMorgan Chase & Co.	770,873

	LB-UBS Commercial Mortgage Trust	1,501,910

	Lehman Brothers Holdings*	212,850

	Merrill Lynch & Co.	366,682

	Morgan Stanley	11,964,651

	Morgan Stanley Capital I	1,334,954

Columbia Global Equity	Citigroup Commercial Mortgage Trust	6,721,641

	Credit Suisse Mortgage Capital Certificates	2,352,116

	Goldman Sachs Group	5,039,414

	JPMorgan Chase & Co.	9,925,220

Columbia Global Extended Alpha	Citigroup	64,732

	Goldman Sachs Group	119,119

Columbia Multi-Advisor International Value	Citigroup Funding	6,997,755

	Morgan Stanley	20,000,000

Columbia Seligman Global Technology	None	N/A

RiverSource Disciplined International Equity	Credit Suisse Mortgage Capital Certificates	3,138,369

RiverSource Partners International Select Growth	Credit Suisse Group	4,008,753

RiverSource Partners International Small Cap	None	N/A

Threadneedle Global Equity Income	None	N/A

Threadneedle International Opportunity	Credit Suisse Group	7,751,291

Statement of Additional Information – Oct. 29, 2010

		Value of securities owned at
Fund	Issuer	end of fiscal period
For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	N/A

Columbia Mid Cap Growth Opportunity	E*TRADE Financial	$3,797,720

	Legg Mason	2,696,490

RiverSource Intermediate Tax-Exempt	None	N/A

RiverSource Tax-Exempt High Income	None	N/A

For funds with fiscal period ending December 31

Columbia Government Money Market	None	N/A

Columbia Seligman Communications and Information	None	N/A

Columbia Select Large-Cap Value	JPMorgan Chase & Co.	8,334,000

	Morgan Stanley	7,340,800

Columbia Select Smaller-Cap Value	None	N/A

RiverSource LaSalle Global Real Estate	None	N/A

RiverSource LaSalle Monthly Dividend Real Estate	None	N/A

Seligman Capital	None	N/A

Seligman Growth	Goldman Sachs Group	9,455,040

*	Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

Statement of Additional Information – Oct. 29, 2010

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 7. Brokerage Commissions Paid to Investment Manager or Affiliates

					Percent of
					aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2010			2009	2008

For funds with fiscal period ending January 31

Columbia Income Builder Fund	None	—	—	—	—	$0	$0	(a)

Columbia Income Builder Fund II	None	—	—	—	—	0	0	(a)

Columbia Income Builder Fund III	None	—	—	—	—	0	0	(a)

Columbia Portfolio Builder Aggressive	None	—	—	—	—	0	0

Columbia Portfolio Builder Conservative	None	—	—	—	—	0	0

Columbia Portfolio Builder Moderate	None	—	—	—	—	0	0

Columbia Portfolio Builder Moderate Aggressive	None	—	—	—	—	0	0

Columbia Portfolio Builder Moderate Conservative	None	—	—	—	—	0	0

Columbia Portfolio Builder Total Equity	None	—	—	—	—	0	0

RiverSource S&P 500 Index	None	—	—	—	—	0	0

RiverSource Small Company Index	None	—	—	—	—	0	0

For funds with fiscal period ending March 31

Columbia Equity Value	None	—	—	—	—	0	0

RiverSource Precious Metals and Mining	None	—	—	—	—	0	0

Statement of Additional Information – Oct. 29, 2010

					Percent of
					aggregate
			Aggregate		dollar	Aggregate		Aggregate
			dollar		amount of	dollar		dollar
			amount of	Percent of	transactions	amount of		amount of
			commissions	aggregate	involving	commissions		commissions
		Nature of	paid to	brokerage	payment of	paid to		paid to
	Broker	affiliation	broker	commissions	commissions	broker		broker

Fund			2010			2009		2008
For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	None	—	—	—	—	$0		$0	(b)

Columbia Recovery and Infrastructure	None	—	—	—	—	0	(c)	N/A

Columbia Retirement Plus 2010	None	—	—	—	—	0		0

Columbia Retirement Plus 2015	None	—	—	—	—	0		0

Columbia Retirement Plus 2020	None	—	—	—	—	0		0

Columbia Retirement Plus 2025	None	—	—	—	—	0		0

Columbia Retirement Plus 2030	None	—	—	—	—	0		0

Columbia Retirement Plus 2035	None	—	—	—	—	0		0

Columbia Retirement Plus 2040	None	—	—	—	—	0		0

Columbia Retirement Plus 2045	None	—	—	—	—	0		0

For funds with fiscal period ending May 31

Columbia High Yield Bond	None	—	—	—	—	0		0

Columbia Multi-Advisor Small Cap Value	None	—	—	—	—	0		0

Columbia U.S. Government Mortgage	None	—	—	—	—	0		0

RiverSource Partners Fundamental Value	None	—	—	—	—	0		0

RiverSource Short Duration U.S. Government	None	—	—	—	—	0		0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	None	—	—	—	—	0		0

RiverSource Real Estate	None	—	—	—	—	0		0

Statement of Additional Information – Oct. 29, 2010

					Percent of
					aggregate
			Aggregate		dollar	Aggregate		Aggregate
			dollar		amount of	dollar		dollar
			amount of	Percent of	transactions	amount of		amount of
			commissions	aggregate	involving	commissions		commissions
		Nature of	paid to	brokerage	payment of	paid to		paid to
	Broker	affiliation	broker	commissions	commissions	broker		broker

Fund			2010			2009		2008
For funds with fiscal period ending July 31

Columbia Floating Rate	None	—	—	—	—	$0		$0

Columbia Income Opportunities	None	—	—	—	—	0		0

Columbia Inflation Protected Securities	None	—	—	—	—	0		0

Columbia Large Core Quantitative	None					0		0

Columbia Limited Duration Credit	None	—	—	—	—	0		0

Columbia Money Market	None	—	—	—	—	0		0

RiverSource Disciplined Small and Mid Cap Equity	None	—	—	—	—	0		0

RiverSource Disciplined Small Cap Value	None	—	—	—	—	0		0

For funds with fiscal period ending August 31

Columbia Diversified Bond	None	—	—	—	—	0		0

Columbia Minnesota Tax-Exempt	None	—	—	—	—	0		0

RiverSource California Tax-Exempt	None	—	—	—	—	0		0

RiverSource New York Tax-Exempt	None	—	—	—	—	0		0

			2009			2008		2007

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	None	—	—	—	—	0		0

Columbia Large Growth Quantitative	None	—	—	—	—	0		0	(d)

Columbia Large Value Quantitative	None	—	—	—	—	0	(e)	N/A

Columbia Mid Cap Value Opportunity	None	—	—	—	—	0		0

Columbia Strategic Allocation	None	—	—	—	—	0		0

RiverSource Balanced	None	—	—	—	—	0		0

RiverSource Strategic Income Allocation	None	—	—	—	—	0		0	(d)

Statement of Additional Information – Oct. 29, 2010

					Percent of
					aggregate
			Aggregate		dollar	Aggregate		Aggregate
			dollar		amount of	dollar		dollar
			amount of	Percent of	transactions	amount of		amount of
			commissions	aggregate	involving	commissions		commissions
		Nature of	paid to	brokerage	payment of	paid to		paid to
	Broker	affiliation	broker	commissions	commissions	broker		broker

Fund			2009			2008		2007

Seligman California Municipal High-Yield	None	—	—	—	—	$0		$0

Seligman California Municipal Quality	None	—	—	—	—	0		0

Seligman Minnesota Municipal	None	—	—	—	—	0		0

Seligman National Municipal	None	—	—	—	—	0		0

Seligman New York Municipal	None	—	—	—	—	0		0

Seligman TargETFund 2015	None	—	—	—	—	0		0

Seligman TargETFund 2025	None	—	—	—	—	0		0

Seligman TargETFund 2035	None	—	—	—	—	0		0

Seligman TargETFund 2045	None	—	—	—	—	0		0

Seligman TargETFund Core	None	—	—	—	—	0		0

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	None	—	—	—	—	0		0

Columbia Asia Pacific ex-Japan	None(f)	—	—	—	—	N/A		N/A

Columbia Emerging Markets Bond	None	—	—	—	—	0		0

Columbia Emerging Markets Opportunity	None	—	—	—	—	0		0

Columbia European Equity	None	—	—	—	—	0		0

Columbia Frontier	None	—	—	—	—	0		0

Columbia Global Bond	None	—	—	—	—	0		0

Columbia Global Equity	None	—	—	—	—	0		0

Columbia Global Extended Alpha	None	—	—	—	—	0	(g)	N/A

Columbia Multi-Advisor International Value	Sanford Bernstein	(1)	$0	—	—	1,677		0

Columbia Seligman Global Technology	None	—	—	—	—	0		0

RiverSource Disciplined International Equity	None	—	—	—	—	0		0

RiverSource Partners International Select Growth	Merrill Lynch Capital Markets	(2)	585	0.27%	0.42%	0		0

RiverSource Partners International Small Cap	None	—	—	—	—	0		0

Threadneedle Global Equity Income	None	—	—	—	—	0	(g)	N/A

Threadneedle International Opportunity	None	—	—	—	—	0		0

Statement of Additional Information – Oct. 29, 2010

					Percent of
					aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2009			2008	2007

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	—	—	—	—	$0	$0

Columbia Mid Cap Growth Opportunity	None	—	—	—	—	0	0

RiverSource Intermediate Tax-Exempt	None	—	—	—	—	0	0

RiverSource Tax-Exempt High Income	None	—	—	—	—	0	0

For funds with fiscal period ending December 31

Columbia Government Money Market	None	—	—	—	—	0	0

Columbia Select Large-Cap Value	None	—	—	—	—	0	0

Columbia Select Smaller-Cap Value	None	—	—	—	—	0	0

Columbia Seligman Communications and Information	None	—	—	—	—	0	0

RiverSource LaSalle Global Real Estate	None	—	—	—	—	0	0

RiverSource LaSalle Monthly Dividend Real Estate	None	—	—	—	—	0	0

Seligman Capital	None	—	—	—	—	0	0

Seligman Growth	None	—	—	—	—	0	0

(1)	Affiliate of AllianceBernstein L.P., a subadviser.

(2)	Affiliate of Columbia Wanger Asset Management, L.P., a subadviser.

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Oct. 29, 2010

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

Table 8. Valuing Fund Shares

Fund*	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending January 31

Columbia Income Builder Fund
Class A	$191,609,144	19,630,870	$9.76
Class B	24,940,436	2,547,850	9.79
Class C	12,407,352	1,267,551	9.79
Class R4	9,771	1,000	9.77

Columbia Income Builder Fund II
Class A	336,673,414	35,567,971	9.47
Class B	35,116,660	3,701,134	9.49
Class C	15,534,369	1,636,863	9.49
Class R4	18,248	1,926	9.47

Columbia Income Builder Fund III
Class A	169,340,312	17,933,995	9.44
Class B	17,093,815	1,803,903	9.48
Class C	8,762,187	925,152	9.47
Class R4	36,268	3,844	9.43

Columbia Portfolio Builder Aggressive
Class A	411,905,718	47,812,554	8.62
Class B	69,631,727	8,121,597	8.57
Class C	26,852,423	3,157,443	8.50
Class R4	391,084	45,318	8.63

Columbia Portfolio Builder Conservative
Class A	188,324,159	19,284,494	9.77
Class B	38,996,195	4,007,171	9.73
Class C	18,361,827	1,886,873	9.73
Class R4	68,268	7,043	9.69

Columbia Portfolio Builder Moderate
Class A	936,670,111	99,022,922	9.46
Class B	163,374,895	17,355,229	9.41
Class C	60,532,854	6,431,212	9.41
Class R4	221,015	23,381	9.45

Columbia Portfolio Builder Moderate Aggressive
Class A	848,711,038	93,990,508	9.03
Class B	143,830,084	16,003,632	8.99
Class C	44,907,699	5,004,198	8.97
Class R4	842,067	93,149	9.04

Columbia Portfolio Builder Moderate Conservative
Class A	335,708,725	34,921,226	9.61
Class B	60,124,214	6,274,529	9.58
Class C	26,207,827	2,735,790	9.58
Class R4	28,861	3,017	9.57

Columbia Portfolio Builder Total Equity
Class A	348,269,405	42,472,580	8.20
Class B	56,041,391	6,869,051	8.16
Class C	25,712,743	3,180,656	8.08
Class R4	227,529	27,657	8.23

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource S&P 500 Index
Class A**	$21,534,109	6,062,565	$3.55
Class Z**	100,496,276	28,199,115	3.56

RiverSource Small Company Index
Class A	328,913,706	84,403,946	3.90
Class B	43,947,939	14,032,865	3.13
Class R4	6,632,993	1,640,892	4.04

For funds with fiscal period ending March 31

Columbia Equity Value
Class A	681,073,286	70,741,844	9.63
Class B	50,132,060	5,184,913	9.67
Class C	4,895,038	512,462	9.55
Class I	18,363,036	1,905,271	9.64
Class R	30,124	3,129	9.63
Class R3	183,254	19,014	9.64
Class R4	10,092,743	1,046,026	9.65
Class R5	6,508	676	9.63
Class W	3,658	380	9.63

RiverSource Precious Metals and Mining
Class A	133,459,266	10,925,790	12.22
Class B	13,809,631	1,240,361	11.13
Class C	4,233,101	389,141	10.88
Class I	12,268	989	12.40
Class R4	177,328	14,319	12.38

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity
Class A	33,365,848	2,185,314	$15.27
Class B	1,401,883	92,764	15.11
Class C	2,405,895	159,728	15.06
Class I	4,324,899	281,691	15.35
Class R5	7,670	500	15.34

Columbia Recovery and Infrastructure
Class A	438,673,229	22,317,277	19.66
Class B	21,596,850	1,108,701	19.48
Class C	27,986,758	1,436,501	19.48
Class I	117,332,774	5,939,737	19.75
Class R	80,728	4,127	19.56
Class R3	19,621	1,000	19.62
Class R4	623,844	31,702	19.68
Class R5	59,600	3,020	19.74

Columbia Retirement Plus 2010
Class A	3,004,756	352,192	8.53
Class R	3,994	468	8.53
Class R3	3,994	468	8.53
Class R4	3,996	468	8.54
Class R5	3,998	468	8.54
Class Y	5,248,330	614,374	8.54

Columbia Retirement Plus 2015
Class A	5,097,950	597,650	8.53
Class R	3,973	465	8.54
Class R3	3,973	465	8.54
Class R4	3,975	465	8.55
Class R5	3,981	465	8.56
Class Y	16,572,401	1,937,035	8.56

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Retirement Plus 2020
Class A	$5,667,643	702,748	$8.06
Class R	78,158	9,696	8.06
Class R3	3,759	464	8.10
Class R4	3,760	464	8.10
Class R5	3,765	464	8.11
Class Y	17,797,248	2,195,426	8.11

Columbia Retirement Plus 2025
Class A	3,282,520	407,390	8.06
Class R	22,706	2,823	8.04
Class R3	3,768	466	8.09
Class R4	3,778	465	8.12
Class R5	3,778	465	8.12
Class Y	23,159,563	2,856,811	8.11

Columbia Retirement Plus 2030
Class A	3,128,008	387,287	8.08
Class R	11,770	1,457	8.08
Class R3	3,744	464	8.07
Class R4	3,752	464	8.09
Class R5	3,757	464	8.10
Class Y	22,379,892	2,763,842	8.10

Columbia Retirement Plus 2035
Class A	1,956,294	244,856	7.99
Class R	3,735	467	8.00
Class R3	3,739	467	8.01
Class R4	3,740	467	8.01
Class R5	3,746	467	8.02
Class Y	17,305,186	2,157,431	8.02

Columbia Retirement Plus 2040
Class A	1,741,154	224,227	7.77
Class R	11,120	1,430	7.78
Class R3	35,194	4,525	7.78
Class R4	3,616	464	7.79
Class R5	3,621	464	7.80
Class Y	12,213,457	1,565,039	7.80

Columbia Retirement Plus 2045
Class A	1,471,608	185,478	7.93
Class R	4,460	562	7.94
Class R3	3,702	466	7.94
Class R4	13,137	1,653	7.95
Class R5	3,708	466	7.96
Class Y	11,614,891	1,459,211	7.96

For funds with fiscal period ending May 31

Columbia High Yield Bond
Class A	1,192,635,686	457,046,893	2.61
Class B	91,104,344	34,942,309	2.61
Class C	70,488,596	27,193,543	2.59
Class I	144,202,631	55,371,206	2.60
Class R	5,689,581	2,174,204	2.62
Class R3	4,003,157	1,526,132	2.62
Class R4	43,405,874	16,621,906	2.61
Class R5	7,957,720	3,054,300	2.61
Class W	100,226,537	38,706,595	2.59

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Multi-Advisor Small Cap Value
Class A	$277,383,581	56,445,589	$4.91
Class B	62,403,783	13,736,068	4.54
Class C	7,765,256	1,704,900	4.55
Class I	43,814,661	8,585,111	5.10
Class R	679,273	138,536	4.90
Class R3	439,854	88,320	4.98
Class R4	370,250	73,789	5.02
Class R5	11,078,515	2,197,207	5.04
Columbia U.S. Government Mortgage
Class A	80,371,258	15,588,925	5.16
Class B	17,619,412	3,416,007	5.16
Class C	5,217,051	1,011,314	5.16
Class I	132,494,594	25,723,583	5.15
Class R4	85,125	16,536	5.15

RiverSource Partners Fundamental Value
Class A	307,057,850	70,426,307	4.36
Class B	51,870,545	12,425,795	4.17
Class C	8,227,996	1,965,058	4.19
Class I	174,554,927	39,571,435	4.41
Class R4	153,322	34,916	4.39

RiverSource Short Duration U.S. Government
Class A	488,090,547	102,802,359	4.75
Class B	66,777,148	14,065,529	4.75
Class C	27,832,188	5,862,287	4.75
Class I	67,563,272	14,218,020	4.75
Class R	2,999,953	631,892	4.75
Class R4	4,709,513	991,519	4.75
Class W	4,996	1,053	4.74

For funds with fiscal period ending June 30

Columbia Dividend Opportunity
Class A	883,208,464	139,966,191	6.31
Class B	68,144,709	10,871,463	6.27
Class C	21,354,419	3,418,234	6.25
Class I	165,701,325	26,198,041	6.32
Class R	196,428	31,069	6.32
Class R3	4,127	653	6.32
Class R4	1,455,755	230,050	6.33
Class R5	968,152	152,954	6.33
Class W	3,592	568	6.32

RiverSource Real Estate
Class A	52,648,116	5,701,458	9.23
Class B	6,533,282	713,272	9.16
Class C	1,396,367	152,727	9.14
Class I	131,165,236	14,173,209	9.25
Class R4	60,555	6,587	9.19
Class W	2,528	275	9.19

For funds with fiscal period ending July 31

Columbia Floating Rate
Class A	226,172,173	26,483,112	8.54
Class B	9,928,119	1,161,939	8.54
Class C	21,210,203	2,483,252	8.54
Class I	101,982,065	11,945,601	8.54
Class R4	178,181	20,812	8.56
Class R5	4,760	556	8.56
Class W	4,246	497	8.54

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Income Opportunities
Class A	$498,802,615	51,300,169	$9.72
Class B	29,050,926	2,989,075	9.72
Class C	60,481,511	6,224,222	9.72
Class I	182,941,408	18,794,063	9.73
Class R4	403,599	41,375	9.75
Class R5	5,068	521	9.73

Columbia Inflation Protected Securities
Class A	297,826,817	28,749,837	10.36
Class B	14,961,461	1,445,877	10.35
Class C	17,160,807	1,658,844	10.35
Class I	184,100,334	17,768,869	10.36
Class R	1,474,003	142,411	10.35
Class R4	79,085	7,639	10.35
Class R5	5,139	496	10.36
Class W	100,345,459	9,690,622	10.35

Columbia Large Core Quantitative
Class A	2,688,843,397	567,423,999	4.74
Class B	153,325,657	32,554,969	4.71
Class C	21,982,264	4,714,140	4.66
Class I	314,250,741	65,856,337	4.77
Class R	2,193,578	463,276	4.73
Class R3	6,033	1,273	4.74
Class R4	162,518,882	34,154,804	4.76
Class R5	24,848,139	5,229,982	4.75
Class W	373,927,157	79,042,111	4.73

Columbia Limited Duration Credit
Class A	392,689,453	39,500,738	9.94
Class B	11,562,307	1,163,439	9.94
Class C	49,324,257	4,964,675	9.94
Class I	126,851,810	12,755,538	9.94
Class R4	540,555	54,240	9.97
Class W	5,096	512	9.95

Columbia Money Market
Class A	2,528,588,079	2,528,587,497	1.00
Class B	33,926,741	33,926,744	1.00
Class C	7,909,529	7,909,540	1.00
Class I	27,174,833	27,174,915	1.00
Class R	2,500	2,500	1.00
Class R5	725,626	725,628	1.00
Class W	34,576,967	34,577,375	1.00
Class Y	26,190,282	26,190,329	1.00
Class Z	19,816,215	19,816,218	1.00

RiverSource Disciplined Small and Mid Cap Equity
Class A	9,570,996	1,291,322	7.41
Class B	586,284	81,313	7.21
Class C	205,141	28,435	7.21
Class I	27,121,153	3,643,387	7.44
Class R4	8,952	1,206	7.42
Class W	104,872,014	14,205,922	7.38

RiverSource Disciplined Small Cap Value
Class A	3,483,311	441,264	7.89
Class B	141,730	18,276	7.75
Class C	120,243	15,510	7.75
Class I	47,679,790	6,023,250	7.92
Class R	3,587	455	7.88
Class R3	5,300	672	7.89
Class R4	7,899	1,000	7.90
Class R5	3,599	455	7.91

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending August 31

Columbia Diversified Bond
Class A	$3,258,076,487	642,678,449	$5.07
Class B	116,363,532	22,963,835	5.07
Class C	61,700,918	12,168,343	5.07
Class I	1,021,032,051	201,137,653	5.08
Class R2	1,040,372	204,835	5.08
Class R3	11,200	2,207	5.07
Class R4	74,983,846	14,807,342	5.06
Class R5	237,004	46,821	5.06
Class W	525,188,670	103,547,472	5.07

Columbia Minnesota Tax-Exempt
Class A	329,334,780	60,200,883	5.47
Class B	5,767,557	1,053,321	5.48
Class C	20,225,454	3,696,926	5.47

RiverSource California Tax-Exempt
Class A	150,279,608	29,127,363	5.16
Class B	1,787,095	346,584	5.16
Class C	3,499,880	677,462	5.17

RiverSource New York Tax-Exempt
Class A	52,428,136	10,220,753	5.13
Class B	1,330,181	259,423	5.13
Class C	1,038,696	202,525	5.13

For funds with fiscal period ending September 30

Columbia Diversified Equity Income
Class A	3,516,947,647	423,238,665	8.31
Class B	377,652,270	45,345,973	8.33
Class C	72,371,930	8,719,127	8.30
Class I	212,064,386	25,537,767	8.30
Class R	8,271,071	998,943	8.28
Class R3	110,247,680	13,285,646	8.30
Class R4	197,976,509	23,806,751	8.32
Class R5	53,334,196	6,415,412	8.31
Class W	3,002	361	8.32

Columbia Large Growth Quantitative
Class A	274,023,730	36,524,683	7.50
Class B	3,579,138	481,472	7.43
Class C	1,561,360	210,004	7.43
Class I	206,056,085	27,238,022	7.57
Class R	7,533	1,000	7.53
Class R3	7,539	1,000	7.54
Class R4	7,730	1,025	7.54
Class R5	7,561	1,000	7.56
Class W	188,126,122	25,003,227	7.52

Columbia Large Value Quantitative
Class A	1,434,098	184,422	7.78
Class B	57,553	7,464	7.71
Class C	27,275	3,524	7.74
Class I	60,019,450	7,688,355	7.81
Class R	7,766	1,000	7.77
Class R3	7,779	1,000	7.78
Class R4	13,843	1,776	7.79
Class R5	7,804	1,000	7.80
Class W	237,104,669	30,469,778	7.78

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Mid Cap Value Opportunity
Class A	$1,351,336,081	219,846,167	$6.15
Class B	104,322,229	17,668,539	5.90
Class C	41,952,034	7,101,337	5.91
Class I	44,213,966	7,069,592	6.25
Class R	15,826,707	2,592,379	6.11
Class R3	46,598,913	7,595,392	6.14
Class R4	337,592,770	54,533,230	6.19
Class R5	133,143,010	21,466,665	6.20
Class W	3,138	506	6.20

Columbia Strategic Allocation
Class A	1,122,673,319	133,009,047	8.44
Class B	115,318,212	13,795,868	8.36
Class C	46,514,897	5,592,862	8.32
Class I	3,660	434	8.43
Class R	3,660	434	8.43
Class R3	3,660	434	8.43
Class R4	1,219,103	144,213	8.45
Class R5	3,660	434	8.43

RiverSource Balanced
Class A	567,386,530	64,566,373	8.79
Class B	17,661,853	2,021,254	8.74
Class C	9,454,482	1,084,116	8.72
Class R	119,765	13,638	8.78
Class R4	45,391,810	5,164,844	8.79
Class R5	10,692	1,217	8.79

RiverSource Strategic Income Allocation
Class A	255,190,331	26,582,876	9.60
Class B	25,702,531	2,676,844	9.60
Class C	13,328,854	1,389,310	9.59
Class R	5,157	537	9.60
Class R3	5,157	537	9.60
Class R4	68,365	7,124	9.60
Class R5	5,157	537	9.60

Seligman California Municipal High-Yield
Class A	31,142,713	4,653,633	6.69
Class C	6,162,106	919,720	6.70

Seligman California Municipal Quality
Class A	40,319,393	6,023,523	6.69
Class C	3,514,624	527,353	6.66

Seligman Minnesota Municipal
Class A	71,247,393	9,145,572	7.79
Class C	1,407,064	180,200	7.81

Seligman National Municipal
Class A	665,767,573	82,031,969	8.12
Class C	36,644,916	4,493,860	8.15

Seligman New York Municipal
Class A	76,943,770	9,243,243	8.32
Class C	8,196,244	982,659	8.34

Seligman TargETFund 2015
Class A	12,869,269	1,940,646	6.63
Class C	12,264,632	1,882,061	6.52
Class R	1,495,666	226,740	6.60
Class R5	25,221	3,765	6.70

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Seligman TargETFund 2025
Class A	$17,518,203	2,562,329	$6.84
Class C	13,402,662	2,002,910	6.69
Class R	3,182,793	469,091	6.79
Class R5	245,363	35,571	6.90

Seligman TargETFund 2035
Class A	5,955,957	840,606	7.09
Class C	2,414,707	346,244	6.97
Class R	1,481,321	209,743	7.06
Class R5	7,946	1,115	7.13

Seligman TargETFund 2045
Class A	3,216,301	455,251	7.06
Class C	882,294	126,804	6.96
Class R	523,492	74,309	7.04
Class R5	17,878	2,516	7.11

Seligman TargETFund Core
Class A	20,084,624	3,119,620	6.44
Class C	28,956,029	4,495,509	6.44
Class R	9,547,700	1,483,888	6.43
Class R5	105,101	16,332	6.44

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income
Class A	114,237,775	11,504,415	9.93
Class B	2,026,053	205,708	9.85
Class C	7,609,307	773,530	9.84
Class I	28,925,560	2,899,043	9.98
Class R4	9,944	1,000	9.94
Class R5	9,397	942	9.98
Class W	86,999,758	8,768,011	9.92

Columbia Asia Pacific ex-Japan
Class R5	53,643,171	4,698,479	11.42
Columbia Emerging Markets Bond
Class A	32,726,471	3,161,305	10.35
Class B	2,419,853	234,037	10.34
Class C	722,068	69,939	10.32
Class I	106,358,547	10,273,954	10.35
Class R4	23,156	2,238	10.35
Class W	117,037,431	11,319,382	10.34

Columbia Emerging Markets Opportunity
Class A	416,296,725	53,776,169	7.74
Class B	38,489,191	5,601,155	6.87
Class C	32,757,231	4,756,330	6.89
Class I	68,977,761	8,575,621	8.04
Class R	12,235,711	1,580,451	7.74
Class R4	1,186,515	147,397	8.05
Class R5	538,197	66,743	8.06

Columbia European Equity
Class A	64,717,075	13,311,370	4.86
Class B	6,123,682	1,268,930	4.83
Class C	1,156,669	240,707	4.81
Class I	6,487	1,336	4.86
Class R4	18,019	3,711	4.86

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Frontier
Class A	$23,379,805	2,848,890	$8.21
Class B	1,118,495	169,585	6.60
Class C	8,899,070	1,342,806	6.63
Class I	999,800	114,806	8.71
Class R	81,518	10,109	8.06
Class R3	5,027	623	8.07
Class R4	9,819	1,128	8.70
Class R5	625,564	71,840	8.71

Columbia Global Bond
Class A	252,772,959	35,605,039	7.10
Class B	29,976,819	4,198,213	7.14
Class C	5,556,941	784,634	7.08
Class I	169,716,515	23,886,385	7.11
Class R4	168,713	23,740	7.11
Class W	60,278,436	8,500,017	7.09
Columbia Global Equity
Class A	394,510,625	64,353,725	6.13
Class B	33,008,877	5,717,899	5.77
Class C	10,570,042	1,851,492	5.71
Class I	32,596,470	5,289,556	6.16
Class R	46,070	7,498	6.14
Class R3	3,897	634	6.15
Class R4	6,058,555	980,165	6.18
Class R5	17,622	2,861	6.16
Class W	3,934	639	6.16

Columbia Global Extended Alpha
Class A	2,647,582	150,018	17.65
Class B	258,403	14,788	17.47
Class C	125,035	7,154	17.48
Class I	4,366,888	246,500	17.72
Class R	8,780	500	17.56
Class R3	8,808	500	17.62
Class R4	59,122	3,345	17.67
Class R5	8,852	500	17.70

Columbia Multi-Advisor International Value
Class A	710,323,385	125,309,364	5.67
Class B	80,458,495	15,117,302	5.32
Class C	10,917,260	2,057,531	5.31
Class I	182,888,529	31,357,443	5.83
Class R4	493,430	85,118	5.80

Columbia Seligman Global Technology
Class A	325,789,863	19,750,519	16.50
Class B	21,966,464	1,541,875	14.25
Class C	69,848,512	4,900,053	14.25
Class I	23,827,145	1,442,107	16.52
Class R	5,131,007	315,762	16.25
Class R3	5,301	326	16.26
Class R4	289,226	17,518	16.51
Class R5	5,304	321	16.52

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource Disciplined International Equity
Class A	$49,044,997	7,030,588	$6.98
Class B	7,031,214	1,021,394	6.88
Class C	1,094,910	159,170	6.88
Class I	126,948,273	18,085,070	7.02
Class R	3,525	509	6.93
Class R3	3,530	509	6.94
Class R4	69,728	9,972	6.99
Class R5	3,546	509	6.97
Class W	282,912,809	40,530,503	6.98

RiverSource Partners International Select Growth
Class A	181,148,068	31,216,716	5.80
Class B	24,733,743	4,433,114	5.58
Class C	9,527,501	1,710,456	5.57
Class I	191,323,369	32,651,792	5.86
Class R	122,389	21,139	5.79
Class R4	489,252	84,049	5.82
Class R5	938,080	159,892	5.87

RiverSource Partners International Small Cap
Class A	25,159,619	4,951,093	5.08
Class B	4,125,636	846,784	4.87
Class C	486,947	100,059	4.87
Class I	31,466,684	6,079,010	5.18
Class R4	401,664	78,176	5.14

Threadneedle Global Equity Income
Class A	21,078,520	2,483,415	8.49
Class B	2,067,434	244,105	8.47
Class C	449,282	53,062	8.47
Class I	4,190,596	493,000	8.50
Class R	8,493	1,000	8.49
Class R3	8,495	1,000	8.50
Class R4	10,456	1,230	8.50
Class R5	8,499	1,000	8.50

Threadneedle International Opportunity
Class A	257,909,909	33,503,026	7.70
Class B	20,431,810	2,710,581	7.54
Class C	6,942,369	936,735	7.41
Class I	116,826,749	15,026,177	7.77
Class R	1,110,150	142,157	7.81
Class R3	3,876	496	7.81
Class R4	226,706	28,868	7.85
Class R5	3,890	496	7.84

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond
Class A	645,167,080	173,557,831	3.72
Class B	14,670,642	3,944,081	3.72
Class C	8,445,704	2,271,237	3.72

Columbia Mid Cap Growth Opportunity
Class A	553,923,464	64,580,896	8.58
Class B	50,253,513	7,048,364	7.13
Class C	7,874,750	1,103,661	7.14
Class I	71,139,006	7,877,330	9.03
Class R4	4,055,434	458,745	8.84

RiverSource Intermediate Tax-Exempt
Class A	84,077,384	15,978,559	5.26
Class B	3,518,592	669,458	5.26
Class C	4,753,140	904,158	5.26

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource Tax-Exempt High Income
Class A	$2,233,824,301	533,202,685	$4.19
Class B	37,295,962	8,910,422	4.19
Class C	15,135,314	3,611,273	4.19

For funds with fiscal period ending December 31

Columbia Government Money Market
Class A	89,878,036	89,888,902	1.00
Class B	4,745,466	4,744,006	1.00
Class C	13,538,936	13,518,927	1.00
Class R	3,134,050	3,134,336	1.00
Class R5	128,883	128,873	1.00

Columbia Select Large-Cap Value
Class A	202,826,281	16,478,708	12.31
Class B	5,889,617	506,900	11.62
Class C	40,629,661	3,493,324	11.63
Class I	23,869,523	1,894,164	12.60
Class R	8,288,348	679,748	12.19
Class R3	5,402	443	12.19
Class R4	5,412	430	12.59
Class R5	718,316	56,928	12.62

Columbia Select Smaller-Cap Value
Class A	221,181,372	17,565,526	12.59
Class B	26,499,678	2,376,033	11.15
Class C	46,625,791	4,175,990	11.17
Class I	6,299,696	471,820	13.35
Class R	10,777,562	872,458	12.35
Class R3	5,568	450	12.37
Class R4	41,632	3,122	13.34
Class R5	1,807,541	135,374	13.35

Columbia Seligman Communications and Information
Class A	2,788,834,356	71,908,305	38.78
Class B	106,645,895	3,289,023	32.42
Class C	694,889,021	21,418,226	32.44
Class I	39,507,415	980,688	40.29
Class R	37,012,489	971,801	38.09
Class R3	16,436	431	38.13
Class R4	7,565	188	40.24
Class R5	14,853,268	368,766	40.28

RiverSource LaSalle Global Real Estate
Class A	3,954,525	1,131,585	3.49
Class C	3,230,557	928,401	3.48
Class I	5,868,744	1,675,386	3.50
Class R	65,688	18,792	3.50
Class R3	5,971	1,706	3.50
Class R4	7,004	2,001	3.50
Class R5	1,356,462	387,086	3.50

RiverSource LaSalle Monthly Dividend Real Estate
Class A	6,537,789	1,804,866	3.62
Class B	2,419,442	668,153	3.62
Class C	10,283,911	2,841,350	3.62
Class I	1,709,431	471,537	3.63
Class R	3,927,576	1,088,654	3.61
Class R3	6,521	1,805	3.61
Class R4	16,991	4,682	3.63
Class R5	1,357,398	375,009	3.62

Statement of Additional Information – Oct. 29, 2010

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Seligman Capital
Class A	$157,108,911	7,820,630	$20.09
Class B	5,955,476	365,780	16.28
Class C	45,861,279	2,809,562	16.32
Class I	12,192,369	581,385	20.97
Class R	10,324,166	520,475	19.84
Class R3	5,618	283	19.85
Class R4	5,632	269	20.94
Class R5	1,754,570	83,689	20.97

Seligman Growth
Class A	1,243,927,994	305,941,924	4.07
Class B	97,446,493	30,519,910	3.19
Class C	32,821,061	10,276,754	3.19
Class I	238,196,380	56,595,677	4.21
Class R	1,088,235	272,087	4.00
Class R3	6,400	1,597	4.01
Class R4	31,688,383	7,529,168	4.21
Class R5	420,125	99,877	4.21

*	Effective Sept. 7, 2010, Class R2 was renamed as Class R.

**	Effective Sept. 7, 2010, Class D was renamed as Class A and Class E was renamed as Class Z.

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•	Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•	Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•	Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•	Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•	Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•	Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

Statement of Additional Information – Oct. 29, 2010

•	When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Portfolio Holdings Disclosure

Each fund’s Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund’s Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund’s Board has therefore adopted policies and procedures relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures
The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

Statement of Additional Information – Oct. 29, 2010

•	For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security’s percentage of the market value of the fund’s portfolio as of month-end.

•	For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security’s percentage of the market value of the fund’s portfolio as of calendar quarter-end.

•	For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC’s website within sixty (60) days of the end of a fund’s fiscal quarter.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percent of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the websites (riversource.com/funds for RiverSource and Threadneedle funds and seligman.com for Seligman funds), approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures
The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, sub-custodians, the funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Statement of Additional Information – Oct. 29, 2010

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund’s Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, Compliance, and the funds’ President. The PHC has been authorized by each fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements:
In addition to the daily information provided to the fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

Frequency of
Identity of recipient	Conditions/Restrictions on use of information	disclosure

Bitlathe	Website support for fund performance disclosure	Monthly
BlackRock, Inc.	For providing trading operations and portfolio management support.	Daily
Bloomberg, L.P.	For independent research of funds. Sent monthly, approximately 30 days after month end.	Monthly
Bowne & Co.	For printing of proxies and annual updates to prospectuses and SAIs.	As needed
Cenveo, Inc.	For printing of prospectuses, supplements, SAIs and shareholder reports.	As needed
Factset Research Systems	For provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	For evaluation and assessment of trading activity, execution and practices by the investment manager.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities	Daily
Morningstar, Inc.	For independent research and ranking of funds. Sent monthly, approximately 25 days after month end.	Monthly
RiskMetrics Group (formerly Institutional Shareholder Services)	Proxy voting administration and research on proxy matters.	Daily
Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly

Statement of Additional Information – Oct. 29, 2010

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds’ investment manager and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•	Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our

Statement of Additional Information – Oct. 29, 2010

fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, Columbia Management, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. Columbia Management may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other funds in the Fund Family (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

Statement of Additional Information – Oct. 29, 2010

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge
Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

	Sales charge(a) as a percentage of:
			Public offering	Net amount
Fund category	Total market value		price(b)	invested
	$0 – $49,999		5.75%	6.10%

	$50,000 – $99,999		4.50%	4.71%

	$100,000 – $249,999		3.50%	3.63%

Balanced, Equity, Fund-of-funds – equity*	$250,000 – $499,999		2.50%	2.56%

	$500,000 – $999,999		2.00%	2.04%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

	$0 – $49,999		4.75%	4.99%

	$50,000 – $99,999		4.25%	4.44%

Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%

	$250,000 – $499,999		2.50%	2.56%

	$500,000 – $999,999		2.00%	2.04%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999		3.00%	3.09%

	$100,000 – $249,999		2.50%	2.56%

	$250,000 – $499,999		2.00%	2.04%

	$500,000 – $999,999		1.50%	1.52%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

*	RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

Statement of Additional Information – Oct. 29, 2010

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 10. Public Offering Price

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$9.76	0.9525	$10.25

Columbia Income Builder Fund II	9.47	0.9525	9.94

Columbia Income Builder Fund III	9.44	0.9525	9.91

Columbia Portfolio Builder Aggressive	8.62	0.9425	9.15

Columbia Portfolio Builder Conservative	9.77	0.9525	10.26

Columbia Portfolio Builder Moderate	9.46	0.9425	10.04

Columbia Portfolio Builder Moderate Aggressive	9.03	0.9425	9.58

Columbia Portfolio Builder Moderate Conservative	9.61	0.9525	10.09

Columbia Portfolio Builder Total Equity	8.20	0.9425	8.70

RiverSource S&P 500 Index (for Class D, now known as Class A)	3.55	No sales charge	3.55

RiverSource Small Company Index	3.90	0.9425	4.14

For funds with fiscal period ending March 31

Columbia Equity Value	9.63	0.9425	10.22

RiverSource Precious Metals and Mining	12.22	0.9425	12.97

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	15.27	0.9425	16.20

Columbia Recovery and Infrastructure	19.66	0.9425	20.86

Columbia Retirement Plus 2010	8.53	0.9425	9.05

Columbia Retirement Plus 2015	8.53	0.9425	9.05

Columbia Retirement Plus 2020	8.06	0.9425	8.55

Columbia Retirement Plus 2025	8.06	0.9425	8.55

Columbia Retirement Plus 2030	8.08	0.9425	8.57

Columbia Retirement Plus 2035	7.99	0.9425	8.48

Columbia Retirement Plus 2040	7.77	0.9425	8.24

Columbia Retirement Plus 2045	7.93	0.9425	8.41

Statement of Additional Information – Oct. 29, 2010

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending May 31

Columbia High Yield Bond	$2.61	0.9525	$2.74

Columbia Multi-Advisor Small Cap Value	4.91	0.9425	5.21

Columbia U.S. Government Mortgage	5.16	0.9525	5.42

RiverSource Partners Fundamental Value	4.36	0.9425	4.63

RiverSource Short Duration U.S. Government	4.75	0.9700	4.90

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	6.31	0.9425	6.69

RiverSource Real Estate	9.23	0.9425	9.79

For funds with fiscal period ending July 31

Columbia Floating Rate	8.54	0.9700	8.80

Columbia Income Opportunities	9.72	0.9525	10.20

Columbia Inflation Protected Securities	10.36	0.9700	10.68

Columbia Large Core Quantitative	4.74	0.9425	5.03

Columbia Limited Duration Credit	9.94	0.9700	10.25

Columbia Money Market	1.00	No sales charge	1.00

RiverSource Disciplined Small and Mid Cap Equity	7.41	0.9425	7.86

RiverSource Disciplined Small Cap Value	7.89	0.9425	8.37

For funds with fiscal period ending August 31

Columbia Diversified Bond	5.07	0.9525	5.32

Columbia Minnesota Tax-Exempt	5.47	0.9525	5.74

RiverSource California Tax-Exempt	5.16	0.9525	5.42

RiverSource New York Tax-Exempt	5.13	0.9525	5.39

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	8.31	0.9425	8.82

Columbia Large Growth Quantitative	7.50	0.9425	7.96

Columbia Large Value Quantitative	7.78	0.9425	8.25

Columbia Mid Cap Value Opportunity	6.15	0.9425	6.53

Columbia Strategic Allocation	8.44	0.9425	8.95

RiverSource Balanced	8.79	0.9425	9.33

RiverSource Strategic Income Allocation	9.60	0.9525	10.08

Seligman California Municipal High-Yield	6.69	0.9525	7.02

Seligman California Municipal Quality	6.69	0.9525	7.02

Seligman Minnesota Municipal	7.79	0.9525	8.18

Seligman National Municipal	8.12	0.9525	8.52

Seligman New York Municipal	8.32	0.9525	8.73

Seligman TargETFund 2015	6.63	0.9425	7.03

Seligman TargETFund 2025	6.84	0.9425	7.26

Seligman TargETFund 2035	7.09	0.9425	7.52

Seligman TargETFund 2045	7.06	0.9425	7.49

Seligman TargETFund Core	6.44	0.9425	6.83

Statement of Additional Information – Oct. 29, 2010

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$9.93	0.9700	$10.24

Columbia Asia Pacific ex-Japan (for Class R5)	11.42	N/A	N/A

Columbia Emerging Markets Bond	10.35	0.9525	10.87

Columbia Emerging Markets Opportunity	7.74	0.9425	8.21

Columbia European Equity	4.86	0.9425	5.16

Columbia Frontier	8.21	0.9425	8.71

Columbia Global Bond	7.10	0.9525	7.45

Columbia Global Equity	6.13	0.9425	6.50

Columbia Global Extended Alpha	17.65	0.9425	18.73

Columbia Multi-Advisor International Value	5.67	0.9425	6.02

Columbia Seligman Global Technology	16.50	0.9425	17.51

RiverSource Disciplined International Equity	6.98	0.9425	7.41

RiverSource Partners International Select Growth	5.80	0.9425	6.15

RiverSource Partners International Small Cap	5.08	0.9425	5.39

Threadneedle Global Equity Income	8.49	0.9425	9.01

Threadneedle International Opportunity	7.70	0.9425	8.17

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	3.72	0.9525	3.91

Columbia Mid Cap Growth Opportunity	8.58	0.9425	9.10

RiverSource Intermediate Tax-Exempt	5.26	0.9700	5.42

RiverSource Tax-Exempt High Income	4.19	0.9525	4.40

For funds with fiscal period ending December 31

Columbia Government Money Market	1.00	No sales charge	1.00

Columbia Select Large-Cap Value	12.31	0.9425	13.06

Columbia Select Smaller-Cap Value	12.59	0.9425	13.36

Columbia Seligman Communications and Information	38.78	0.9425	41.15

RiverSource LaSalle Global Real Estate	3.49	0.9425	3.70

RiverSource LaSalle Monthly Dividend Real Estate	3.62	0.9425	3.84

Seligman Capital	20.09	0.9425	21.32

Seligman Growth	4.07	0.9425	4.32

Class A — Statement or Letter of Intent (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares. For

Statement of Additional Information – Oct. 29, 2010

example, if your LOI commits you to purchases Class A shares, the commitment amount does not include purchases in these classes of shares; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; and purchases of money market funds unless they are subsequently exchanged for shares of a non-money market fund (other than Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of such non-money market fund) within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class A Shares
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund’s transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Initial Sales Charge — Waivers of the sales charge for Class A shares.  Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•	participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•	plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus’s (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value on or prior to Sept. 3, 2010 are subject to a CDSC on shares purchased within 18 months prior to plan termination, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

•	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

•	to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other funds pursuant to a “fund-of-funds” arrangement provided that the fund is distributed by the distributor.

•	any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

•	Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

Statement of Additional Information – Oct. 29, 2010

Initial Sales Charge — Waivers of the sales charge for Class T shares.

•	(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, and Class T shares.  The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

•	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

•	after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

•	for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•	pursuant to the Fund’s Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund’s Systematic Withdrawal Plan until this requirement is met.

•	in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59 1/2.**

•	in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class B Shares — Closed
The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the fund’s prospectus.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC — Waivers of the CDSC for Class B shares.  The CDSC will be waived on sales of shares:

•	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities

Statement of Additional Information – Oct. 29, 2010

Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

•	of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•	of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

—	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

—	selling under an approved substantially equal periodic payment arrangement.

•	of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

*	You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.

**	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class C Shares
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

Class I Shares
Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

Class R, Class R3, Class R4 and Class R5 Shares
Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund’s prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related free). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

Class R Shares (formerly Class R2 shares)
Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

•	401(k) plans; 457 plans;

•	employer-sponsored 403(b) plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans; and

•	non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares
Class R3, Class R4 and Class R5 shares will be closed to new investors as of the close of business on Dec. 31, 2010.

Class R3, Class R4 and Class R5 are available to:

•	Qualified employee benefit plans;

Statement of Additional Information – Oct. 29, 2010

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

•	Bank Trusts.

Class W Shares
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Z Shares
Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Statement of Additional Information – Oct. 29, 2010

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Statement of Additional Information – Oct. 29, 2010

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 11. Capital Loss Carryover

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$19,447,298	$0	$0	$0	$0	$0	$0	$2,942,103	$15,861,057	$644,138

Columbia Income Builder Fund II	$59,928,714	$0	$0	$0	$0	$0	$0	$7,376,558	$51,037,474	$1,514,682

Columbia Income Builder Fund III	$37,439,030	$0	$0	$0	$0	$0	$0	$5,920,892	$31,518,138	$0

Columbia Portfolio Builder Aggressive	$37,879,654	$0	$0	$0	$0	$0	$0	$6,629,032	$28,221,611	$3,029,011

Columbia Portfolio Builder Conservative	$4,428,658	$0	$0	$0	$0	$0	$0	$0	$4,265,389	$163,269

Columbia Portfolio Builder Moderate	$48,604,696	$0	$0	$0	$0	$0	$0	$7,597,638	$37,758,600	$3,248,458

Columbia Portfolio Builder Moderate Aggressive	$68,142,574	$0	$0	$0	$0	$0	$0	$4,898,399	$57,879,727	$5,364,448

Columbia Portfolio Builder Moderate Conservative	$17,455,318	$0	$0	$0	$0	$0	$0	$1,062,939	$15,811,121	$581,258

Columbia Portfolio Builder Total Equity	$42,147,214	$0	$0	$0	$0	$0	$0	$7,784,164	$30,165,767	$4,197,283

RiverSource S&P 500 Index	$4,733,437	$0	$0	$1,980,165	$235,890	$66,065	$0	$0	$2,105,466	$345,851

RiverSource Small Company Index	$43,209,451	$0	$0	$0	$0	$0	$0	$0	$41,195,692	$2,013,759

For funds with fiscal period ending March 31

Columbia Equity Value	$133,819,916	$0	$0	$0	$0	$0	$96,368	$40,190,239	$93,533,309	$0

RiverSource Precious Metals and Mining	$14,911,599	$0	$0	$0	$0	$0	$0	$14,911,599	$0	$0

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	$11,229,719	$0	$0	$0	$0	$0	$0	$3,090,734	$8,138,985	$0

Columbia Recovery and Infrastructure	$0	—	—	—	—	—	—	—	—	—

Columbia Retirement Plus 2010	$3,454,336	$0	$0	$0	$0	$0	$0	$428,181	$2,827,856	$198,299

Columbia Retirement Plus 2015	$4,269,531	$0	$0	$0	$0	$0	$0	$704,342	$3,055,770	$509,419

Columbia Retirement Plus 2020	$5,656,636	$0	$0	$0	$0	$0	$0	$502,050	$4,705,880	$448,706

Columbia Retirement Plus 2025	$4,543,260	$0	$0	$0	$0	$0	$0	$662,473	$3,488,786	$392,001

Columbia Retirement Plus 2030	$4,050,556	$0	$0	$0	$0	$0	$0	$623,603	$2,895,797	$531,156

Columbia Retirement Plus 2035	$1,679,848	$0	$0	$0	$0	$0	$0	$312,553	$1,217,126	$150,169

Columbia Retirement Plus 2040	$955,784	$0	$0	$0	$0	$0	$0	$370,260	$565,348	$20,176

Columbia Retirement Plus 2045	$468,723	$0	$0	$0	$0	$0	$0	$84,212	$248,395	$136,116

Statement of Additional Information – Oct. 29, 2010

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending May 31

Columbia High Yield Bond	$815,795,304	$552,664,309	$0	$0	$19,078,058	$0	$9,388,877	$179,604,128	$55,059,932	$0

Columbia Multi-Advisor Small Cap Value	$66,320,839	$0	$0	$0	$0	$0	$0	$20,926,946	$45,393,893	$0

Columbia U.S. Government Mortgage	$12,077,144	$0	$0	$0	$0	$0	$0	$410,120	$11,667,024	$0

RiverSource Partners Fundamental Value	$113,804,431	$0	$0	$0	$0	$0	$0	$26,053,833	$82,755,092	$4,995,506

RiverSource Short Duration U.S. Government	$93,995,687	$0	$1,261,719	$38,180,597	$22,499,962	$9,579,187	$0	$3,846,817	$18,627,405	$0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	$573,711,900	$343,927,468	$0	$0	$0	$0	$0	$36,972,874	$165,774,622	$27,036,936

RiverSource Real Estate	$45,007,629	$0	$0	$0	$0	$0	$0	$1,114,883	$43,892,746	$0

For funds with fiscal period ending July 31

Columbia Floating Rate	$69,735,278	$0	$0	$0	$0	$33,562	$3,488,601	$29,093,899	$35,393,394	$1,725,822

Columbia Income Opportunities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Inflation Protected Securities	$17,202,378	$0	$0	$0	$0	$0	$0	$8,424,851	$8,777,527	$0

Columbia Large Core Quantitative	$2,641,007,182	$0	$0	$0	$0	$0	$420,044,596	$1,377,208,066	$628,476,902	$215,277,618

Columbia Limited Duration Credit	$9,271,761	$0	$0	$0	$0	$2,206,552	$0	$825,807	$4,896,866	$1,342,536

Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

RiverSource Disciplined Small and Mid Cap Equity	$7,615,730	$0	$0	$0	$0	$0	$0	$7,615,730	$0	$0

RiverSource Disciplined Small Cap Value	$6,228,634	$0	$0	$0	$0	$0	$0	$6,228,634	$0	$0

For funds with fiscal period ending August 31

Columbia Diversified Bond	$22,648,830	$0	$5,227,159	$3,354,885	$10,357,129	$0	$0	$3,709,657	$0	$0

Columbia Minnesota Tax-Exempt	$173,241	$0	$0	$0	$0	$0	$0	$173,241	$0	$0

RiverSource California Tax-Exempt	$2,029,072	$0	$0	$0	$0	$0	$359,905	$1,247,347	$421,820	$0

RiverSource New York Tax-Exempt	$643,568	$0	$0	$0	$0	$0	$3,664	$341,015	$298,889	$0

		2010	2011	2012	2013	2014	2015	2016	2017	2018
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	$1,110,095,393	$0	$0	$0	$0	$0	$0	$0	$46,346,713	$1,063,748,680

Columbia Large Growth Quantitative	$41,243,744	$0	$0	$0	$0	$0	$0	$0	$14,271,533	$26,972,211

Columbia Large Value Quantitative	$0	—	—	—	—	—	—	—	—	—

Columbia Mid Cap Value Opportunity	$566,727,070	$0	$0	$0	$0	$0	$0	$0	$47,902,744	$518,824,326

Columbia Strategic Allocation	$346,850,712	$0	$0	$0	$0	$0	$0	$0	$21,514,298	$325,336,414

RiverSource Balanced	$888,451,981	$294,910,142	$368,676,980	$24,886,878	$0	$0	$8,027,521	$22,923,709	$38,698,637	$130,328,114

RiverSource Strategic Income Allocation	$11,336,901	$0	$0	$0	$0	$0	$0	$0	$631,381	$10,705,520

Seligman California Municipal High-Yield	$0	—	—	—	—	—	—	—	—	—

Seligman California Municipal Quality	$0	—	—	—	—	—	—	—	—	—

Seligman Minnesota Municipal	$0	—	—	—	—	—	—	—	—	—

Seligman National Municipal	$2,099,958	$996,330	$0	$505,484	$0	$0	$0	$598,144	$0	$0

Seligman New York Municipal	$0	—	—	—	—	—	—	—	—	—

Seligman TargETFund 2015	$7,102,014	$0	$0	$0	$0	$0	$0	$0	$1,531,175	$5,570,839

Seligman TargETFund 2025	$1,803,909	$0	$0	$0	$0	$0	$0	$0	$158,889	$1,645,020

Seligman TargETFund 2035	$256,357	$0	$0	$0	$0	$0	$0	$0	$40,056	$216,301

Seligman TargETFund 2045	$541,844	$0	$0	$0	$0	$0	$0	$0	$25,322	$516,522

Seligman TargETFund Core	$12,588,348	$0	$0	$0	$0	$0	$0	$0	$901,259	$11,687,089

Statement of Additional Information – Oct. 29, 2010

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2010	2011	2012	2013	2014	2015	2016	2017	2018
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$5,945,153	$0	$0	$0	$0	$0	$0	$0	$5,945,153	$0

Columbia Asia Pacific ex-Japan	$0	—	—	—	—	—	—	—	—	—

Columbia Emerging Markets Bond	$17,157,025	$0	$0	$0	$0	$0	$0	$2,399,388	$14,757,637	$0

Columbia Emerging Markets Opportunity	$98,672,638	$0	$0	$0	$0	$0	$0	$28,498,591	$70,174,047	$0

Columbia European Equity	$44,533,168	$16,514,517	$5,021,215	$0	$0	$0	$0	$4,272,956	$18,724,480	$0

Columbia Frontier	$8,888,714	$0	$0	$0	$0	$0	$0	$1,048,243	$7,840,471	$0

Columbia Global Bond	$15,099,745	$3,665,049	$0	$0	$0	$498,771	$0	$2,328,738	$8,607,187	$0

Columbia Global Equity	$339,519,748	$143,688,441	$30,509,951	$0	$0	$0	$2,715,902	$62,625,028	$99,980,426	$0

Columbia Global Extended Alpha	$1,407,944	$0	$0	$0	$0	$0	$0	$577,229	$830,715	$0

Columbia Multi-Advisor International Value	$340,858,587	$0	$0	$0	$0	$0	$0	$0	$340,858,587	$0

Columbia Seligman Global Technology	$294,571,144	$193,291,798	$17,073,210	$0	$0	$0	$17,310,562	$37,526,708	$29,368,866	$0

RiverSource Disciplined International Equity	$285,672,442	$0	$0	$0	$0	$0	$0	$23,521,188	$262,151,254	$0

RiverSource Partners International Select Growth	$185,090,340	$0	$0	$0	$0	$0	$823,328	$67,466,960	$116,800,052	$0

RiverSource Partners International Small Cap	$36,130,012	$0	$0	$0	$0	$0	$0	$16,740,416	$19,389,596	$0

Threadneedle Global Equity Income	$1,477,274	$0	$0	$0	$0	$0	$0	$182,867	$1,294,407	$0

Threadneedle International Opportunity	$204,715,335	$59,231,998	$38,262,972	$0	$0	$0	$0	$12,069,463	$95,150,902	$0

For funds with fiscal period ending November 30

Columbia Mid Cap Growth Opportunity	$66,514,603	$0	$0	$0	$0	$0	$0	$20,714,703	$45,799,900	$0

Columbia AMT-Free Tax-Exempt Bond	$18,155,779	$0	$0	$0	$0	$729,269	$0	$9,046,561	$8,379,949	$0

RiverSource Tax-Exempt High Income	$88,820,109	$0	$0	$0	$0	$0	$0	$30,950,938	$57,869,171	$0

RiverSource Intermediate Tax-Exempt	$704,163	$0	$0	$0	$0	$177,579	$0	$361,418	$165,166	$0

For funds with fiscal period ending December 31

Columbia Government Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Select Large-Cap Value	$3,224,311	$0	$0	$0	$0	$0	$0	$0	$0	$3,224,311

Columbia Select Smaller-Cap Value	$153,343,213	$0	$0	$0	$0	$0	$22,627,649	$115,478,130	$15,237,434	$0

Columbia Seligman Communications and Information	$207,486,080	$0	$12,308,398	$0	$0	$0	$0	$97,889,818	$97,287,864	$0

RiverSource LaSalle Global Real Estate	$16,375,351	$0	$0	$0	$0	$0	$585,168	$5,289,122	$9,426,119	$1,074,942

RiverSource LaSalle Monthly Dividend Real Estate	$40,689,222	$0	$0	$0	$0	$0	$0	$14,370,083	$26,294,548	$24,591

Seligman Capital	$176,270,293	$50,722,077	$0	$0	$0	$0	$0	$63,824,881	$60,299,879	$1,423,456

Seligman Growth	$1,416,163,210	$234,134,706	$0	$0	$0	$0	$107,614,532	$1,048,921,057	$25,492,915	$0

Statement of Additional Information – Oct. 29, 2010

Taxes

Subchapter M Compliance
Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – Oct. 29, 2010

Exchanges, Purchases and Sales
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions
Dividends
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Statement of Additional Information – Oct. 29, 2010

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. Corporate Deduction and Qualified Dividend Income

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending January 31

Columbia Income Builder Fund	20.79%	23.21%

Columbia Income Builder Fund II	19.04	22.16

Columbia Income Builder Fund III	13.81	17.15

Columbia Portfolio Builder Aggressive	60.55	90.45

Columbia Portfolio Builder Conservative	100.00	100.00

Columbia Portfolio Builder Moderate	27.70	41.29

Columbia Portfolio Builder Moderate Aggressive	43.07	64.31

Columbia Portfolio Builder Moderate Conservative	18.56	27.43

Columbia Portfolio Builder Total Equity	91.77	100.00

RiverSource S&P 500 Index	100.00	100.00

RiverSource Small Company Index	100.00	100.00

For funds with fiscal period ending March 31

Columbia Equity Value	100.00	100.00

RiverSource Precious Metals and Mining	5.22	20.29

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	100.00	100.00

Columbia Recovery and Infrastructure	35.61	42.61

Columbia Retirement Plus 2010	45.41	50.54

Columbia Retirement Plus 2015	47.80	54.77

Columbia Retirement Plus 2020	53.80	62.70

Columbia Retirement Plus 2025	60.75	70.54

Columbia Retirement Plus 2030	61.11	70.71

Columbia Retirement Plus 2035	60.82	70.52

Columbia Retirement Plus 2040	61.81	71.38

Columbia Retirement Plus 2045	67.54	77.42

Statement of Additional Information – Oct. 29, 2010

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending May 31

Columbia High Yield Bond	0%	0%

Columbia Multi-Advisor Small Cap Value	0	0

Columbia U.S. Government Mortgage	0	0

RiverSource Partners Fundamental Value	100.00	100.00

RiverSource Short Duration U.S. Government	0	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	91.83	100.00

RiverSource Real Estate	0.35	7.02

For funds with fiscal period ending July 31

Columbia Floating Rate	0.06	0.06

Columbia Income Opportunities	0	0

Columbia Inflation Protected Securities	0	0

Columbia Limited Duration Credit	0	0

Columbia Large Core Quantitative	100.00	100.00

Columbia Money Market	0	0

RiverSource Disciplined Small and Mid Cap Equity	100.00	100.00

RiverSource Disciplined Small Cap Value	100.00	100.00

For funds with fiscal period ending August 31

Columbia Diversified Bond	0	0

Columbia Minnesota Tax-Exempt	0	0

RiverSource California Tax-Exempt	0	0

RiverSource New York Tax-Exempt	0	0

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	100.00	100.00

Columbia Large Growth Quantitative	100.00	100.00

Columbia Large Value Quantitative	46.66	47.51

Columbia Mid Cap Value Opportunity	100.00	100.00

Columbia Strategic Allocation	85.51	94.62

RiverSource Balanced	58.23	67.65

RiverSource Strategic Income Allocation	0.31	1.00

Seligman California Municipal High-Yield	0	0

Seligman California Municipal Quality	0	0

Seligman Minnesota Municipal	0	0

Seligman National Municipal	0	0

Seligman New York Municipal	0	0

Seligman TargETFund 2015	53.63	87.73

Seligman TargETFund 2025	50.39	100.00

Seligman TargETFund 2035	48.74	100.00

Seligman TargETFund 2045	43.70	100.00

Seligman TargETFund Core	50.44	63.90

Statement of Additional Information – Oct. 29, 2010

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0%	0%

Columbia Asia Pacific ex-Japan	0	53.84

Columbia Emerging Markets Bond	0	0

Columbia Emerging Markets Opportunity	0.27	81.67

Columbia European Equity	0	100.00

Columbia Frontier	0	0

Columbia Global Bond	0	0

Columbia Global Equity	77.49	100.00

Columbia Global Extended Alpha	0	0

Columbia Multi-Advisor International Value	2.08	100.00

Columbia Seligman Global Technology	0	0

RiverSource Disciplined International Equity	0.25	100.00

RiverSource Partners International Select Growth	2.04	100.00

RiverSource Partners International Small Cap	0	0

Threadneedle Global Equity Income	29.74	100.00

Threadneedle International Opportunity	0	100.00

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	0	0

Columbia Mid Cap Growth Opportunity	0	0

RiverSource Intermediate Tax-Exempt	0	0

RiverSource Tax-Exempt High Income	0	0

For funds with fiscal period ending December 31

Columbia Government Money Market	0	0

Columbia Select Large-Cap Value	100.00	100.00

Columbia Select Smaller-Cap Value	0	100.00

Columbia Seligman Communications and Information	0	0

RiverSource LaSalle Global Real Estate	0	2.58

RiverSource LaSalle Monthly Dividend Real Estate	0	2.09

Seligman Capital	0	0

Seligman Growth	100.00	100.00

Capital Gains Distributions
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Statement of Additional Information – Oct. 29, 2010

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Withholding
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Seligman TargETFunds. Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the investment manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of the Target Date Funds with Seligman TargETFund Core.

Due to the impossibility of predicting whether changes in law or other developments may impact the fairness or overall desirability of the combination of any two funds ten or more years in the future, the Board of the Seligman TargETFunds

Statement of Additional Information – Oct. 29, 2010

will evaluate each combination in the year it is scheduled to occur under the standards of Rule 17a-8 under the 1940 Act and general principles of fairness, and may approve modifications to the methodology or terminate the combination if it determines that doing so would be in the best interests of shareholders. Any modifications to the manner of combining funds will be presented to shareholders for approval if such approval is required under applicable law.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For Seligman funds, Columbia Management serves as the investment manager effective Nov. 7, 2008, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by the investment manager and with shareholders having previously approved a new investment management services agreement between the funds and the investment manager.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 13. Investment Management Services Agreement Fee Schedule

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia 120/20 Contrarian Equity	First $0.25	0.950%	0.950%
	Next $0.25	0.930%
	Next $0.50	0.910%
	Over $1.0	0.890%

Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

Statement of Additional Information – Oct. 29, 2010

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Asia Pacific ex-Japan	First $0.25	0.800%	Columbia Asia Pacific ex-Japan – 0.800%
Columbia European Equity	Next $0.25	0.775%	Columbia European Equity – 0.800%
Columbia Global Equity	Next $0.25	0.750%	Columbia Global Equity – 0.788%
RiverSource Disciplined International	Next $0.25	0.725%	RiverSource Disciplined International Equity – 0.788%
Equity	Next $1.0	0.700%	Threadneedle Global Equity Income – 0.800%
Threadneedle Global Equity Income	Next $5.5	0.675%	Threadneedle International Opportunity – 0.790%
Threadneedle International Opportunity	Next $2.5	0.660%
	Next $5.0	0.645%
	Next $5.0	0.635%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Diversified Bond	First $1.0	0.480%	Columbia Diversified Bond – 0.442%
Columbia Limited Duration Credit	Next $1.0	0.455%	Columbia Limited Duration Credit – 0.480%
	Next $1.0	0.430%
	Next $3.0	0.405%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $1.0	0.360%
	Next $5.0	0.350%
	Next $5.0	0.340%
	Next $4.0	0.330%
	Next $26.0	0.310%
	Over $50.0	0.290%

Columbia Diversified Equity Income	First $1.0	0.600%	Columbia Diversified Equity Income – 0.558%
Columbia Large Core Quantitative	Next $1.0	0.575%	Columbia Large Core Quantitative – 0.565%
Columbia Large Growth Quantitative	Next $1.0	0.550%	Columbia Large Growth Quantitative – 0.600%
Columbia Large Value Quantitative	Next $3.0	0.525%	Columbia Large Value Quantitative – 0.600%
	Next $1.5	0.500%
	Next $2.5	0.485%
	Next $5.0	0.470%
	Next $5.0	0.450%
	Next $4.0	0.425%
	Next $26.0	0.400%
	Over $50.0	0.375%

Columbia Dividend Opportunity	First $0.50	0.610%	0.542%
	Next $0.50	0.585%
	Next $1.0	0.560%
	Next $1.0	0.535%
	Next $3.0	0.510%
	Next $4.0	0.480%
	Next $5.0	0.470%
	Next $5.0	0.450%
	Next $4.0	0.425%
	Next $26.0	0.400%
	Over $50.0	0.375%

Statement of Additional Information – Oct. 29, 2010

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Emerging Markets Bond	First $0.25	0.720%	Columbia Emerging Markets Bond – 0.719%
Columbia Global Bond	Next $0.25	0.695%	Columbia Global Bond – 0.699%
	Next $0.25	0.670%
	Next $0.25	0.645%
	Next $6.5	0.620%
	Next $2.5	0.605%
	Next $5.0	0.590%
	Next $5.0	0.580%
	Next $4.0	0.560%
	Next $26.0	0.540%
	Over $50.0	0.520%

Columbia Emerging Markets Opportunity	First $0.25	1.100%	1.086%
	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Columbia Equity Value	First $0.50	0.530%	0.521%
	Next $0.50	0.505%
	Next $1.0	0.480%
	Next $1.0	0.455%
	Next $3.0	0.430%
	Over $6.0	0.400%

Columbia Floating Rate	First $1.0	0.610%	0.610%
Columbia Income Opportunities	Next $1.0	0.585%
	Next $1.0	0.560%
	Next $3.0	0.535%
	Next $1.5	0.510%
	Next $1.5	0.495%
	Next $1.0	0.470%
	Next $5.0	0.455%
	Next $5.0	0.445%
	Next $4.0	0.420%
	Next $26.0	0.405%
	Over $50.0	0.380%

Columbia Global Extended Alpha	First $0.25	1.050%	1.050%
	Next $0.25	1.030%
	Next $0.50	1.010%
	Next $1.0	0.990%

Statement of Additional Information – Oct. 29, 2010

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Government Money Market(a)	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.306%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia High Yield Bond	First $1.0	0.590%	0.580%
	Next $1.0	0.565%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Income Builder Fund	N/A	N/A	N/A
Columbia Income Builder Fund II

Columbia Income Builder Fund III

Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Statement of Additional Information – Oct. 29, 2010

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Columbia Mid Cap Growth Opportunity	First $1.0	0.700%	0.700%
RiverSource Disciplined Small and Mid	Next $1.0	0.675%
Cap Equity	Next $1.0	0.650%
	Next $3.0	0.625%
	Next $1.5	0.600%
	Next $2.5	0.575%
	Next $5.0	0.550%
	Next $9.0	0.525%
	Next $26.0	0.500%
	Over $50.0	0.475%

Columbia Mid Cap Value Opportunity	First $1.0	0.700%	0.686%
	Next $1.0	0.675%
	Next $1.0	0.650%
	Next $3.0	0.625%
	Next $1.5	0.600%
	Next $2.5	0.575%
	Next $5.0	0.550%
	Next $9.0	0.525%
	Next $26.0	0.500%
	Over $50.0	0.475%

Columbia Minnesota Tax-Exempt	First $0.25	0.410%	Columbia Minnesota – 0.403%
RiverSource California Tax-Exempt	Next $0.25	0.385%	RiverSource California – 0.410%
RiverSource New York Tax-Exempt	Next $0.25	0.360%	RiverSource New York – 0.410%
	Next $0.25	0.345%
	Next $6.5	0.320%
	Next $2.5	0.310%
	Next $5.0	0.300%
	Next $9.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Columbia Multi-Advisor International Value	First $0.25	0.900%	0.863%
	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%

Statement of Additional Information – Oct. 29, 2010

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Multi-Advisor Small Cap Value	First $0.25	0.970%	0.960%
	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Columbia Recovery and Infrastructure	First $1.0	0.650%	0.650%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Columbia Select Large-Cap Value(b)	First $0.5	0.755%	0.755%
	Next $0.5	0.660%
	Over $1.0	0.565%

Columbia Select Smaller-Cap Value(c)	First $0.5	0.935%	0.935%
	Next $0.5	0.840%
	Over $1.0	0.745%

Columbia Seligman Communications and	First $3.0	0.855%	0.849%
Information(d)	Next $3.0	0.825%
	Over $6.0	0.725%

Columbia Seligman Global Technology(e)	First $2.0	0.950%	0.950%
	Next $2.0	0.910%
	Over $4.0	0.870%

Columbia Strategic Allocation	First $1.0	0.570%	0.564%
	Next $1.0	0.545%
	Next $1.0	0.520%
	Next $3.0	0.495%
	Next $1.5	0.470%
	Next $2.5	0.450%
	Next $5.0	0.430%
	Next $9.0	0.410%
	Over $24.0	0.390%

Columbia U.S. Government Mortgage	First $1.0	0.480%	0.480%
	Next $1.0	0.455%
	Next $1.0	0.430%
	Next $3.0	0.405%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $1.0	0.360%
	Next $5.0	0.350%
	Next $5.0	0.340%
	Next $4.0	0.330%
	Next $26.0	0.310%
	Over $50.0	0.290%

RiverSource Balanced	First $1.0	0.530%	0.530%
	Next $1.0	0.505%
	Next $1.0	0.480%
	Next $3.0	0.455%
	Next $1.5	0.430%
	Next $2.5	0.410%
	Next $5.0	0.390%
	Next $9.0	0.370%
	Over $24.0	0.350%

Statement of Additional Information – Oct. 29, 2010

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
RiverSource Disciplined Small Cap Value	First $0.25	0.850%	0.850%
	Next $0.25	0.825%
	Next $0.25	0.800%
	Next $0.25	0.775%
	Next $1.0	0.750%
	Over $2.0	0.725%

RiverSource Intermediate Tax-Exempt	First $1.0	0.390%	0.390%
	Next $1.0	0.365%
	Next $1.0	0.340%
	Next $3.0	0.315%
	Next $1.5	0.290%
	Next $2.5	0.280%
	Next $5.0	0.270%
	Next $35.0	0.260%
	Over $50.0	0.250%

RiverSource LaSalle Global Real Estate(f)	All	0.915%	0.915%

RiverSource LaSalle Monthly Dividend Real Estate(g)	All	0.855%	0.855%

RiverSource Partners Fundamental	First $0.50	0.730%	0.728%
Value	Next $0.50	0.705%
	Next $1.0	0.680%
	Next $1.0	0.655%
	Next $3.0	0.630%
	Over $6.0	0.600%

RiverSource Partners International	First $0.25	1.000%	0.990%
Select Growth	Next $0.25	0.975%
	Next $0.25	0.950%
	Next $0.25	0.925%
	Next $1.0	0.900%
	Over $2.0	0.875%

RiverSource Partners International	First $0.25	1.120%	1.120%
Small Cap	Next $0.25	1.095%
	Next $0.25	1.070%
	Next $0.25	1.045%
	Next $1.0	1.020%
	Over $2.0	0.995%

RiverSource Precious Metals and Mining	First $0.25	0.800%	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $1.0	0.700%
	Over $2.0	0.675%

RiverSource Real Estate	First $1.0	0.840%	0.840%
	Next $1.0	0.815%
	Next $1.0	0.790%
	Next $3.0	0.765%
	Next $6.0	0.740%
	Next $12.0	0.730%
	Over $24.0	0.720%

Statement of Additional Information – Oct. 29, 2010

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
RiverSource S&P 500 Index	First $1.0	0.220%	0.220%
	Next $1.0	0.210%
	Next $1.0	0.200%
	Next $4.5	0.190%
	Next $2.5	0.180%
	Next $5.0	0.170%
	Next $9.0	0.160%
	Next $26.0	0.140%
	Over $50.0	0.120%

RiverSource Short Duration U.S. Government	First $1.0	0.480%	0.480%
	Next $1.0	0.455%
	Next $1.0	0.430%
	Next $3.0	0.405%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $1.0	0.340%
	Next $5.0	0.325%
	Next $5.0	0.315%
	Next $4.0	0.290%
	Next $26.0	0.275%
	Over $50.0	0.250%

RiverSource Small Company Index	First $0.25	0.360%	0.357%
	Next $0.25	0.350%
	Next $0.25	0.340%
	Next $0.25	0.330%
	Next $6.5	0.320%
	Next $7.5	0.300%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

RiverSource Strategic Income Allocation	First $0.25	0.550%	0.546%
	Next $0.25	0.525%
	Next $0.25	0.500%
	Over $0.75	0.475%

RiverSource Tax-Exempt High Income	First $1.0	0.470%	0.453%
	Next $1.0	0.445%
	Next $1.0	0.420%
	Next $3.0	0.395%
	Next $1.5	0.370%
	Next $2.5	0.360%
	Next $5.0	0.350%
	Next $9.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Statement of Additional Information – Oct. 29, 2010

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Seligman California Municipal	First $0.25	0.410%	0.410%
High-Yield(h)	Next $0.25	0.385%
Seligman California Municipal Quality(h)	Next $0.25	0.360%
Seligman Minnesota Municipal(h)	Next $0.25	0.345%
Seligman New York Municipal(h)	Next $6.5	0.320%
	Next $2.5	0.310%
	Next $5.0	0.300%
	Next $9.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Seligman Capital(i)	First $1.0	0.805%	0.805%
	Next $1.0	0.765%
	Over $2.0	0.715%

Seligman Frontier(j)	First $0.75	0.885%	0.885%
	Over $0.75	0.790%

Seligman Growth(k)	First $1.0	0.655%	0.639%
	Next $1.0	0.615%
	Over $2.0	0.565%

Seligman National Municipal(l)	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

Seligman TargETFund 2015	First $0.5	0.455%	0.455%
Seligman TargETFund 2025	Next $0.5	0.410%
Seligman TargETFund 2035	Over $1.0	0.365%
Seligman TargETFund 2045
Seligman TargETFund Core

(a)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.40% of the fund’s average daily net assets.

(b)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.80% of the fund’s average daily net assets.

(c)	Prior to June 29, 2009, the investment manager received an annual fee equal to 1.00% of the fund’s average daily net assets.

(d)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.90% on the first $3.0 billion of the fund’s average daily net assets, 0.85% on the next $3.0 billion and 0.75% thereafter.

(e)	Prior to June 15, 2009, the investment manager received an annual fee equal to 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.

(f)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.98% of the fund’s average daily net assets.

(g)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.90% of the fund’s average daily net assets.

(h)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.50% of the fund’s average daily net assets.

(i)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.85% on the first $1.0 billion of the fund’s average daily net assets, 0.80% on the next $1.0 billion and 0.75% thereafter.

(j)	Prior to June 29, 2009, the investment manager received a fee equal to 0.95% per annum of the fund’s average daily net assets on the first $750 million of net assets and 0.85% per annum of the fund’s average daily net assets in excess of $750 million.

(k)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.70% on the first $1.0 billion of the fund’s average daily net assets, 0.65% on the next $1.0 billion and 0.60% thereafter.

(l)	Prior to Aug. 31, 2009, the investment manager received an annual fee equal to 0.50% of the fund’s average daily net assets.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees;

Statement of Additional Information – Oct. 29, 2010

organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For Equity and Balanced Funds, except for RiverSource S&P 500 Index, RiverSource Small Company Index and the Seligman funds, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 14. PIA Indexes

		Fee Increase or
Fund	PIA Index	(Decrease)

Fiscal year ending March 31

Columbia Equity Value	Lipper Large-Cap Value Funds Index	$(84,713)

RiverSource Precious Metals and Mining	Lipper Precious Metals Funds Index	5,214

Fiscal year ending April 30

Columbia 120/20 Contrarian Equity	Russell 3000 Index	(16,065)

Columbia Recovery and Infrastructure	S&P 500 Index	N/A (a)

Fiscal year ending May 31

Columbia Multi-Advisor Small Cap Value	Lipper Small-Cap Value Funds Index	353,598

RiverSource Partners Fundamental Value	Lipper Large-Cap Core Funds Index	135,795

Fiscal year ending June 30

Columbia Dividend Opportunity	Lipper Equity Income Funds Index	902,715

RiverSource Real Estate	Lipper Real Estate Funds Index	52,237

Fiscal year ending July 31

Columbia Large Core Quantitative	Lipper Large-Cap Core Funds Index	(789,031)

RiverSource Disciplined Small and Mid Cap Equity	Lipper Mid-Cap Core Funds Index	(126,252)

RiverSource Disciplined Small Cap Value	Lipper Small-Cap Value Funds Index	(56,412)

Fiscal year ending September 30

Columbia Diversified Equity Income	Lipper Equity Income Funds Index	(5,590,723)

Columbia Large Growth Quantitative	Lipper Large-Cap Growth Funds Index	(9,448)

Columbia Large Value Quantitative	Lipper Large-Cap Value Funds Index	(33,219)

Columbia Mid Cap Value Opportunity	Lipper Mid-Cap Value Funds Index	(2,112,990)

Columbia Strategic Allocation	Lipper Flexible Portfolio Funds Index	(556,345)

RiverSource Balanced	Lipper Balanced Funds Index	(474,081)

Fiscal year ending October 31

Columbia Asia Pacific ex-Japan	MSCI All Country Asia Pacific Ex-Japan Index	N/A (b)

Columbia Emerging Markets Opportunity	Lipper Emerging Markets Funds Index	(54,050)

Columbia European Equity	Lipper European Funds Index	97,462

Columbia Global Equity	Lipper Global Funds Index	(446,000)

Columbia Global Extended Alpha	MSCI All Country World Index	N/A (c)

Columbia Multi-Advisor International Value	Lipper International Multi-Cap Value Funds Index	(1,510,778)

RiverSource Disciplined International Equity	Lipper International Large-Cap Core Funds Index	(629,082)

RiverSource Partners International Select Growth	Lipper International Multi-Cap Growth Funds Index	(267,871)

RiverSource Partners International Small Cap	Lipper International Small-Cap Funds Index	(48,195)

Threadneedle Global Equity Income	MSCI All Country World Index	10,034

Threadneedle International Opportunity	Lipper International Large-Cap Core Funds Index	286,033

Fiscal year ending November 30

Columbia Mid Cap Growth Opportunity	Lipper Mid-Cap Growth Funds Index	469,963

(a)	The first performance incentive adjustment will be made on March 1, 2011. See section titled “Transaction Period” below.
(b)	The first performance incentive adjustment will be made Feb. 1, 2010. See section titled “Transition Period” below.

Statement of Additional Information – Oct. 29, 2010

(c)	The first performance incentive adjustment will be made on Aug. 1, 2010. See section titled “Transition Period” below.

For all funds noted in Table 14 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Table 15A. Performance Incentive Adjustment Calculation

Equity Funds		Balanced Funds
Performance		Performance
Difference	Adjustment Rate	Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive

Statement of Additional Information – Oct. 29, 2010

adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 15B. Performance Incentive Adjustment Calculation

Columbia 120/20 Contrarian Equity
Columbia Recovery and Infrastructure		Columbia Global Extended Alpha
Performance		Performance
Difference	Adjustment Rate	Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A

6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period
The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance

Statement of Additional Information – Oct. 29, 2010

Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Management Fees and Nonadvisory Expenses

	Management Fees					Nonadvisory expenses
Fund	2010	2009		2008		2010	2009	2008
For funds with fiscal period ending January 31

Columbia Income Builder Fund	N/A	N/A		N/A		$101,055	$139,640	$103,636	(a)

Columbia Income Builder Fund II	N/A	N/A		N/A		109,874	175,842	129,062	(a)

Columbia Income Builder Fund III	N/A	N/A		N/A		112,467	118,255	134,546	(a)

Columbia Portfolio Builder Aggressive	N/A	N/A		N/A		107,162	199,501	168,942

Columbia Portfolio Builder Conservative	N/A	N/A		N/A		151,416	146,492	96,147

Columbia Portfolio Builder Moderate	N/A	N/A		N/A		272,479	278,861	247,980

Columbia Portfolio Builder Moderate Aggressive	N/A	N/A		N/A		290,338	299,503	247,472

Columbia Portfolio Builder Moderate Conservative	N/A	N/A		N/A		164,289	170,774	117,533

Columbia Portfolio Builder Total Equity	N/A	N/A		N/A		28,299	149,589	173,675

RiverSource S&P 500 Index	$255,644	$371,178		$579,548		(29,594)	(194,370)	(254,777)

RiverSource Small Company Index	1,306,919	1,990,095		3,292,392		(1,051,278)	(1,171,627)	(1,007,306)

For funds with fiscal period ending March 31

Columbia Equity Value	3,406,527	4,340,117		6,797,853		309,679	343,552	413,170

RiverSource Precious Metals and Mining	1,112,166	824,176		956,280		144,675	242,615	175,405

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	$360,835	368,969		159,311	(b)	$31,738	34,475	21,297	(b)

Columbia Recovery and Infrastructure	2,163,593	45,652	(c)	N/A		232,888	18,717 (c)	N/A

Columbia Retirement Plus 2010	N/A	N/A		N/A		(2,671)	(4,254)	41

Columbia Retirement Plus 2015	N/A	N/A		N/A		(7,079)	(7,894)	310

Columbia Retirement Plus 2020	N/A	N/A		N/A		(7,779)	(9,956)	745

Statement of Additional Information – Oct. 29, 2010

	Management Fees			Nonadvisory expenses
Fund	2010	2009	2008	2010	2009	2008
Columbia Retirement Plus 2025	N/A	N/A	N/A	$(11,346)	$(12,026)	$332

Columbia Retirement Plus 2030	N/A	N/A	N/A	(9,157)	(9,748)	431

Columbia Retirement Plus 2035	N/A	N/A	N/A	(8,136)	(7,948)	487

Columbia Retirement Plus 2040	N/A	N/A	N/A	(7,439)	(6,946)	(796)

Columbia Retirement Plus 2045	N/A	N/A	N/A	(7,533)	(6,418)	(2,131)

For funds with fiscal period ending May 31

Columbia High Yield Bond	$9,691,900	$6,353,707	$9,610,610	(400,525)	(748,008)	665,785

Columbia Multi-Advisor Small Cap Value	3,968,159	3,098,591	6,511,571	(684,318)	(963,886)	(972,781)

Columbia U.S. Government Mortgage	1,247,010	1,731,277	1,958,404	(256,078)	(327,855)	(389,262)

RiverSource Partners Fundamental Value	4,305,601	4,416,792	7,668,633	(775,463)	(939,055)	(213,716)

RiverSource Short Duration U.S. Government	3,287,540	3,665,529	3,816,196	(877,297)	(610,585)	(771,512)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	8,065,963	6,381,215	12,015,660	(91,086)	(502,682)	626,341

RiverSource Real Estate	1,498,361	1,227,857	1,667,040	(83,163)	(18,514)	138,649

For funds with fiscal period ending July 31

Columbia Floating Rate	2,466,113	2,210,544	3,509,190	226,409	(61,933)	293,676

Columbia Income Opportunities	4,451,807	1,913,521	1,767,885	313,169	291,601	196,944

Columbia Inflation Protected Securities	2,886,405	3,322,371	2,554,103	(354,181)	(115,062)	(238,396)

Columbia Large Core Quantitative	21,017,705	9,909,438	17,556,244	(4,112,307)	268,796	726,080

Columbia Limited Duration Credit	2,186,361	844,435	792,200	(272,368)	(68,816)	(78,320)

Columbia Money Market	8,951,478	12,658,313	15,026,220	(13,410,378)	(1,868,463)	1,290,897

RiverSource Disciplined Small and Mid Cap Equity	851,036	853,191	365,578	162,170	143,015	125,645

RiverSource Disciplined Small Cap Value	375,114	363,926	286,759	55,844	47,195	33,868

For funds with fiscal period ending August 31

Columbia Diversified Bond	19,593,287	15,648,683	14,772,880	(1,381,496)	(2,314,025)	(461,298)

Columbia Minnesota Tax-Exempt	1,360,384	1,230,393	1,246,083	44,953	196,213	506,328

RiverSource California Tax-Exempt	645,263	663,711	715,946	31,789	73,054	44,499

RiverSource New York Tax-Exempt	224,128	220,172	242,807	(994)	9,792	75,790

Statement of Additional Information – Oct. 29, 2010

	Management Fees						Nonadvisory expenses
	2009		2008		2007		2009	2008	2007
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	$17,053,076		$44,177,652		$42,530,087		$1,037,819	$1,905,627	$1,561,033

Columbia Large Growth Quantitative	2,033,555		905,956		114,048	(d)	214,462	195,661	54,709 (d)

Columbia Large Value Quantitative	661,677		6,618	(e)	N/A		168,055	2,877 (e)	N/A

Columbia Mid Cap Value Opportunity	9,896,881		18,813,340		15,908,732		776,726	992,201	826,273

Columbia Strategic Allocation	6,604,411		10,108,947		11,025,000		585,299	1,047,907	921,198

RiverSource Balanced	2,483,462		3,977,541		6,315,077		346,693	437,940	368,447

RiverSource Strategic Income Allocation	1,081,850		904,660		168,875	(d)	246,334	294,099	76,656 (d)

Seligman California Municipal High-Yield	164,150		173,288		174,700		32,933	53,665	32,890

Seligman California Municipal Quality	192,624		196,281		214,476		60,833	90,615	72,092

Seligman Minnesota Municipal	324,501		351,237		375,995		68,180	99,131	88,809

Seligman New York Municipal	352,211		332,574		342,695		75,556	88,770	71,419

Seligman National Municipal	1,147,080		304,747		327,359		62,006	106,685	95,664

Seligman TargETFund 2015	121,554		207,083		184,907		(54,705)	(4,193)	7,243

Seligman TargETFund 2025	136,473		210,264		157,846		(68,782)	(13,470)	(551)

Seligman TargETFund 2035	35,438		32,294		6,852		(18,456)	(5,254)	(15,347)

Seligman TargETFund 2045	19,710		22,283		4,354		(12,505)	(3,570)	(4,094)

Seligman TargETFund Core	272,984		457,038		382,979		(119,771)	(10,950)	17,561

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	4,698,565		4,188,137		887,341		205,127	313,877	103,119

Columbia Asia Pacific ex-Japan	78,072	(f)	N/A		N/A		21,500 (f)	N/A	N/A

Columbia Emerging Markets Bond	1,320,292		1,182,004		706,943		82,201	172,124	120,044

Columbia Emerging Markets Opportunity	3,791,476		7,352,591		7,106,815		524,327	1,138,897	1,190,259

Columbia European Equity	600,499		980,629		952,484		(31,736)	223,792	199,237

Columbia Frontier	321,582		579,499		766,116		(20,898)	200,110	250,909

Columbia Global Bond	3,551,274		5,074,934		3,438,893		(33,836)	165,694	(17,529)

Columbia Global Equity	2,918,784		5,825,153		6,075,014		350,276	554,139	577,463

Columbia Global Extended Alpha	64,424		16,485	(g)	N/A		4,234	1,122 (g)	N/A

Columbia Multi-Advisor International Value	5,749,639		13,239,202		20,067,871		511,602	1,054,830	1,286,758

Columbia Seligman Global Technology	2,551,543		3,571,473		3,876,481		386,252	680,094	707,762

RiverSource Disciplined International Equity	2,174,525		5,209,129		2,161,563		252,387	512,793	358,005

RiverSource Partners International Select Growth	3,240,723		5,965,413		6,048,963		(660,493)	334,550	672,542

RiverSource Partners International Small Cap	496,177		1,057,146		1,270,558		(45,193)	63,912	208,621

Statement of Additional Information – Oct. 29, 2010

	Management Fees				Nonadvisory expenses
	2009	2008		2007	2009	2008		2007
Threadneedle Global Equity Income	$177,834	$15,723	(g)	N/A	$25,200	$2,989	(g)	N/A

Threadneedle International Opportunity	3,074,518	4,661,800		$4,923,040	283,182	486,074		$545,663

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	2,699,258	2,764,541		3,157,092	48,345	506,736		(8,650)

Columbia Mid Cap Growth Opportunity	4,488,355	4,726,590		6,373,531	281,069	437,496		241,412

RiverSource Intermediate Tax-Exempt	339,947	291,762		321,011	8,313	2,588		(4,565)

RiverSource Tax-Exempt High Income	10,226,940	11,447,732		13,006,578	(1,338,742)	2,984,232		(847,490)

For funds with fiscal period ending December 31

Columbia Government Money Market	518,174	893,335		776,197	(1,105,030)	6,551		300,969

Columbia Select Large-Cap Value	1,486,938	1,732,331		2,163,189	292,721	282,371		293,338

Columbia Select Smaller-Cap Value	1,687,329	2,048,229		3,132,296	(186,016)	295,691		337,798

Columbia Seligman Communications and Information	25,152,110	28,854,808		34,908,273	1,991,333	2,540,656		2,783,442

RiverSource LaSalle Global Real Estate	114,310	243,213		297,971	(8,058)	221,303		(104,511)

RiverSource LaSalle Monthly Dividend Real Estate	208,539	460,038		827,966	(107,139)	177,277		(30,072)

Seligman Capital	1,731,065	2,912,130		3,982,898	370,916	386,885		427,027

Seligman Growth	4,254,428	2,534,267		3,101,571	85,442	387,623		404,127

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the fiscal period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Manager of Managers Exemption
The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For all Seligman funds and for Columbia Frontier, Columbia Seligman Global Technology, Columbia Seligman Communications and Information, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, RiverSource California Tax-Exempt, RiverSource Cash Management, Columbia Diversified Bond, Columbia Global Bond, Columbia High Yield Bond, RiverSource Intermediate Tax-Exempt, Columbia Minnesota Tax-Exempt, RiverSource New York Tax-Exempt, RiverSource Short Duration U.S. Government, Columbia AMT-Free Tax-Exempt Bond, RiverSource Tax-Exempt High Income and Columbia U.S. Government Mortgage funds: if the fund was to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a

Statement of Additional Information – Oct. 29, 2010

subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 17. Subadvisers and Subadvisory Agreement Fee Schedules

Parent
Fund	Subadviser	Company	Fee Schedule

For funds with fiscal period ending May 31

Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase

	Donald Smith & Co., Inc.	N/A	0.60% on the first $175 million,
	(Donald Smith)(a)		reducing to 0.55% as assets
	(effective March 12, 2004)		increase

	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets

	Turner Investment Partners, Inc. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)

RiverSource Partners Fundamental Value	Davis Selected Advisers, LP (Davis)(a), (b) (effective June 18, 2001)	N/A	0.45% on the first $100 million, reducing to 0.25% as assets increase

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle International Limited(b) (Threadneedle) (effective July 15, 2009)	D	0.50% on the first $250 million, reducing to 0.40% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.45% of the first $150 million, reducing to 0.30% as assets increase, and subject to a performance incentive adjustment(c)

Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(b)

Statement of Additional Information – Oct. 29, 2010

Parent
Fund	Subadviser	Company	Fee Schedule

Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	D	0.70% of the first $250 million, reducing to 0.60% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Multi-Advisor International Value	AllianceBernstein L.P. (AllianceBernstein) (effective Sept. 17, 2001)	N/A	0.65% on the first $75 million, reducing to 0.30% as assets increase

	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets

	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

RiverSource Partners International Select Growth	Columbia Wanger Asset Management L.P. (Columbia WAM)(a),(d) (effective Sept. 5, 2001)	C	0.70% on the first $150 million, reducing to 0.50% as assets increase

RiverSource Partners International Small Cap	Columbia WAM(a),(d) (effective Aug. 10, 2009)	C	0.70% on the first $150 million, reducing to 0.50% as assets increase

Threadneedle Global Equity Income	Threadneedle(b) (effective Aug. 1, 2008)	D	0.45% of the first $250 million, reducing to 0.35% as assets increase, and subject to a performance incentive adjustment(c)

Threadneedle International Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)

For funds with fiscal period ended December 31

RiverSource LaSalle Global Real Estate	LaSalle Investment Management (Securities), L.P. (LaSalle Securities U.S.) (since inception)	E	0.30% on the first $37 million, 0.65% on the next $43 million, and 0.49% thereafter.

RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities U.S. (since inception)	E	0.30% on the first $58 million, 0.65% on the next $42 million, and 0.45% thereafter.

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the publicly issued securities of the investment manager’s parent company, Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

(c)	The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the PIA Index described in Table 14. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle’s fee, whether positive or negative, shall be equal to the following amount of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement: 50% for Threadneedle Emerging Markets, Threadneedle European Equity, Threadneedle Global Equity and Threadneedle International Opportunity; 100% for Threadneedle Global Equity Income and Threadneedle Global Extended Alpha. The performance incentive adjustment was effective Dec. 1, 2004.

(d)	On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC, including Columbia WAM, from Bank of America (the “Columbia Transaction”). As a result of the Columbia Transaction, Columbia WAM is an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.

C –	Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.

D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

E –	LaSalle Investment Management (Securities), L.P. is an affiliate of Jones Lang LaSalle Incorporated.

Statement of Additional Information – Oct. 29, 2010

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2010		2009		2008

For funds with fiscal period ending May 31

Columbia Multi-Advisor Small Cap Value	BHMS	$491,375		$437,027		$865,372

	Donald Smith	587,548		497,789		984,692

	MetWest Capital	491,635		466,432		955,503

	Turner	89,142	(a)	N/A		N/A

	Former subadviser: Franklin Portfolio Associates (from March 2004 to June 6, 2008)	N/A		22,583		964,510

	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	325,109		443,715		N/A	(a)

RiverSource Partners Fundamental Value	Davis	1,688,264		2,020,698		3,220,929

		2009		2008		2007

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle	42,462	(e)	N/A		N/A

Columbia Emerging Markets Opportunity	Threadneedle	1,469,749		2,801,637		2,728,720

Columbia European Equity	Threadneedle	260,772		443,279		406,594

Columbia Global Equity	Threadneedle	1,168,151		2,269,177		2,408,387

Columbia Global Extended Alpha	Threadneedle	43,117		11,750	(f)	N/A

Columbia Multi-Advisor International Value	AllianceBernstein	2,170,338		6,268,208		7,962,307

	Mondrian	714,196		77,048	(b)	N/A

	Tradewinds	1,116,798		129,124	(b)	N/A

RiverSource Partners International Select Growth	Columbia WAM	956,567		1,557,963		1,568,158

	Former subadviser: Principal Global Investors, LLC (from April 24, 2006 to May 6, 2010)	866,239		1,849,485		1,760,150

RiverSource Partners International Small Cap	Columbia WAM	41,203	(c)	N/A		N/A

	Former subadviser: Batterymarch Financial Management, Inc. (from April 24, 2006 to April 30, 2010)	188,913		386,194		439,593

	Former subadviser: AIG Global Investment Corp. (from April 24, 2006 to Aug. 7, 2009)	127,498	(d)	355,245		425,696

Threadneedle Global Equity Income	Threadneedle	104,654		9,057	(f)	N/A

Threadneedle International Opportunity	Threadneedle	1,254,178		1,907,215		1,895,712

For funds with fiscal period ended December 31

RiverSource LaSalle Global Real Estate	LaSalle Securities U.S.	$36,482		121,606		148,985

RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities U.S.	71,093		230,019		413,983

(a)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.

(b)	For the fiscal period from Aug. 18, 2008 to Oct. 31, 2008.

(c)	For the fiscal period from Aug. 10, 2009 to Oct. 31, 2009.

Statement of Additional Information – Oct. 29, 2010

(d)	For the fiscal period from Nov. 1, 2008 to Aug. 7, 2009.

(e)	For the fiscal period from July 15, 2009 to Oct. 31, 2009.

(f)	For the fiscal period from Aug. 1, 2008 to Oct. 31, 2008.

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 19. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending January 31

Columbia Income Builder Fund	Colin Lundgren	16 RICs 16 other accounts	$1.34 billion $271.73 million	None	None	(6)	(18)

	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Income Builder Fund II	Colin Lundgren	16 RICs 16 other accounts	$1.18 billion $271.73 million	None	$100,001 – $500,000	(6)	(18)

	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Income Builder Fund III	Colin Lundgren	16 RICs 16 other accounts	$1.38 billion $271.73 million	None	None	(6)	(18)

	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Portfolio Builder Aggressive	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None

	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)

	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None

	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Conservative	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None

	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)

	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None

	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Portfolio Builder Moderate	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None

	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)

	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None

	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Moderate Aggressive	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None

	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)

	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None

	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Moderate Conservative	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.56 billion $1.36 million	None	$10,001 – $50,000	(1)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.56 billion $1.01 million	None	None

	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)

	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None

	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Total Equity	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None

	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)

	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None

	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Statement of Additional Information – Oct. 29, 2010

				Other Accounts Managed (excluding the fund)						Ownership	Potential
				Number and Type		Approximate		Performance Based		of Fund	Conflicts	Structure of
Fund		Portfolio Manager		of Account*		Total Net Assets		Accounts(a)		Shares	of Interest	Compensation

RiverSource S&P 500 Index		Alfred F. Alley III(k)		4 RICs 3 PIVs 19 other accounts		$6.5 billion $175.0 million $4.0 billion		None		None	(3)	(32)

RiverSource Small Company Index		Alfred F. Alley III(k)		4 RICs 3 PIVs 19 other accounts		$6.5 billion $175.0 million $4.0 billion		None		None	(3)	(32)

For funds with fiscal period ending March 31

Columbia Equity Value		Steve Schroll		12 RICs 2 PIVs 18 other accounts(d)		$14.61 billion $69.61 million $538.36 million		8 RICs ($14.05 B)		$50,001 – $100,000	(2)	(20)

		Laton Spahr		12 RICs 2 PIVs 17 other accounts(d)		$14.61 billion $69.61 million $538.66 million		8 RICs ($14.05 B)		$100,001 – $500,000

		Paul Stocking		12 RICs 2 PIVs 21 other accounts(d)		$14.61 billion $69.61 million $543.80 million		8 RICs ($14.05 B)		$50,001 – $100,000

RiverSource Precious Metals and Mining		Michael E. Hoover(k)		1 RIC 3 PIVs 3 other accounts		$689.7 million $689.7 million $0.74 million		None		None	(3)	(32)

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity		Steve Schroll		12 RICs 2 PIVs 18 other accounts(d)		$14.76 billion $70.44 million $539.06 million		8 RICs ($14.2 B)		$10,001- $50,000	(2)	(20)

	Laton Spahr		12 RICs 2 PIVs 17 other accounts(d)		$14.76 billion $70.44 million $539.57 million		8 RICs ($14.2 B)		$500,001- $1,000,000

		Paul Stocking		12 RICs 2 PIVs 21 other accounts(d)		$14.76 billion $70.44 million $544.59 million		8 RICs ($14.2 B)		$100,001- $500,000

Columbia Recovery and Infrastructure		Warren Spitz		None		None		None		Over $1,000,000	(2)	(20)

Columbia Retirement Plus 2010		Kent M. Bergene(b),(l)		6 RICs 8 other accounts		$4.13 billion $1.50 million		None		None	(1)	(19)

		David M. Joy(l)		6 RICs 7 other accounts		$4.13 billion $1.13 million		None		None

		Anwiti Bahuguna(l)		17 RICs		$2.1 billion		None		None
				26 PIVs		$2.5 billion
				21 other accounts		$243 million

		Colin Moore(l)		19 RICs		$3.56 billion		None		None
				26 PIVs		$2.5 billion
				20 other accounts		$246 million

		Kent Peterson(l)		17 RICs		$2.1 billion		None		None	(3)	(32)
				26 PIVs		$2.5 billion
				20 other accounts		$243 million

		Marie M. Schofield(l)		17 RICs		$2.1 billion		None		None
				26 PIVs		$2.5 billion
				17 other accounts		$243 million

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Retirement Plus 2015	Kent M. Bergene(b),(l)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	$1- $10,000

	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2020	Kent M. Bergene(b),(l)	8 other accounts	$1.50 million	None	None	(1)	(19)

	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None

	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2025	Kent M. Bergene(b),(l)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None

	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2030	Kent M. Bergene(b),(l)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None

	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Retirement Plus 2035	Kent M. Bergene(b),(l)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None

	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2040	Kent M. Bergene(b),(l)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None

	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2045	Kent M. Bergene(b),(l)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None

	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

For funds with fiscal period ending May 31

Columbia High Yield Bond	Jennifer Ponce de Leon	6 RICs 1 PIV 27 other accounts	$4.04 billion $9.33 million $4.58 billion	2 RICs ($527.4 M)	None	(2)	(23)

	Brian Lavin	12 RICs 1 PIV 4 other account	$8.92 billion $9.33 million $683.4 million	None	None

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Multi-Advisor Small Cap Value	Donald Smith: Donald G. Smith	2 RICs	$832.0 million	1 RIC ($790 M);

	Richard L. Greenberg	1 PIV 33 other accounts	$67.0 million $2.0 billion	1 other account ($68 M)	None	(10)	(26)

	BHMS:
	James S. McClure	4 RICs	$824.6 million

	John P. Harloe	1 PIV 15 other accounts	$5.4 million $572.3 million	None	None	(12)	(27)

	MetWest:
	Samir Sikka	5 RICs 3 PIVs 12 other accounts	$472.7 million $84.3 million $193.8 million	1 other account ($53.9 M)	None	(13)	(28)

	Turner:
	David Kovacs	4 RICs 7 PIVs 6 other accounts	$315.0 million $46.0 million $23930 million	1 PIV ($2 M)	None	(5)	(21)

Columbia U.S. Government Mortgage	Jason J. Callan	4 RICs 3 other accounts	$1.84 billion $0.34 million	None	None	(2)	(23)

	Tom Heuer	4 RICs 2 other accounts	$1.84 billion $0.40 million	None	None

RiverSource Partners Fundamental Value	Davis: Christopher C. Davis	26 RICs 12 PIVs 117 other accounts(e)	$54.0 billion $1.0 billion $8.0 billion	None	None(f)	(9)	(25)

	Kenneth C. Feinberg	24 RICs 11 PIVs 107 other accounts(e)	$54.0 billion $1.0 billion $7.0 billion

RiverSource Short Duration U.S. Government	Leonard A. Aplet(m)	11 RICs 8 PIVs 85 other accounts	$2.90 billion $3.56 billion $10.93 billion	None	None	(3)	(32)

	Gregory S. Liechty(m)	1 RICs 13 other accounts	$2.48 billion $71.3 million	None	None

	Ronald B. Stahl(m)	11 RICs 6 PIVs 53 other accounts	$2.90 billion $785.66 million $3.88 billion	None	None

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	Steve Schroll	12 RICs 2 PIVs 21 other accounts(d)	$12.06 billion $58.92 million $467.85 million	8 RICs ($11.57 M)	$100,001-$500,000

	Laton Spahr	12 RICs 2 PIVs 17 other accounts(d)	$12.06 billion $58.92 million $468.59 million	8 RICs ($11.57 M)	$100,001-$500,000

	Paul Stocking	12 RICs 2 PIVs 18 other accounts(d)	$12.06 billion $58.92 million $473.07 million	8 RICs ($11.57 M)	$10,001- $50,000	(2)	(20)

RiverSource Real Estate	Arthur J. Hurley	1 RIC 7 other accounts	$332.0 million $0.40 million	None	None	(3)	(32)

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending July 31

Columbia Floating Rate	Lynn Hopton	11 PIVs 11 other accounts	$4.85 billion $440.11 million	None	None	(2)	(29)

	Yvonne Stevens	11 PIVs 11 other accounts	$4.85 billion $436.48 million	None	None

	Steve Staver	5 other accounts	$0.81 million	None	None

Columbia Income Opportunities	Brian Lavin	12 RICs 1 PIV 3 other account	$8.19 billion $10.40 million $684.85 million	None	None	(2)	(23)

Columbia Inflation Protected Securities	Nicholas Pifer(m)	6 RICs 3 PIVs 19 other accounts	$4.67 billion $21.58 million $4.99 billion	None	None	(2)	(23)

	VishaI Khanduja	1 RIC 3 other accounts	$2.24 billion $0.09 million	None	None

Columbia Large Core Quantitative	Brian M. Condon	12 RICs 8 PIVs 43 other accounts	$4.92 billion $707 million $2.63 billion	1 PIV ($23 M)	None	(3)	(32)

Columbia Limited Duration Credit	Tom Murphy	6 RICs 2 PIVs 17 other accounts	$12.38 billion $715.72 million $12.88 billion	2 RICs ($1.53 B); 1 other account ($30.68 M)	Over 1,000,000	(2)	(23)

	Timothy J. Doubek	1 RIC 5 other account	$2.05 billion $31.88 million	1 other account ($30.68 M)	$10,001 – $50,000

RiverSource Disciplined Small and Mid Cap Equity	Brian M. Condon	12 RICs 8 PIVs 43 other accounts	$8.52 billion $707 million $2.63 billion	1 PIV ($23 M)	None	(3)	(32)

	Alfred F. Alley III	6 RICs 6 PIVs 17 other accounts	$6.81 billion $846.76 million $1.28 billion	None	None

RiverSource Disciplined Small and Mid Cap Value	Brian M. Condon	12 RICs 8 PIVs 43 other accounts	$8.61 billion $707 million $2.63 billion	1 PIV ($23 M)	None	(3)	(32)

	Alfred F. Alley III	6 RICs 6 PIVs 17 other accounts	$6.90 billion $846.76 million $1.28 billion	None	None

For funds with fiscal period ending August 31

Columbia Diversified Bond	Tom Murphy	5 RICs 2 PIVs 18 other accounts	$7.96 billion $709.69 million $13.30 billion	2 RICs ($1.46 B); 1 other account ($29.94 M)	$10,001 – $50,000	(2)	(23)

	Jennifer Ponce de Leon	6 RICs 27 other accounts	$5.60 billion $4.68 billion	2 RICs ($1.46 B); 1 other account ($29.94 M)	None

	Colin Lundgren	22 RICs 9 other accounts	$38.96 billion $272.65 million	2 RICs ($1.46 B)	$100,001 – $500,000

Columbia Minnesota Tax-Exempt	Catherine Stienstra	10 RICs 12 other accounts	$4.15 billion $6.80 billion	None	None	(2)	(23)

	Mary Grindland(n)	1 RIC 6 other accounts	$67.34 billion $0.42 million	None	$10,001 – $50,000

RiverSource California Tax-Exempt	Catherine Stienstra	10 RICs 12 other accounts	$4.35 billion $6.80 billion	None	None	(2)	(23)

RiverSource New York Tax-Exempt	Catherine Stienstra	10 RICs 12 other accounts	$4.45 billion $6.80 billion	None	None	(2)	(23)

For fund with fiscal period ending September 30

Columbia Diversified Equity Income	Laton Spahr	12 RICs 2 PIVs 16 other accounts(d)	$9.59 billion $48.35 million $2.96 billion	8 RICs ($9.09 B)	$100,001 – $500,000

	Steve Schroll	12 RICs 2 PIVs 18 other accounts(d)	$9.59 billion $48.35 million $2.42 billion		$50,001 – $100,000	(2)	(20)

	Paul Stocking	12 RICs 2 PIVs 21 other accounts(d)	$9.59 billion $48.35 million $6.91 billion		$100,001 – $500,000

Columbia Large Growth Quantitative	Brian M. Condon(k)	3 RICs 8 PIVs 40 other accounts	$594.0 million $864.0 million $2.72 billion	1 PIV ($22 M)	None	(3)	(32)

Columbia Large Value Quantitative	Brian M. Condon(k)	3 RICs 8 PIVs 40 other accounts	$594.0 million $864.0 million $2.72 billion	1 PIV ($22 M)	None	(3)	(32)

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Mid Cap Value Opportunity	Laton Spahr	12 RICs 2 PIVs 16 other accounts(d)	$12.07 billion $48.35 million $2.96 billion		$100,001 – $500,000

	Steve Schroll	12 RICs 2 PIVs 18 other accounts(d)	$12.07 billion $48.35 million $2.42 billion	8 RICs ($11.58 B)	$50,001 – $100,000	(2)	(20)

	Paul Stocking	12 RICs 2 PIVs 21 other accounts(d)	$12.07 billion $48.35 million $6.91 billion		$100,001 – $500,000

Columbia Strategic Allocation	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None

	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)

	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

	David M. Joy(j)	6 RICs 6 other accounts	$4.07 billion $1.12 million	None	None	(2)	(19)

RiverSource Balanced	Steve Schroll	12 RICs 2 PIVs 18 other accounts(d)	$13.73 billion $48.35 million $2.42 billion	8 RICs ($13.23 B)	None	(2)	(20)

	Laton Spahr	12 RICs 2 PIVs 16 other accounts(d)	$13.73 billion $48.35 million $2.42 billion	8 RICs ($13.23 B)	$1 – $10,000

	Paul Stocking	12 RICs 2 PIVs 21 other accounts(d)	$13.73 billion $48.35 million $2.42 billion	8 RICs ($13.23 B)	None

	Tom Murphy	6 RICs 2 PIVs 18 other accounts	$10.40 billion $835.61 million $15.33 billion	2 RICs ($729.4 M)	None	(2)	(23)

	Jennifer Ponce de Leon(l)	4 RICs 1 PIV 28 other accounts	$5.49 billion $9.56 million $4.89 billion	None	None

	Colin Lundgren(j)	17 RICs	$1.59 billion	None	None
		15 other accounts	$203.49 million

RiverSource Strategic Income Allocation	Colin Lundgren	16 RICs 14 other accounts	$1.24 billion $1.22 billion	None	None

	Gene R. Tannuzzo	2 other accounts	$0.04 million	None	$1-$10,000	(2)	(23)

	Brian Lavin(l)	2 RICs	$2.92 billion	None	None
		1 PIV	$9.56 million
		4 other account	$766.77 million

Seligman California Municipal High-Yield	Catherine Stienstra	10 RICs 11 other accounts	$4.64 billion $6.76 billion	None	None	(2)	(23)

Seligman California Municipal Quality	Catherine Stienstra	10 RICs 11 other accounts	$4.64 billion $6.76 billion	None	None	(2)	(23)

Seligman Minnesota Municipal	Catherine Stienstra	10 RICs 11 other accounts	$4.61 billion $6.76 billion	None	None	(2)	(23)

Seligman National Municipal	Kimberly Campbell(m)	7 RICs 18 other accounts	$3.40 billion $0.93 billion	None	None	(3)	(32)

Seligman New York Municipal	Catherine Stienstra	10 RICs 11 other accounts	$4.59 billion $6.76 billion	None	None	(2)	(23)

Seligman TargETFund 2015	John Schonberg	6 RICs 2 PIVs 5 other accounts	$1.23 billion $20.41 million $1.13 million	2 RICs ($1.12 B)	None	(2)	(37)

	Gary Terpening	4 RICs 3 other accounts	$107.69 million $0.40 million	None	None	(2)	(26)

Seligman TargETFund 2025	John Schonberg	6 RICs 2 PIVs 5 other accounts	$1.23 billion $20.41 million $1.13 million	2 RICs ($1.12 B)	None	(2)	(37)

	Gary Terpening	4 RICs 3 other accounts	$99.96 million $0.40 million	None	$100,001 – $500,000	(2)	(26)

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Seligman TargETFund 2035	John Schonberg	6 RICs 2 PIVs 5 other accounts	$1.23 billion $20.41 million $1.13 million	2 RICs ($1.12 B)	None	(2)	(37)

	Gary Terpening	4 RICs 3 other accounts	$124.47 million $0.40 million	None	None	(2)	(26)

Seligman TargETFund 2045	John Schonberg	6 RICs 2 PIVs 5 other accounts	$1.23 billion $20.41 million $1.13 million	2 RICs ($1.12 B)	None	(2)	(37)

	Gary Terpening	4 RICs 3 other accounts	$129.70 million $0.40 million	None	None	(2)	(26)

Seligman TargETFund Core	John Schonberg	6 RICs 2 PIVs 5 other accounts	$1.23 billion $20.41 million $1.13 million	2 RICs ($1.12 B)	None	(2)	(37)

	Gary Terpening	4 RICs 3 other accounts	$75.53 million $0.40 million	None	None	(2)	(26)

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	Nicholas Pifer	5 RICs 3 PIVs 17 other accounts(d)	$4.79 billion $33.59 million $6.27 billion	None	$50,001 – $100,000	(2)	(23)

Columbia Asia Pacific ex-Japan	Threadneedle:
	Vanessa Donegan	2 PIVs 7 other accounts	$2.17 billion $4.16 billion	1 other ($156.61 M)	None(g)	(14)	(36)

	Rafael Polatinsky	1 PIV 4 other accounts	$201.29 million $20.0 billion	None

Columbia Emerging Markets Bond	Nicholas Pifer	5 RICs 3 PIVs 17 other accounts(d)	$4.77 billion $33.59 million $6.27 billion	None	$10,001 – $50,000	(2)	(23)

	Jim Carlene	4 PIVs 7 other accounts	$174.53 million $966.74 million		$10,001 – $50,000

Columbia Emerging Markets Opportunity	Threadneedle:
	Vanessa Donegan(m)	2 PIVs 6 other accounts	$1.96 billion $2.76 billion	1 other ($156.61 M)	None(g)	(14)	(36)

	Rafael Polatinsky(m)	1 PIV 3 other accounts	$224.26 million $554.09 million	None

Columbia European Equity	Threadneedle:
	Dan Ison	4 PIVs	$211.49 million	1 PIV ($86.38 M)	None(g)	(14)	(36)

Columbia Frontier	John K. Schonberg(j)	8 RICs 2 PIVs 6 other accounts	$1.98 billion $27.61 million $1.26 million	2 RICs ($1.55 B)	None	(2)	(37)

	Sam Murphy(j)	2 RICs 3 other accounts	$1.55 billion $0.15 million	2 RICs ($1.55 B)	None

	Mike Marzolf(j)	2 RICs 3 other accounts	$1.55 billion $0.081 million	2 RICs ($1.55 B)	None

Columbia Global Bond	Nicholas Pifer	5 RICs 3 PIVs 17 other accounts(d)	$4.51 billion $33.59 million $6.27 billion	None	$50,001 – $100,000	(2)	(23)

Columbia Global Equity	Threadneedle:
	Stephen Thornber	2 RICs 3 PIVs 3 other accounts	$28.09 million $779.53 million $411.64 million	None	None(g)	(14)	(36)

	Andrew Holliman	2 RICs 6 PIVs	$7.50 million $1.63 billion	1 RIC, 1 PIV ($16.2 M)

Columbia Global Extended Alpha	Threadneedle:
	Andrew Holliman	1 RICs 6 PIVs	$481.64 million $1.63 billion	1 RIC, 1 PIV ($16.2 M)

	Jeremy Podger	1 RICs 7 PIV 4 other accounts	$28.09 million $692.70 million $120.63 million	3 PIVs, 1 other ($96.2 M)	None(g)	(14)	(36)

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Multi-Advisor International Value	AllianceBernstein:
	Kevin F. Simms	112 RICs	$38.41 billion	3 RICs ($6.56 B);

	Henry S. D’Auria	195 PIVs	$19.99 billion	3 PIVs ($839 M);

	Sharon E. Fay	33,923 other accounts	$96.14 billion	86 other ($8.82 B)

	Marilyn G. Fedak	43 RICs 52 PIVs 33,271 other accounts	$11.20 billion $1.43 billion $23.54 billion	1 RIC ($3.64 B); 8 other ($584 M)	None	(16)	(33)

	Giulio Martini	53 RICs 94 PIVs 548 other accounts	$23.88 billion $17.06 billion $58.71 billion	2 RICs ($2.92 B); 2 PIVs ($792 M); 62 other ($6.79 B)

Mondrian:
	Ormala Krishnan	1 RIC 1 PIV 11 other accounts	$363.0 million $406.0 million $1.08 billion	None	None	(8)	(34)

Tradewinds:
	Peter Boardman	4 RICs 9 PIVs 41,851 other accounts	$1.80 billion $906.79 million $11.98 billion	None	None	(11)	(35)

	Alberto Jimenez Crespo	4 RICs 9 PIVs 41,848 other accounts	$1.81 billion $906.79 million $11.85 billion

Columbia Seligman Global Technology	Richard M. Parower	3 RICs 5 PIVs 6 other accounts	$3.40 billion $904.02 million $247.29 million		$100,001 – $500,000

	Paul H. Wick	3 RICs 5 PIVs 5 other accounts	$3.40 billion $904.02 million $246.94 million		None

	Reema D. Shah	3 RICs 5 PIVs 8 other accounts	$3.40 billion $904.02 million $253.02 million	None	None	(2)	(30)

	Ajay Diwan	3 RICs 5 PIVs 7 other accounts	$3.40 billion $904.02 million $249.66 million		None

	Benjamin Lu	1 RIC 2 PIVs 1 other account	$6.11 million $41.12 million $0.01 million		$0 – $10,000

RiverSource Disciplined International Equity	Fred Copper(k)	10 RICs 4 PIVs 24 other accounts	$1.8 billion $634.7 million $92.4 million	None	None	(3)	(32)

RiverSource Partners	Columbia WAM:
International Select	P. Zachary Egan	2 RICs	$4.10 billion	None	None	(15)	(31)
Growth

	Louis J. Mendes	3 RICs	$5.50 billion

RiverSource Partners International Small Cap	Columbia WAM:
	P. Zachary Egan	2 RICs	$4.30 billion	None	None	(15)	(31)

	Louis Mendes III	3 RICs	$5.60 billion

Threadneedle Global Equity Income	Threadneedle:
	Stephen Thornber	2 RICs 3 PIVs 3 other accounts	$481.64 million $779.53 million $411.64 million	1 RIC ($481.64 M)	None(g)	(14)	(36)

	Jeremy Podger	2 RICs 7 PIV 4 other accounts	$28.09 million $144.71 million $120.63 million	3 PIVs, 1 other ($96.2 M)

Threadneedle International Opportunity	Threadneedle:
	Alex Lyle	1 RIC 16 PIVs 30 other accounts	$552.78 million $1.20 million $2.17 billion	1 RIC ($552.78 M); 1 other ($221.18 M)	None(g)	(14)	(36)

	Esther Perkins	1 RIC 3 other accounts	$552.78 million $264.31 million	1 RIC ($552.78 M)

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	10 RICs 11 other accounts	$3.82 billion $6.50 billion	None	None	(2)	(23)

Columbia Mid Cap Growth Opportunity	John K. Schonberg	7 RICs 2 PIVs 6 other accounts	$745.93 million $15.93 million $1.12 million

	Sam Murphy	1 RIC 3 other accounts	$364.11 million $0.12 million	1 RIC ($364.11 M)	None	(2)	(37)

	Mike Marzolf	1 RIC 2 other accounts	$364.11 million $0.05 million

RiverSource Intermediate Tax-Exempt	Brian M. McGreery(m)	7 RICs 7 other accounts	$4.20 billion $640.57 million	None	None	(3)	(32)

RiverSource Tax-Exempt High Income	Kimberly Campbell(m)	7 RICs 18 other accounts	$3.40 billion $0.93 million	None	None	(3)	(32)

For funds with fiscal period ending December 31

Columbia Select	Neil Eigen	6 RICs	$642.93 million	4 RICs ($544.83 M)	None
Large-Cap Value		2 PIVs	$149.17 million
		65 other accounts(d)	$2.92 billion			(2)	(22)

	Richard Rosen	6 RICs	$642.93 million	4 RICs ($544.83 M)	None
		2 PIVs	$149.17 million
		70 other accounts(d)	$2.88 billion

Columbia Select	Neil Eigen	6 RICs	$611.66 million	4 RICs ($513.56 M)	None
Smaller-Cap Value		2 PIVs	$149.17 million
		65 other accounts(d)	$2.92 billion			(2)	(22)

	Richard Rosen	6 RICs	$611.66 million	4 RICs ($513.56 M)	$1-$10,000
		2 PIVs	$149.17 million
		70 other accounts(d)	$2.88 billion

Columbia Seligman	Paul Wick	4 RICs	$851.40 million	None	Over
Communications		5 PIVs	$1.82 billion		$1,000,000,000
and Information		6 other accounts	$266.43 million			(2)	(30)

	Ajay Diwan	4 RICs	$851.40 million	None	None
		5 PIVs	$1.82 billion
		7 other accounts	$262.94 million

	Richard Parower	3 RICs	$566.53 million	None	None
		5 PIVs	$1.82 billion
		8 other accounts	$265.53 million

	Reema Shah	3 RICs	$566.53 million	None	None
		5 PIVs	$1.82 billion
		8 other accounts	$270.30 million

	Sangeeth Peruri	1 RIC	$56.04 million	None	None
		3 PIVs	$874.60 million
		9 other accounts	$16.67 million

RiverSource LaSalle Global Real Estate	LaSalle Securities:
	Stan J. Kraska	2 RICs	$113.0 million	4 other accounts	$10,001-$50,000	(17)	(39)
		14 PIVs	$4.15 billion	($539 M)
		29 other accounts	$2.83 billion

	George J. Noon	2 RICs	$113.0 million		None

	Keith R. Pauley	14 PIVs	$4.15 billion		None
		28 other accounts	$2.83 billion

	Ernst Jan de Leeuw	1 RIC	$87.0 million	2 other accounts	None
		16 PIVs	$4.20 billion	($426 M)
		17 other accounts	$1.31 billion

RiverSource LaSalle	LaSalle Securities:
Monthly Dividend Real	Stan J. Kraska	2 RICs	$101.0 million	4 other accounts	$10,001-$50,000	(17)	(39)
Estate		14 PIVs	$4.15 billion	($539 M)
		29 other accounts	$2.83 billion

	George J. Noon	2 RICs	$101.0 million		None

	Keith R. Pauley	14 PIVs	$4.15 billion
		28 other accounts	$2.83 billion		None

Statement of Additional Information – Oct. 29, 2010

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Seligman Capital	Wayne Collette(k)	10 RICs	$2.55 billion	None	None
		1 PIV	$125.4 million
		114 other accounts	$216.4 million

	George Myers(k)	7 RICs	$2.13 billion	None	None
		1 PIV	$125.4 million
		103 other accounts	$138.8 million

	Lawrence W. Lin(k)	7 RICs	$2.13 billion	None	None	(3)	(32)
		1 PIV	$125.4 million
		108 other accounts	$138.8 million

	Brian D. Neigut(k)	7 RICs	$2.13 billion	None	None
		1 PIV	$125.4 million
		105 other accounts	$138.6 million

Seligman Growth	John Wilson(k)	5 RICs	$1.65 billion	None	None
		1 PIV	$310.0 million
		19 other accounts	$350.0 million

	Peter Deininger(k)	1 PIV	$315.0 million	None	None	(3)	(32)
		15 other accounts	$275.0 million

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b)	Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Boards of Directors on changes to those subadvisers.

(c)	Mr. Truscott, who serves as Chairman of the Board for Columbia Management, oversees the portfolio managers who manage other accounts for Columbia Management, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by Columbia Management and its affiliates including institutional assets, proprietary assets and hedge funds.

(d)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(e)	Wrap accounts have been counted at the sponsor level.

(f)	Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(g)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

(h)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Oct. 31, 2008.

(i)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2009.

(j)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2009.

(k)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2010.

(l)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.

(m)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of Aug. 31, 2010.

(n)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of July 31, 2010.

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

• Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment

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opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

For portfolio managers Marzolf and Murphy, their responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(3)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for

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the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(4)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

(5)	MDTA: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(6)	Columbia Management: Management of the Income Builder Funds-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates each fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

• In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

• The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio

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managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(7)	American Century: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(8)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Allocation of aggregated trades
Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Statement of Additional Information – Oct. 29, 2010

Allocation of investment opportunities
Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

See also “Side-by-side management of hedge funds” below.

Allocation of IPO opportunities
Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital
A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements
Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency
Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing
There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Statement of Additional Information – Oct. 29, 2010

Gifts and entertainment (received)
In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)
In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees
Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Side-by-side management of hedge funds (Mondrian Alpha Funds)
Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements
Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(9)	Davis: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

• The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

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• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

• With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

• Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(10)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(11)	Tradewinds: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with several potential conflicts, which is not intended to be an exhaustive list:

• The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating portfolio transactions across multiple accounts.

• With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

• Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and

Statement of Additional Information – Oct. 29, 2010

independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(13)	MetWest: MetWest Capital’s portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts, The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an IPO that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake. In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

(14)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(15)	Columbia WAM: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor (Columbia Wanger Asset Management) and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Statement of Additional Information – Oct. 29, 2010

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates.

(16)	AllianceBernstein: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through

Statement of Additional Information – Oct. 29, 2010

direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(17)	LaSalle: Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team’s management of a Fund’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Statement of Additional Information – Oct. 29, 2010

Structure of Compensation

(18)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(19)	Columbia Management: The compensation of employees of the investment manager consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Joy, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for the funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covers the three-year period that started in January 2007 and ended in December 2009. Portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company’s 401(k) plan comparable to that received by other employees of the investment manager. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of investment manager at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. One member of the team does not participate in the pool but instead receives a bonus based on management fees on one product and asset retention efforts associated with other products managed by the team. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(21)	Turner: Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary

Statement of Additional Information – Oct. 29, 2010

surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

(22)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of The investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(23)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(24)	American Century: The compensation of American Century’s portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2009, it included the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-

Statement of Additional Information – Oct. 29, 2010

year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group that is both more stable over the long-term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners Small Cap Equity and Partners Aggressive Growth Funds. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners Small Cap Equity Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of Partners Aggressive Growth Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative or fixed income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(25)	Davis: Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’s annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(26)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(27)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is

Statement of Additional Information – Oct. 29, 2010

important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(28)	MetWest: MetWest Capital’s compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically two to four years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm’s profits.

(29)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(30)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

Statement of Additional Information – Oct. 29, 2010

(31)	Columbia WAM: As of December 31, 2008, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and incentive compensation. Typically, a high proportion of an analyst’s or portfolio manager’s bonus is paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Bank of America restricted stock and/or options. For 2008, investments in the second plan were made through a deferred cash program. Both plans vest over three years from the date of issuance. The CWAM total incentive compensation pool, including cash and the two incentive plans, is based on formulas, with investment performance of individual portfolio managers and certain analysts, plus firm-wide investment performance, as primary drivers.

Analysts and portfolio managers are positioned in a number of compensation tiers based on cumulative performance of the portfolios they manage. Performance of each Fund for purposes of portfolio manager compensation is measured relative to its primary benchmark. One and three year performance periods primarily drive incentive levels. Excellent performance results in advancement to a higher tier until the highest tier is reached. Higher tiers have higher base compensation levels and wider incentive compensation ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in incentive compensation levels. Incentive compensation varies by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performing analysts and portfolio managers. If a fund’s performance declines, the compensation incentives available to its analysts and portfolio manager(s) also declines.

Statement of Additional Information – Oct. 29, 2010

(32)	Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks:

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Alfred F. Alley III	RiverSource Disciplined Small and Mid Cap Equity	Russell 2500 Index	Lipper Mid-Cap Core Funds Classification
	RiverSource Disciplined Small Cap Value	Russell 200 Value Index	Lipper Small Cap Value Funds Classification
	RiverSource S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification
	RiverSource Small Company Index	S&P Small Cap 600 Index	Lipper Small-Cap Core Funds Classification
Anwiti Bahuguna, Colin Moore, Kent Peterson and Marie M. Schofield	Columbia Portfolio Builder Aggressive, Columbia Portfolio Builder Moderate Aggressive and Columbia Portfolio Builder Total Equity	S&P 500 Index	Lipper Large Cap Core Funds Classification
	Columbia Portfolio Builder Conservative	Barclays Capital U.S. Aggregate 1-3 Years Index and Blended: 80% Barclays Capital U.S. Aggregate 1-3 Years Index, 20% Barclays Capital U.S. Corporate High-Yield Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate Conservative	S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate	S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	Columbia Retirement Plus Funds	S&P 500 Index, Russell 1000 Index, Russell 1000 Value Index, Barclays Capital U.S. Aggregate Bond Index, MSCI The World Index Net, and MSCI EAFE Index Net	N/A
	Columbia Strategic Allocation	S&P 500 Index and Barclays Capital Aggregate Bond Index	Lipper Mixed Asset Target Allocation Moderate Funds Classification
Brian M. Condon	Columbia Large Core Quantitative	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification
	Columbia Large Growth Quantitative	Russell 1000 Growth Index	Lipper Large Cap Growth Funds Classification
	Columbia Disciplined Large Value Quantitative	Russell 1000 Value Index	Lipper Large Cap Value Funds Classification
	RiverSource Disciplined Small and Mid Cap Equity	Russell 2500 Index	Lipper Mid Cap Core Funds Classification
	RiverSource Disciplined Small Cap Value	Russell 2000 Value Index	Lipper Small Cap Value Funds Classification
Fred Copper	RiverSource Disciplined International Equity	MSCI EAFE Value Index	Lipper International Multi-Cap Value Funds Classification
Wayne M. Collette, Lawrence W. Lin, George Myers and Brian D. Neigut	Seligman Capital	Russell MidCap TR and Russell MidCap Growth TR	Lipper Mid-Cap Growth Funds Classification
	Columbia Frontier	Russell 2000 TR and Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Statement of Additional Information – Oct. 29, 2010

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Peter Deininger and John Wilson	Seligman Growth	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification
Cheryl D’Hollander	RiverSource S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification
	RiverSource Small Company Index	S&P Small Cap 600 Index	Lipper Small-Cap Core Funds Classification
Michael E. Hoover	RiverSource Precious Metals and Mining	S&P North American Natural Resources Sector Index	Lipper Natural Resources Funds Classification
Arthur J. Hurley	RiverSource Real Estate	FTSE NAREIT Equity REITs Index	Lipper Real Estate Funds Classification
Laura A. Ostrander	RiverSource Strategic Income Allocation	Barclays Capital Government/Credit Bond Index and Blended Benchmark	Lipper Multi-Sector Income Funds Classification

(1)  A custom composite, established by the Advisor, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index — Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(33)	AllianceBernstein: AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded securities, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(34)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3. Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 67% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel.

Statement of Additional Information – Oct. 29, 2010

The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(35)	Tradewinds: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

• Overall performance of client portfolios;

• Objective review of stock recommendations and the quality of primary research;

• Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(36)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

• Performance of own funds and research recommendations,

• Performance of all portfolios in the individual’s team,

• Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

• Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

• Intra-team discussion, stock research and investment insights,

• Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to

Statement of Additional Information – Oct. 29, 2010

the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(37)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(38)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by the short term (typically one-year) and long-term (typically three-year and five-year) performance of the accounts managed by the portfolio managers, including the fund, in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(39)	LaSalle: Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program — credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan — program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.

Statement of Additional Information – Oct. 29, 2010

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

Table 20. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
		$500,000,001 –	$1,000,000,001 –	$3,000,000,001 –
Fund	$0 – 500,000,000	1,000,000,000	3,000,000,000	$12,000,000,000	12,000,000,001 +

Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Bond
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia Seligman Global Technology
Columbia Strategic Allocation
RiverSource Disciplined International Equity
RiverSource Disciplined Small Cap Value
RiverSource LaSalle Global Real Estate
RiverSource Partners International Select Growth
RiverSource Partners International Small Cap
RiverSource Small Company Index
Threadneedle Global Equity Income
Threadneedle International Opportunity

Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia Minnesota Tax-Exempt
Columbia U.S. Government Mortgage
RiverSource California Tax-Exempt
RiverSource Intermediate Tax-Exempt
RiverSource New York Tax-Exempt
RiverSource Short Duration U.S. Government
RiverSource Strategic Income Allocation
RiverSource Tax-Exempt High Income
Seligman California Municipal High-Yield
Seligman California Municipal Quality
Seligman Minnesota Municipal
Seligman National Municipal
Seligman New York Municipal

Statement of Additional Information – Oct. 29, 2010

	Asset Levels and Breakpoints in Applicable Fees
		$500,000,001 –	$1,000,000,001 –	$3,000,000,001 –
Fund	$0 – 500,000,000	1,000,000,000	3,000,000,000	$12,000,000,000	12,000,000,001 +

Columbia Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
RiverSource Balanced
RiverSource Disciplined Small and Mid Cap Equity
RiverSource LaSalle Monthly Dividend Real Estate
RiverSource Partners Fundamental Value
RiverSource Precious Metals and Mining
RiverSource Real Estate
RiverSource S&P 500 Index
Seligman Capital
Seligman Growth
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core

Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Statement of Additional Information – Oct. 29, 2010

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund’s net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Administrative Fees

	Administrative services fees paid in:					Daily rate
						applied to
Fund	2010	2009		2008		fund assets
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$45,313	$56,956		$38,041	(a)	0.020%

Columbia Income Builder Fund II	78,128	108,149		82,229	(a)	0.020

Columbia Income Builder Fund III	38,950	54,275		45,848	(a)	0.020

Columbia Portfolio Builder Aggressive	89,504	96,644		110,897		0.020

Columbia Portfolio Builder Conservative	45,451	36,929		26,665		0.020

Columbia Portfolio Builder Moderate	201,685	193,553		183,783		0.020

Columbia Portfolio Builder Moderate Aggressive	186,977	205,250		223,400		0.020

Columbia Portfolio Builder Moderate Conservative	75,988	72,830		62,617		0.020

Columbia Portfolio Builder Total Equity	75,724	84,413		101,924		0.020

RiverSource S&P 500 Index	69,721	101,230		158,059		0.060

RiverSource Small Company Index	293,026	446,427		738,676		0.080

For funds with fiscal period ending March 31

Columbia Equity Value	391,620	448,794		680,124		0.058

RiverSource Precious Metals and Mining	83,021	64,531		77,686		0.060

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	31,739	31,071		13,416	(b)	0.080

Columbia Recovery and Infrastructure	199,325	4,214	(c)	N/A		0.059

Columbia Retirement Plus 2010	1,647	2,441		3,623		0.020

Columbia Retirement Plus 2015	4,050	4,449		5,483		0.020

Columbia Retirement Plus 2020	4,355	4,871		7,572		0.020

Columbia Retirement Plus 2025	4,903	5,145		7,280		0.020

Columbia Retirement Plus 2030	4,981	5,001		7,160		0.020

Columbia Retirement Plus 2035	3,476	3,258		4,249		0.020

Columbia Retirement Plus 2040	2,435	2,051		4,915		0.020

Columbia Retirement Plus 2045	2,262	1,726		1,670		0.020

For funds with fiscal period ending May 31

Columbia High Yield Bond	1,077,547	722,190		1,069,014		0.065

Columbia Multi-Advisor Small Cap Value	300,718	277,260		565,329		0.080

Columbia U.S. Government Mortgage	181,856	252,478		285,601		0.070

RiverSource Partners Fundamental Value	340,508	374,303		594,407		0.060

RiverSource Short Duration U.S. Government	470,119	521,265		541,748		0.069

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	681,093	642,082		1,033,158		0.057

RiverSource Real Estate	103,295	91,566		132,646		0.060

Statement of Additional Information – Oct. 29, 2010

	Administrative services fees paid in:					Daily rate
						applied to
Fund	2010	2009		2008		fund assets
For funds with fiscal period ending July 31

Columbia Floating Rate	$282,996	$253,669		$398,924		0.070%

Columbia Income Opportunities	499,304	219,083		202,872		0.068

Columbia Inflation Protected Securities	451,332	515,776		399,972		0.069

Columbia Large Core Quantitative	1,911,088	1,094,618		1,701,542		0.050

Columbia Limited Duration Credit	317,896	123,147		115,529		0.069

Columbia Money Market	1,551,462	2,132,989		2,507,729		0.053

RiverSource Disciplined Small and Mid Cap Equity	83,767	77,180		38,114		0.060

RiverSource Disciplined Small Cap Value	40,614	34,017		30,592		0.080

For funds with fiscal period ending August 31

Columbia Diversified Bond	2,608,739	2,122,615		2,012,548		0.057

Columbia Minnesota Tax-Exempt	235,979	212,293		215,249		0.070

RiverSource California Tax-Exempt	110,167	113,317		122,235		0.070

RiverSource New York Tax-Exempt	38,266	37,590		41,455		0.070

	2009	2008		2007
For funds with fiscal period ending September 30

Columbia Large Growth Quantitative	203,583	101,276		11,405	(d)	0.059

Columbia Large Value Quantitative	69,490	662	(e)	N/A		0.060

Columbia Diversified Equity Income	1,985,768	3,272,256		3,449,519		0.048

Columbia Mid Cap Value Opportunity	946,227	1,335,281		1,196,773		0.054

Columbia Strategic Allocation	962,590	1,505,894		1,340,234		0.076

RiverSource Balanced	331,811	519,542		623,784		0.059

RiverSource Strategic Income Allocation	137,849	115,139		21,493	(d)	0.070

Seligman California Municipal High-Yield*	7,436	N/A		N/A		0.070

Seligman California Municipal Quality*	8,837	N/A		N/A		0.070

Seligman Minnesota Municipal*	14,896	N/A		N/A		0.070

Seligman National Municipal*	42,999	N/A		N/A		0.069

Seligman New York Municipal*	17,197	N/A		N/A		0.070

Seligman TargETFund 2015*	4,585	N/A		N/A		0.060

Seligman TargETFund 2025*	5,686	N/A		N/A		0.060

Seligman TargETFund 2035*	1,661	N/A		N/A		0.060

Seligman TargETFund 2045*	835	N/A		N/A		0.060

Seligman TargETFund Core*	10,074	N/A		N/A		0.060

Statement of Additional Information – Oct. 29, 2010

	Administrative services fees paid in:					Daily rate
						applied to
Fund	2009		2008		2007	fund assets
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$417,444		$373,454		$79,761	0.080%

Columbia Asia Pacific ex-Japan	7,807	(f)	N/A		N/A	0.080

Columbia Emerging Markets Bond	146,703		131,334		78,549	0.080

Columbia Emerging Markets Opportunity	280,656		498,019		503,279	0.079

Columbia European Equity	50,304		96,107		105,886	0.080

Columbia Frontier*	10,073		N/A		N/A	0.030

Columbia Global Bond	401,109		572,976		388,646	0.080

Columbia Global Equity	340,869		549,601		611,621	0.080

Columbia Global Extended Alpha	4,908		1,256	(g)	N/A	0.080

Columbia International Multi-Advisor Value	651,133		1,395,090		1,759,221	0.078

Columbia Seligman Global Technology*	102,757		N/A		N/A	0.040

RiverSource Disciplined International Equity	282,974		549,173		209,295	0.080

RiverSource Partners International Select Growth	282,773		511,522		490,174	0.080

RiverSource Partners International Small Cap	38,884		79,183		92,062	0.080

Threadneedle Global Equity Income	16,780		1,528	(g)	N/A	0.080

Threadneedle International Opportunity	281,413		460,205		540,718	0.080

For funds with fiscal period ending November 30

Columbia Mid Cap Growth Opportunity	339,961		471,791		652,889	0.059

Columbia AMT-Free Tax-Exempt Bond	453,062		463,150		525,515	0.069

RiverSource Intermediate Tax-Exempt	61,016		52,367		57,618	0.070

RiverSource Tax-Exempt High Income	1,428,680		1,603,416		1,823,812	0.063

For funds with fiscal period ending December 31

Columbia Government Money Market*	41,094		N/A		N/A	0.060

Columbia Select Large-Cap Value*	76,758		N/A		N/A	0.060

Columbia Select Smaller-Cap Value*	96,841		N/A		N/A	0.080

Columbia Seligman Communications and Information*	868,517		N/A		N/A	0.050

RiverSource LaSalle Global Real Estate*	5,942		N/A		N/A	0.080

RiverSource LaSalle Monthly Dividend Real Estate*	7,968		N/A		N/A	0.060

Seligman Capital*	68,772		N/A		N/A	0.060

Seligman Growth*	299,785		N/A		N/A	0.055

*	Prior to June 15, 2009 for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman New York Municipal, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, Seligman TargETFund 2045, Seligman TargETFund Core, Columbia Seligman Global Technology, Columbia Government Money Market, RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate and prior to June 29, 2009 for Seligman Capital, Columbia Frontier, Columbia Seligman Communications and Information, Seligman Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, and for Seligman National, prior to Aug. 31, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Oct. 29, 2010

TRANSFER AGENCY SERVICES

The funds have a Transfer Agency Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) (formerly RiverSource Service Corporation) located at One Financial Center, Boston, MA 02111. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”) (formerly RiverSource Fund Distributors, Inc.), an indirect wholly-owned subsidiary of Columbia Management, One Financial Center, Boston, MA 02111, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. Sales Charges Paid to Distributor

					Amount retained after paying
	Sales charges paid to Distributor				commissions and other expenses
Fund	2010	2009	2008		2010	2009	2008
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$245,462	$466,216	$688,587	(a)	$(86,426)	$(21,562)	$(56,086	)(a)

Columbia Income Builder Fund II	293,969	654,937	1,279,681	(a)	(109,209)	77,641	34,001	(a)

Statement of Additional Information – Oct. 29, 2010

						Amount retained after paying
	Sales charges paid to Distributor					commissions and other expenses
Fund	2010	2009		2008		2010	2009		2008
Columbia Income Builder Fund III	$189,070	$296,977		$831,981	(a)	$(27,745)	$(533)		$176,661	(a)

Columbia Portfolio Builder Aggressive	1,656,276	2,081,242		2,848,037		417,384	552,795		799,417

Columbia Portfolio Builder Conservative	524,245	528,590		384,348		8,450	16,829		4,989

Columbia Portfolio Builder Moderate	2,911,626	3,277,766		3,944,827		507,020	661,689		702,939

Columbia Portfolio Builder Moderate Aggressive	3,171,640	4,181,445		5,635,597		795,856	1,125,393		1,613,677

Columbia Portfolio Builder Moderate Conservative	885,194	982,012		1,088,559		111,387	153,386		140,630

Columbia Portfolio Builder Total Equity	1,059,706	1,561,130		2,257,735		202,573	319,114		471,536

RiverSource S&P 500 Index	N/A	N/A		N/A		N/A	N/A		N/A

RiverSource Small Company Index	265,422	365,094		563,878		265,422	317,088		117,897

For funds with fiscal period ending March 31

Columbia Equity Value	245,798	374,068		496,313		28,520	65,246		16,594

RiverSource Precious Metals and Mining	224,264	159,379		192,503		6,986	55,468		50,572

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	44,207	57,137		149,480	(b)	2,401	5,429		46,196	(b)

Columbia Recovery and Infrastructure	1,817,351	221,190	(c)	N/A		337,598	(7,085	)(c)	N/A

Columbia Retirement Plus 2010	6,098	7,536		32,694		2,480	1,465		11,266

Columbia Retirement Plus 2015	12,014	17,354		70,298		5,364	5,173		50,360

Columbia Retirement Plus 2020	20,614	26,015		41,850		8,068	12,539		21,519

Columbia Retirement Plus 2025	15,117	21,208		49,187		6,222	7,872		25,003

Columbia Retirement Plus 2030	14,540	19,999		51,530		5,797	9,336		28,063

Columbia Retirement Plus 2035	11,125	14,670		31,469		5,669	6,101		19,162

Columbia Retirement Plus 2040	18,304	17,700		39,332		8,927	8,815		21,208

Columbia Retirement Plus 2045	15,018	16,697		23,890		6,063	6,510		12,087

For funds with fiscal period ending May 31

Columbia High Yield Bond	1,321,507	974,983		882,107		297,716	108,896		41,174

Columbia Multi-Advisor Small Cap Value	305,205	287,969		607,350		56,453	38,780		117,005

Columbia U.S. Government Mortgage	109,683	101,207		136,891		(17,796)	(70,344)		(116,397)

RiverSource Partners Fundamental Value	340,583	494,967		766,263		14,174	43,220		58,252

RiverSource Short Duration U.S. Government	392,239	530,165		660,354		35,955	107,433		(152,827)

Statement of Additional Information – Oct. 29, 2010

				Amount retained after paying
	Sales charges paid to Distributor			commissions and other expenses
Fund	2010	2009	2008	2010	2009	2008
For funds with fiscal period ending June 30

Columbia Dividend Opportunity	$1,058,723	$798,182	$1,648,530	$175,949	$39,934	$206,622

RiverSource Real Estate	80,410	98,301	211,915	15,331	18,158	63,306

For funds with fiscal period ending July 31

Columbia Floating Rate	240,774	189,836	380,143	(11,075)	11,806	(174,369)

Columbia Income Opportunities	1,196,954	951,690	135,655	271,045	251,745	(11,090)

Columbia Inflation Protected Securities	236,120	332,292	407,706	15,969	101,013	51,044

Columbia Large Core Quantitative	1,610,548	261,402	412,821	377,765	67,822	85,890

Columbia Limited Duration Credit	1,033,053	145,544	92,255	119,494	17,573	9,475

Columbia Money Market	106,803	367,743	339,219	106,058	367,712	339,111

RiverSource Disciplined Small and Mid Cap Equity	25,721	24,097	26,228	7,017	7,132	7,923

RiverSource Disciplined Small Cap Value	5,507	8,386	6,647	1,133	2,011	1,943

For funds with fiscal period ending August 31

Columbia Diversified Bond	1,584,251	1,922,949	1,992,222	77,260	(92,219)	176,513

Columbia Minnesota Tax-Exempt	551,051	406,782	463,447	2,712	84,001	37,217

RiverSource California Tax-Exempt	96,842	92,347	91,928	13,668	9,806	5,945

RiverSource New York Tax-Exempt	31,250	20,992	29,401	6,331	8,033	8,217

	2009	2008		2007		2009	2008		2007
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	$3,383,179	$6,331,545		$9,553,810		$496,151	$1,204,186		$1,407,616

Columbia Large Growth Quantitative	69,425	87,685		20,834	(d)	15,099	30,621		5,197	(d)

Columbia Large Value Quantitative	2,270	0	(e)	N/A		566	0	(e)	N/A

Columbia Mid Cap Value Opportunity	954,172	2,444,490		3,538,910		207,568	898,395		862,120

Columbia Strategic Allocation	2,055,294	5,371,458		8,570,846		347,495	1,321,113		1,738,063

RiverSource Balanced	189,413	287,586		474,702		39,038	36,359		32,524

RiverSource Strategic Income Allocation	600,969	400,285		267,319	(d)	2,484	28,302		26,129	(d)

Seligman California Municipal High-Yield	37,316	98,702		18,611		36,272	13,104		3,125

Seligman California Municipal Quality	60,005	37,798		15,149		56,335	5,413		2,159

Seligman Minnesota Municipal	66,716	49,497		35,607		55,756	6,427		4,740

Seligman National Municipal	222,346	57,892		18,992		199,904	7,651		3,601

Seligman New York Municipal	166,632	48,724		31,659		157,302	7,550		6,334

Seligman TargETFund 2015	22,260	77,218		242,913		22,260	9,521		25,977

Seligman TargETFund 2025	26,925	79,939		188,122		26,925	9,918		19,976

Seligman TargETFund 2035	3,094	13,483		13,573		2,975	1,677		1,493

Seligman TargETFund 2045	7,658	27,815		7,910		7,508	3,493		791

Seligman TargETFund Core	24,251	126,638		297,932		24,251	15,617		30,512

Statement of Additional Information – Oct. 29, 2010

					Amount retained after paying
	Sales charges paid to Distributor				commissions and other expenses
	2009	2008		2007	2009	2008		2007
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$118,256	$288,047		$10,519	$40,664	$52,383		$3,448

Columbia Asia Pacific ex-Japan(f)	N/A	N/A		N/A	N/A	N/A		N/A

Columbia Emerging Markets Bond	70,770	41,906		25,743	28,245	10,486		1,421

Columbia Emerging Markets Opportunity	558,505	780,872		886,062	140,308	(4,109,358)		(7,004,024)

Columbia European Equity	68,398	124,828		226,464	19,191	35,391		90,745

Columbia Frontier	1,357	10,431		25,638	735	1,351		3,856

Columbia Global Bond	218,412	391,577		314,002	32,697	118,930		215,442

Columbia Global Equity	361,007	800,774		896,578	60,748	114,011		99,098

Columbia Global Extended Alpha	8,674	1,795	(g)	N/A	3,445	307	(g)	N/A

Columbia Multi-Advisor International Value	580,503	1,584,444		4,085,674	68,413	235,164		641,699

Columbia Seligman Global Technology	221,563	265,528		309,290	184,936	233,685		274,719

RiverSource Disciplined International Equity	61,779	168,692		130,761	8,596	36,899		14,894

RiverSource Partners International Select Growth	213,399	560,302		885,940	43,200	118,125		226,007

RiverSource Partners International Small Cap	53,930	88,479		164,026	26,245	20,053		19,649

Threadneedle Global Equity Income	38,564	18,558	(g)	N/A	7,576	4,340	(g)	N/A

Threadneedle International Opportunity	168,431	319,850		501,090	37,276	49,744		56,669

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	477,836	319,831		313,115	100,280	64,831		(19,725)

Columbia Mid Cap Growth Opportunity	453,947	360,393		608,683	131,709	59,123		115,052

RiverSource Intermediate Tax-Exempt	75,578	59,348		62,985	3,223	(792)		(10,183)

RiverSource Tax-Exempt High Income	1,164,712	1,042,555		1,182,244	192,881	151,444		181,059

For funds with fiscal period ending December 31

Columbia Government Money Market	22,845	N/A		N/A	22,830	N/A		N/A

Columbia Select Large-Cap Value	83,550	112,370		67,382	72,301	14,405		8,773

Columbia Select Smaller-Cap Value	73,571	31,742		65,218	39,883	4,542		8,361

Columbia Seligman Communications and Information	3,487,463	1,478,105		2,850,171	3,197,170	187,649		320,100

RiverSource LaSalle Global Real Estate	14,337	4,931		439,574	13,946	638		50,672

RiverSource LaSalle Monthly Dividend Real Estate	15,219	19,987		95,027	14,907	2,839		10,193

Seligman Capital	30,899	34,577		66,383	27,966	6,030		11,356

Seligman Growth	336,636	43,178		48,116	115,283	11,948		10,926

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

Statement of Additional Information – Oct. 29, 2010

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)

Class B	0.75%	0.25%	1.00%(b)

Class C	0.75%	0.25%	1.00%(a)

Class I	None	None	None

Class R (formerly Class R2)	up to 0.50%	up to 0.25%	0.50%(a),(c)

Class R3	0.25%	0.25%(d)	0.50%(d)

Class R4	None	0.25%(d)	0.25%(d)

Class R5	None	None	None

Class W	up to 0.25%	up to 0.25%	0.25%(a)

Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(d)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R (formerly Class R2), Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

Statement of Additional Information – Oct. 29, 2010

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 23. 12b-1 Fees

Fund	Class A	Class B	Class C	Class D*	Class R*	Class R3	Class W
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$471,671	$273,352	$105,503	N/A	N/A	N/A	N/A

Columbia Income Builder Fund II	843,392	386,458	146,186	N/A	N/A	N/A	N/A

Columbia Income Builder Fund III	420,462	181,976	83,149	N/A	N/A	N/A	N/A

Columbia Portfolio Builder Aggressive	906,136	651,430	196,648	N/A	N/A	N/A	N/A

Columbia Portfolio Builder Conservative	427,544	415,794	145,696	N/A	N/A	N/A	N/A

Columbia Portfolio Builder Moderate	2,010,066	1,572,878	469,838	N/A	N/A	N/A	N/A

Columbia Portfolio Builder Moderate Aggressive	1,896,292	1,394,436	362,267	N/A	N/A	N/A	N/A

Columbia Portfolio Builder Moderate Conservative	744,235	615,354	206,862	N/A	N/A	N/A	N/A

Columbia Portfolio Builder Total Equity	769,440	529,603	177,552	N/A	N/A	N/A	N/A

RiverSource S&P 500 Index	N/A	N/A	N/A	$54,437	N/A	N/A	N/A

RiverSource Small Company Index	781,451	482,501	N/A	N/A	N/A	N/A	N/A

For funds with fiscal period ending March 31

Columbia Equity Value	1,484,672	513,603	42,567	N/A	$52	$369	$8

RiverSource Precious Metals and Mining	303,284	137,925	31,060	N/A	N/A	N/A	N/A

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	80,959	14,686	19,355	N/A	N/A	N/A	N/A

Columbia Recovery and Infrastructure(a)	573,841	125,316	127,106	N/A	93	39	N/A

Columbia Retirement Plus 2010	7,863	N/A	N/A	N/A	18	10	N/A

Columbia Retirement Plus 2015	12,794	N/A	N/A	N/A	18	10	N/A

Columbia Retirement Plus 2020	11,607	N/A	N/A	N/A	146	8	N/A

Columbia Retirement Plus 2025	6,809	N/A	N/A	N/A	97	8	N/A

Columbia Retirement Plus 2030	10,004	N/A	N/A	N/A	45	13	N/A

Columbia Retirement Plus 2035	4,104	N/A	N/A	N/A	17	8	N/A

Columbia Retirement Plus 2040	3,831	N/A	N/A	N/A	50	70	N/A

Columbia Retirement Plus 2045	3,364	N/A	N/A	N/A	18	8	N/A

For funds with fiscal period ending May 31

Columbia High Yield Bond	3,126,170	1,016,761	599,062	N/A	19,571	5,898	263,891

Columbia Multi-Advisor Small Cap Value	629,566	635,056	71,205	N/A	2,666	433	N/A

Columbia U.S. Government Mortgage	195,150	198,412	44,904	N/A	N/A	N/A	N/A

RiverSource Partners Fundamental Value	846,835	604,556	88,558	N/A	N/A	N/A	N/A

RiverSource Short Duration U.S. Government	1,289,353	810,418	242,435	N/A	11,521	N/A	12

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	2,335,959	777,706	197,105	N/A	228	11	10

RiverSource Real Estate	128,018	64,833	11,302	N/A	N/A	N/A	6

Statement of Additional Information – Oct. 29, 2010

Fund	Class A	Class B	Class C	Class D*	Class R*	Class R3	Class W
For funds with fiscal period ending July 31

Columbia Floating Rate	$661,379	$129,749	$172,291	N/A	N/A	N/A	$11

Columbia Income Opportunities	1,165,157	362,360	508,953	N/A	N/A	N/A	N/A

Columbia Inflation Protected Securities	676,148	221,294	156,599	N/A	$5,707	N/A	401,982

Columbia Large Core Quantitative	6,447,567	1,947,821	209,143	N/A	9,201	$14	1,372,152

Columbia Limited Duration Credit	710,400	120,305	341,535	N/A	N/A	N/A	12

Columbia Money Market	2,064,367	421,815	29,890	N/A	5	N/A	14,212

RiverSource Disciplined Small and Mid Cap Equity	25,573	9,144	2,729	N/A	N/A	N/A	265,113

RiverSource Disciplined Small Cap Value	19,337	2,362	1,006	N/A	17	12	N/A

For funds with fiscal period ending August 31

Columbia Diversified Bond	7,117,570	1,741,108	582,197	N/A	2,116	26	1,070,556

Columbia Minnesota Tax-Exempt	779,724	88,473	163,760	N/A	N/A	N/A	N/A

RiverSource California Tax-Exempt	379,034	25,963	31,712	N/A	N/A	N/A	N/A

RiverSource New York Tax-Exempt	129,187	19,927	9,978	N/A	N/A	N/A	N/A

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	7,673,291	4,133,298	654,310	N/A	32,750	224,770	7

Columbia Large Growth Quantitative	285,822	31,420	14,405	N/A	31	16	148,342

Columbia Large Value Quantitative	2,658	717	132	N/A	33	16	203,257

Columbia Mid Cap Value Opportunity	2,975,723	1,048,865	359,404	N/A	56,692	82,312	7

Columbia Strategic Allocation	2,727,681	1,272,157	456,933	N/A	16	8	N/A

RiverSource Balanced	1,240,431	190,901	34,422	N/A	54	N/A	N/A

RiverSource Strategic Income Allocation	421,534	206,718	76,158	N/A	23	11	N/A

Seligman California Municipal High-Yield	42,842	N/A	54,350	N/A	N/A	N/A	N/A

Seligman California Municipal Quality	54,798	N/A	34,584	N/A	N/A	N/A	N/A

Seligman Minnesota Municipal	99,128	N/A	9,092	N/A	N/A	N/A	N/A

Seligman National Municipal	461,232	N/A	105,746	N/A	N/A	N/A	N/A

Seligman New York Municipal	99,753	N/A	67,646	N/A	N/A	N/A	N/A

Seligman TargETFund 2015	29,037	N/A	116,119	N/A	7,361	N/A	N/A

Seligman TargETFund 2025	34,200	N/A	114,588	N/A	11,757	N/A	N/A

Seligman TargETFund 2035	10,620	N/A	17,945	N/A	6,060	N/A	N/A

Seligman TargETFund 2045	6,401	N/A	6,705	N/A	3,486	N/A	N/A

Seligman TargETFund Core	45,600	N/A	289,930	N/A	41,727	N/A	N/A

Statement of Additional Information – Oct. 29, 2010

Fund	Class A	Class B	Class C	Class D*	Class R*	Class R3	Class W
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$416,349	$35,353	$98,315	N/A	N/A	N/A	$530,074

Columbia Asia Pacific ex-Japan(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Columbia Emerging Markets Bond	35,486	15,974	3,265	N/A	N/A	N/A	254,174

Columbia Emerging Markets Opportunity	715,248	302,533	99,973	N/A	$13,518	N/A	N/A

Columbia European Equity	134,391	81,471	9,558	N/A	N/A	N/A	N/A

Columbia Frontier	56,264	11,282	86,834	N/A	453	$3	N/A

Columbia Global Bond	593,225	367,588	44,351	N/A	N/A	N/A	147,100

Columbia Global Equity	884,744	362,565	57,394	N/A	192	8	8

Columbia Global Extended Alpha	5,199	2,820	1,035	N/A	36	18	N/A

Columbia Multi-Advisor International Value	1,476,812	892,831	106,186	N/A	N/A	N/A	N/A

Columbia Seligman Global Technology	469,642	85,618	559,118	N/A	15,300	3	N/A

RiverSource Disciplined International Equity	115,524	76,758	9,922	N/A	15	7	530,215

RiverSource Partners International Select Growth	414,628	250,377	42,614	N/A	110	N/A	N/A

RiverSource Partners International Small Cap	57,422	42,653	4,096	N/A	N/A	N/A	N/A

Threadneedle Global Equity Income	38,589	17,080	2,551	N/A	36	18	N/A

Threadneedle International Opportunity	576,787	226,132	30,118	N/A	1,240	8	N/A

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	1,580,370	189,971	72,103	N/A	N/A	N/A	N/A

Columbia Mid Cap Growth Opportunity	1,123,363	500,167	46,013	N/A	N/A	N/A	N/A

RiverSource Intermediate Tax-Exempt	197,660	44,588	36,432	N/A	N/A	N/A	N/A

RiverSource Tax-Exempt High Income	5,482,675	487,040	137,058	N/A	N/A	N/A	N/A

For funds with fiscal period ending December 31

Columbia Government Money Market(c)	54,819	51,551	133,682	N/A	6,985	N/A	N/A

Columbia Seligman Communications and Information	5,402,710	1,008,895	5,611,229	N/A	133,982	11	N/A

Columbia Select Large-Cap Value	324,397	67,910	372,709	N/A	34,736	6	N/A

Columbia Select Smaller-Cap Value	274,250	132,950	382,137	N/A	43,885	5	N/A

RiverSource LaSalle Global Real Estate	15,681	N/A	27,290	N/A	248	6	N/A

RiverSource LaSalle Monthly Dividend Real Estate	15,884	20,254	84,243	N/A	15,651	6	N/A

Seligman Capital	350,797	65,892	404,801	N/A	42,283	6	N/A

Seligman Growth	1,283,827	316,419	239,516	N/A	4,129	5	N/A

*	Effective Sept. 7, 2010, Class D was renamed as Class A and Class R2 was renamed as Class R.

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(c)	Effective March 27, 2009, Class C2 shares converted to Class A shares. The amount attributable to Class C2 prior to the conversion is $4,804.

Statement of Additional Information – Oct. 29, 2010

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of July 31, 2010 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 24. Unreimbursed Distribution Expenses

		Percentage of		Percentage of
		Class B		Class C
	Class B	net assets	Class C	net assets
Columbia 120/20 Contrarian Equity Fund	$83,000	5.34%	$17,000	0.82%

Columbia Absolute Return Currency and Income Fund	58,000	4.20%	19,000	0.36%

Columbia AMT-Free Tax-Exempt Bond Fund	372,000	2.73%	84,000	0.87%

Columbia Diversified Bond Fund	7,421,000	4.42%	783,000	1.29%

Columbia Diversified Equity Income Fund	15,146,000	4.63%	753,000	1.14%

Columbia Dividend Opportunity Fund	3,160,000	4.35%	230,000	1.01%

Columbia Emerging Markets Bond Fund	107,000	2.85%	52,000	3.38%

Columbia Emerging Markets Opportunity Fund	1,096,000	2.58%	1,496,000	4.30%

Columbia Equity Value Fund	1,495,000	3.47%	59,000	1.32%

Columbia European Equity Fund	179,000	3.35%	22,000	1.73%

Columbia Floating Rate Fund	718,000	5.45%	145,000	0.68%

Columbia Frontier Fund	15,000	0.14%	1,294,000	12.29%

Columbia Global Bond Fund	1,130,000	4.36%	83,000	1.43%

Columbia Global Equity Fund	1,321,000	4.49%	1,518,000	15.96%

Columbia Global Extended Alpha Fund	37,000	10.10%	1,000	0.67%

Columbia Government Money Market Fund	92,000	2.13%	2,847,000	18.16%

Columbia High Yield Bond Fund	3,225,000	3.51%	8,946,000	12.49%

Columbia Income Builder Fund	1,718,000	7.31%	105,000	0.74%

Columbia Income Builder Fund II	2,301,000	7.02%	97,000	0.61%

Columbia Income Builder Fund III	1,182,000	7.53%	62,000	0.70%

Columbia Income Opportunities Fund	1,550,000	4.33%	212,000	0.35%

Columbia Inflation Protected Securities Fund	1,055,000	5.20%	179,000	1.04%

Columbia Large Core Quantitative Fund	10,407,000	5.12%	1,342,000	6.10%

Columbia Large Growth Quantitative Fund	157,000	4.85%	11,000	0.67%

Columbia Large Value Quantitative Fund	4,000	1.94%	1,000	1.10%

Columbia Limited Duration Credit Fund	541,000	3.44%	387,000	0.79%

Columbia Mid Cap Growth Opportunity Fund	1,527,000	N/A	88,000	0.73%

Columbia Mid Cap Value Opportunity Fund	4,111,000	3.43%	279,000	0.64%

Columbia Minnesota Tax-Exempt fund	187,000	2.05%	168,000	0.87%

Columbia Money Market Fund	5,787,000	12.85%	26,000	0.33%

Columbia Multi-Advisor International Value Fund	3,708,000	5.77%	175,000	1.96%

Columbia Multi-Advisor Small Cap Value Fund	1,809,000	3.07%	109,000	1.45%

Columbia Portfolio Builder Aggressive Fund	3,030,000	4.32%	170,000	0.62%

Columbia Portfolio Builder Conservative Fund	2,093,000	5.36%	169,000	0.78%

Columbia Portfolio Builder Moderate Aggressive Fund	6,581,000	4.49%	1,177,000	2.30%

Columbia Portfolio Builder Moderate Conservative Fund	3,079,000	5.08%	269,000	0.90%

Columbia Portfolio Builder Moderate Fund	7,877,000	4.63%	1,561,000	2.17%

Columbia Portfolio Builder Total Equity Fund	2,563,000	4.68%	1,377,000	5.29%

Columbia Recovery and Infrastructure Fund	317,000	1.55%	130,000	0.45%

Columbia Select Large-Cap Value Fund	101,000	1.90%	3,010,000	6.96%

Statement of Additional Information – Oct. 29, 2010

		Percentage of		Percentage of
		Class B		Class C
	Class B	net assets	Class C	net assets
Columbia Select Smaller-Cap Value Fund	$722,000	2.20%	$2,781,000	6.14%

Columbia Seligman Communications and Information Fund	865,000	1.01%	20,528,000	3.10%

Columbia Seligman Global Technology Fund	505,000	2.25%	4,631,000	6.30%

Columbia Strategic Allocation Fund	6,013,000	6.61%	409,000	1.11%

Columbia U.S. Government Mortgage Fund	845,000	4.81%	52,000	0.90%

RiverSource Balanced Fund	704,000	4.45%	1,477,000	16.33%

RiverSource California Tax-Exempt Fund	75,000	2.88%	30,000	0.89%

RiverSource Disciplined International Equity Fund	321,000	5.81%	14,000	1.52%

RiverSource Disciplined Small and Mid Cap Equity Fund	50,000	6.37%	5,000	2.44%

RiverSource Disciplined Small Cap Value Fund	16,000	9.43%	2,000	1.66%

RiverSource Intermediate Tax-Exempt Fund	109,000	3.43%	54,000	0.82%

RiverSource LaSalle Global Real Estate Fund	N/A	N/A	788,000	35.06%

RiverSource LaSalle Monthly Dividend Real Estate Fund	27,000	1.16%	317,000	14.10%

RiverSource New York Tax-Exempt Fund	54,000	2.85%	11,000	0.10%

RiverSource Partners Fundamental Value Fund	2,349,000	4.69%	128,000	12.88%

RiverSource Partners International Select Growth Fund	944,000	4.53%	2,023,000	24.87%

RiverSource Partners International Small Cap Fund	213,000	4.09%	2,000	0.03%

RiverSource Precious Metals and Mining Fund	364,000	2.61%	42,000	0.19%

RiverSource Real Estate Fund	384,000	5.38%	15,000	0.32%

RiverSource Short Duration U.S. Government Fund	3,429,000	5.28%	1,491,000	93.39%

RiverSource Small Company Index Fund	1,330,000	3.12%	N/A	N/A

RiverSource Strategic Income Allocation Fund	1,143,000	4.15%	119,000	0.63%

RiverSource Tax-Exempt High Income Fund	835,000	2.38%	182,000	1.06%

Seligman California Municipal High-Yield Fund	N/A	N/A	242,000	4.19%

Seligman California Municipal Quality Fund	N/A	N/A	203,000	6.00%

Seligman Capital Fund	68,000	1.72%	5,273,000	12.95%

Seligman Growth Fund	3,750,000	4.29%	2,110,000	8.12%

Seligman Minnesota Municipal Fund	N/A	N/A	93,000	5.84%

Seligman National Municipal Fund	N/A	N/A	2,282,000	6.73%

Seligman New York Municipal Fund	N/A	N/A	265,000	3.12%

Seligman TargETFund 2015	N/A	N/A	982,000	10.39%

Seligman TargETFund 2025	N/A	N/A	1,063,000	8.43%

Seligman TargETFund 2035	N/A	N/A	328,000	12.46%

Seligman TargETFund 2045	N/A	N/A	192,000	17.84%

Seligman TargETFund Core	N/A	N/A	1,787,000	7.24%

Threadneedle Global Equity Income Fund	87,000	3.93%	6,000	0.95%

Threadneedle International Opportunity Fund	716,000	3.95%	62,000	0.85%

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or

Statement of Additional Information – Oct. 29, 2010

servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

Marketing and Sales Support
Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary’s personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary’s organization, including placement of the fund on the financial intermediary’s preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

Program and Shareholder Servicing
Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

•	ACS HR Solutions

•	ADP Broker-Dealer, Inc.

•	American Century Investment Management, Inc. and American Century Investment Services, Inc.

•	Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

•	Associated Securities Corp.

•	Benefit Plans Administrative Services, Inc. and Community Bank System, Inc.

•	Boston Financial Data Services, Inc.

•	Charles Schwab Trust Company

•	Charles Schwab and Company, Inc.

•	Citigroup Global Markets Inc.

•	Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.

•	Digital Retirement Solutions, Inc.

•	Expertplan, Inc.

•	Fidelity Brokerage Services/National Financial Services

•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

•	FTJ Fund Choice, LLC

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hartford Securities Distribution Company, Inc.

•	ICMA-RC Services LLC

•	ING Institutional Plan Services, LLC

•	ING Life Insurance and Annuity Company

•	J.P. Morgan Chase Bank, N.A.

•	J.P. Morgan Retirement Plan Services, LLC

•	John Hancock Life Insurance Company

•	John Hancock Life Insurance Company New York

•	Lincoln Retirement Services Company LLC

•	LPL Financial Corporation

•	Massachusetts Mutual Life Insurance Company (Mass Mutual/MML)

Statement of Additional Information – Oct. 29, 2010

•	Mercer HR Services, LLC

•	Merrill Lynch Life Insurance Company

•	Merrill Lynch, Pierce, Fenner & Smith, Inc.

•	Mid Atlantic Capital Corporation

•	Minnesota Life Insurance Company

•	ML Life Insurance Company of New York

•	Morgan Stanley & Co., Inc.

•	MSCS Financial Services, LLC

•	Mutual Service Corporation

•	Nationwide Financial Services, Inc.

•	Newport Retirement Services, Inc.

•	NYLife Distributors LLC

•	Oppenheimer & Co. Inc.

•	Principal Life Insurance Company

•	Prudential Insurance Company of America/Prudential Investments Retirement Services

•	Prudential Investment Management Services LLC/Prudential Investments LLC

•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

•	RBC Capital Markets Corporation

•	Reliance Trust Company

•	The Retirement Plan Company, LLC

•	Securities America, Inc.

•	Standard Retirement Services, Inc.

•	TD Ameritrade Trust Company

•	The Princeton Retirement Group, Inc. and GPC Securities, Inc.

•	UBS Financial Services, Inc.

•	UVest Financial Services Group, Inc.

•	The Vanguard Group, Inc.

•	Vertical Management Systems, Inc.

•	Wachovia Bank NA

•	Waterstone Financial Group, Inc.

•	Wells Fargo Advisors Financial Network, LLC

•	Wells Fargo Bank N.A.

•	Wilmington Trust Company

•	Wilmington Trust Retirement and Institutional Services Company

Other Payments
The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

Statement of Additional Information – Oct. 29, 2010

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the RiverSource and Threadneedle funds have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single director. The Seligman funds do not provide for cumulative voting rights.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a

Statement of Additional Information – Oct. 29, 2010

Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Table 25. Fund History Table

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End	Diversified**
Columbia Frontier Fund, Inc.	7/9/84	12/10/84	Corporation	MD	10/31	Yes

Columbia Seligman Communications and Information Fund, Inc.(19)	10/8/82	6/23/83	Corporation	MD	12/31	Yes

RiverSource Bond Series, Inc.(2)	4/29/81, 4/8/86(1)		Corporation	NV/MN	7/31

Columbia Floating Rate Fund		2/16/06				Yes

Columbia Income Opportunities Fund		6/19/03				Yes

Columbia Inflation Protected Securities Fund		3/4/04				No

Columbia Limited Duration Credit Fund(19)		6/19/03				Yes

RiverSource California Tax-Exempt Trust	4/7/86		Business Trust	MA	8/31(10)

RiverSource California Tax-Exempt Fund		8/18/86				No

RiverSource Dimensions Series, Inc.	2/20/68, 4/8/86(1)		Corporation	NV/MN	7/31

RiverSource Disciplined Small and Mid Cap Equity Fund		5/18/06				Yes

RiverSource Disciplined Small Cap Value Fund		2/16/06				Yes

RiverSource Diversified Income Series, Inc.(2)	6/27/74, 4/8/86(1)		Corporation	NV/MN	8/31

Columbia Diversified Bond Fund(3)		10/3/74				Yes

RiverSource Equity Series, Inc.	3/18/57, 4/8/86(1)		Corporation	NV/MN	11/30

Columbia Mid Cap Growth Opportunity Fund(4),(19)		6/4/57				Yes

RiverSource Global Series, Inc.	10/28/88		Corporation	MN	10/31

Columbia Absolute Return Currency and Income Fund		6/15/06				Yes

Columbia Emerging Markets Bond Fund		2/16/06				No

Columbia Global Bond Fund		3/20/89				No

Columbia Emerging Markets Opportunity Fund(4),(5),(11),(19)		11/13/96				Yes

Columbia Global Equity Fund(5),(6),(11)		5/29/90				Yes

Columbia Global Extended Alpha Fund		8/1/08				Yes

Threadneedle Global Equity Income Fund		8/1/08				Yes

RiverSource Government Income Series, Inc.	3/12/85		Corporation	MN	5/31

Columbia U.S. Government Mortgage Fund		2/14/02				Yes

RiverSource Short Duration U.S. Government Fund(3)		8/19/85				Yes

Columbia Government Money Market Fund, Inc.(17)	6/29/76	1/31/77	Corporation	MD	12/31	Yes

RiverSource High Yield Income Series, Inc.	8/17/83		Corporation	MN	5/31

Columbia High Yield Bond Fund(3)		12/8/83				Yes

RiverSource Income Series, Inc.	2/10/45; 4/8/86(1)		Corporation	NV/MN	1/31(7)

Columbia Income Builder Fund(19)		2/16/06				Yes

Columbia Income Builder Fund II(19)		2/16/06				Yes

Columbia Income Builder Fund III(19)		2/16/06				Yes

RiverSource International Managers Series, Inc.(2)	5/9/01		Corporation	MN	10/31

Columbia Multi-Advisor International Value Fund(11),(19)		9/28/01				Yes

RiverSource Partners International Select Growth Fund(11)		9/28/01				Yes

RiverSource Partners International Small Cap Fund(11)		10/3/02				Yes

Statement of Additional Information – Oct. 29, 2010

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End	Diversified**
RiverSource International Series, Inc.(2)	7/18/84		Corporation	MN	10/31

Columbia Asia Pacific ex-Japan Fund(19)		7/15/09				Yes

Columbia European Equity Fund(5),(11)		6/26/00				Yes

RiverSource Disciplined International Equity Fund		5/18/06				Yes

Threadneedle International Opportunity Fund(4),(5),(11)		11/15/84				Yes

RiverSource Investment Series, Inc.	1/18/40; 4/8/86(1)		Corporation	NV/MN	9/30

Columbia Diversified Equity Income Fund		10/15/90				Yes

Columbia Large Quantitative Growth Fund(19)		5/17/07				Yes

Columbia Large Quantitative Value Fund(19)		8/1/08				Yes

Columbia Mid Cap Value Opportunity Fund(19)		2/14/02				Yes

RiverSource Balanced Fund(4)		4/16/40				Yes

RiverSource Large Cap Series, Inc.(2)	5/21/70, 4/8/86(1)		Corporation	NV/MN	7/31

Columbia Large Core Quantitative Fund(4),(19)		4/24/03				Yes

RiverSource Managers Series, Inc.(2)	3/20/01		Corporation	MN	5/31

Columbia Multi-Advisor Small Cap Value Fund(11),(19)		6/18/01				Yes

RiverSource Partners Fundamental Value Fund(11)		6/18/01				Yes

RiverSource Market Advantage Series, Inc.	8/25/89		Corporation	MN	1/31

Columbia Portfolio Builder Conservative Fund		3/4/04				Yes

Columbia Portfolio Builder Moderate Conservative Fund		3/4/04				Yes

Columbia Portfolio Builder Moderate Fund		3/4/04				Yes

Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04				Yes

Columbia Portfolio Builder Aggressive Fund		3/4/04				Yes

Columbia Portfolio Builder Total Equity Fund		3/4/04				Yes

RiverSource S&P 500 Index Fund		10/25/99				Yes

RiverSource Small Company Index Fund		8/19/96				Yes

RiverSource Money Market Series, Inc.	8/22/75; 4/8/86(1)		Corporation	NV/MN	7/31

Columbia Money Market Fund(19)		10/6/75				Yes

RiverSource Sector Series, Inc.	3/25/88		Corporation	MN	6/30

Columbia Dividend Opportunity Fund(8)		8/1/88				Yes

RiverSource Real Estate Fund		3/4/04				No

RiverSource Selected Series, Inc.	10/5/84		Corporation	MN	3/31

RiverSource Precious Metals and Mining Fund(9)		4/22/85				No

RiverSource Series Trust(14)	1/27/06		Business Trust	MA	4/30

Columbia 120/20 Contrarian Equity Fund		10/18/07				Yes

Columbia Marsico Flexible Capital Fund		9/28/10				No

Columbia Recovery and Infrastructure Fund		2/19/09				No

Columbia Retirement Plus 2010 Fund		5/18/06				Yes

Columbia Retirement Plus 2015 Fund		5/18/06				Yes

Columbia Retirement Plus 2020 Fund		5/18/06				Yes

Columbia Retirement Plus 2025 Fund		5/18/06				Yes

Columbia Retirement Plus 2030 Fund		5/18/06				Yes

Columbia Retirement Plus 2035 Fund		5/18/06				Yes

Columbia Retirement Plus 2040 Fund		5/18/06				Yes

Columbia Retirement Plus 2045 Fund		5/18/06				Yes

RiverSource Short Term Investments Series, Inc.(15)	4/23/68, 4/8/86(1)		Corporation	NV/MN	7/31

Columbia Short-Term Cash Fund		9/26/06				Yes

RiverSource Special Tax-Exempt Series Trust	4/7/86		Business Trust	MA	8/31(10)

Statement of Additional Information – Oct. 29, 2010

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End	Diversified**
Columbia Minnesota Tax-Exempt Fund		8/18/86				No

RiverSource New York Tax-Exempt Fund		8/18/86				No

RiverSource Strategic Allocation Series, Inc.(2)	10/9/84		Corporation	MN	9/30

Columbia Strategic Allocation Fund(4)		1/23/85				Yes

RiverSource Strategic Income Allocation Fund		5/17/07				Yes

RiverSource Strategy Series, Inc.	1/24/84		Corporation	MN	3/31

Columbia Equity Value Fund		5/14/84				Yes

RiverSource Tax-Exempt Income Series, Inc.(2)	12/21/78; 4/8/86(1)		Corporation	NV/MN	11/30

RiverSource Tax-Exempt High Income Fund(4)		5/7/79				Yes

RiverSource Tax-Exempt Series, Inc.	9/30/76, 4/8/86(1)		Corporation	NV/MN	11/30

Columbia AMT-Free Tax-Exempt Bond Fund(19)		11/24/76				Yes

RiverSource Intermediate Tax-Exempt Fund		11/13/96				Yes

RiverSource Variable Series Trust(12)	9/11/07		Business Trust	MA	12/31

Disciplined Asset Allocation Portfolios – Aggressive		5/1/08				Yes

Disciplined Asset Allocation Portfolios – Conservative		5/1/08				Yes

Disciplined Asset Allocation Portfolios – Moderate		5/1/08				Yes

Disciplined Asset Allocation Portfolios – Moderately Aggressive		5/1/08				Yes

Disciplined Asset Allocation Portfolios – Moderately Conservative		5/1/08				Yes

RiverSource Variable Portfolio – Balanced Fund(4)		4/30/86				Yes

RiverSource Variable Portfolio – Cash Management Fund		10/31/81				Yes

RiverSource Variable Portfolio – Core Equity Fund		9/10/04				Yes

RiverSource Variable Portfolio – Diversified Bond Fund(3)		10/13/81				Yes

RiverSource Variable Portfolio – Diversified Equity Income Fund		9/15/99				Yes

RiverSource Variable Portfolio – Dynamic Equity Fund(5),(16)		10/13/81				Yes

RiverSource Variable Portfolio – Global Bond Fund		5/1/96				No

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund(13)		9/13/04				No

RiverSource Variable Portfolio – High Yield Bond Fund(3)		5/1/96				Yes

RiverSource Variable Portfolio – Income Opportunities Fund		6/1/04				Yes

RiverSource Variable Portfolio – Mid Cap Growth Fund(4)		5/1/01				Yes

RiverSource Variable Portfolio – Mid Cap Value Fund		5/2/05				Yes

RiverSource Variable Portfolio – S&P 500 Index Fund		5/1/00				Yes

RiverSource Variable Portfolio – Short Duration U.S. Government Fund(3)		9/15/99				Yes

Seligman Variable Portfolio – Growth Fund(16)		9/15/99				Yes

Seligman Variable Portfolio – Larger-Cap Value Fund(16)		02/4/04				Yes

Seligman Variable Portfolio – Smaller-Cap Value Fund(16)		9/15/99				Yes

Threadneedle Variable Portfolio – Emerging Markets Fund(4),(5),(11)		5/1/00				Yes

Threadneedle Variable Portfolio – International Opportunity Fund(4),(5),(11)		1/13/92				Yes

Variable Portfolio — Aggressive Portfolio		4/14/10				Yes

Variable Portfolio — AllianceBernstein International Value Fund		4/14/10				Yes

Variable Portfolio — American Century Diversified Bond Fund		4/14/10				Yes

Variable Portfolio — American Century Growth Fund		4/14/10				Yes

Variable Portfolio — Columbia Wanger International Equities Fund		4/14/10				Yes

Variable Portfolio — Columbia Wanger U.S. Equities Fund		4/14/10				Yes

Variable Portfolio — Conservative Portfolio		4/14/10				Yes

Variable Portfolio — Davis New York Venture Fund(11), (18)		5/1/06				Yes

Statement of Additional Information – Oct. 29, 2010

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End	Diversified**
Variable Portfolio — Eaton Vance Floating-Rate Income Fund		4/14/10				Yes

Variable Portfolio — Goldman Sachs Mid Cap Value Fund(11), (18)		2/4/04				Yes

Variable Portfolio — Invesco International Growth Fund		4/14/10				Yes

Variable Portfolio — J.P. Morgan Core Bond Fund		4/14/10				Yes

Variable Portfolio — Jennison Mid Cap Growth Fund		4/14/10				Yes

Variable Portfolio — Marsico Growth Fund		4/14/10				Yes

Variable Portfolio — MFS Value Fund		4/14/10				Yes

Variable Portfolio — Moderate Portfolio		4/14/10				Yes

Variable Portfolio — Moderately Aggressive Portfolio		4/14/10				Yes

Variable Portfolio — Moderately Conservative Portfolio		4/14/10				Yes

Variable Portfolio — Mondrian International Small Cap Fund		4/14/10				Yes

Variable Portfolio — Morgan Stanley Global Real Estate Fund		4/14/10				No

Variable Portfolio — NFJ Dividend Value Fund		4/14/10				Yes

Variable Portfolio — Partners Small Cap Growth Fund		4/14/10				Yes

Variable Portfolio — Partners Small Cap Value Fund(11), (18)		8/14/01				Yes

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund		4/14/10				Yes

Variable Portfolio — Pyramis International Equity Fund		4/14/10				Yes

Variable Portfolio — UBS Large Cap Growth Fund		4/14/10				Yes

Variable Portfolio — Wells Fargo Short Duration Government Fund		4/14/10				Yes

Seligman Capital Fund, Inc.	10/21/68	10/9/69	Corporation	MD	12/31	Yes

Seligman Global Fund Series, Inc.	11/22/91		Corporation	MD	10/31

Columbia Seligman Global Technology Fund(19)		5/23/94				Yes

Seligman Growth Fund, Inc.	1/26/37	4/1/37	Corporation	MD	12/31	Yes

Seligman LaSalle Real Estate Fund Series, Inc.	5/30/03		Corporation	MD	12/31

RiverSource LaSalle Global Real Estate Fund(17)		12/29/06				No

RiverSource LaSalle Monthly Dividend Real Estate Fund(17)		7/16/03				Yes

Seligman Municipal Fund Series, Inc.	8/8/83		Corporation	MD	9/30

Seligman National Municipal Class		12/31/83				Yes

Seligman Minnesota Municipal Class		12/30/83				No

Seligman New York Municipal Class		1/3/84				No

Seligman Municipal Series Trust	7/25/84		Business Trust	MA	9/30

Seligman California Municipal High-Yield Series		11/20/84				No

Seligman California Municipal Quality Series		11/20/84				No

Seligman Portfolios, Inc.	7/1/87		Corporation	MD	12/31

Seligman Capital Portfolio		6/21/88				Yes

Seligman Common Stock Portfolio		6/21/88				Yes

Seligman Communications and Information Portfolio		10/11/94				Yes

Seligman Global Technology Portfolio		5/1/96				Yes

Seligman International Growth Portfolio		5/3/93				Yes

Seligman Investment Grade Fixed Income Portfolio		6/21/88				Yes

Seligman Large-Cap Value Portfolio		5/1/98				Yes

Seligman Smaller-Cap Value Portfolio		5/1/98				Yes

Seligman TargetHorizon ETF Portfolios, Inc.	7/6/05		Corporation	MD	9/30

Seligman TargETFund 2015		10/3/05				Yes

Seligman TargETFund 2025		10/3/05				Yes

Seligman TargETFund 2035		10/2/06				Yes

Seligman TargETFund 2045		10/2/06				Yes

Statement of Additional Information – Oct. 29, 2010

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End	Diversified**
Seligman TargETFund Core		10/3/05				Yes

Seligman Value Fund Series, Inc.	1/27/97		Corporation	MD	12/31

Columbia Select Large-Cap Value Fund(19)		4/25/97				Yes

Columbia Select Smaller-Cap Value Fund(19)		4/25/97				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.

**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

(1)	Date merged into a Minnesota corporation incorporated on April 8, 1986.

(2)	Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

(3)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio – Bond Fund changed its name to Variable Portfolio – Diversified Bond Fund, Variable Portfolio – Extra Income Fund changed its name to Variable Portfolio – High Yield Bond Fund and Variable Portfolio – Federal Income Fund changed its name to Variable Portfolio – Short Duration U.S. Government Fund.

(4)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio – Equity Select Fund changed its name to Variable Portfolio – Mid Cap Growth Fund, Variable Portfolio – Threadneedle Emerging Markets Fund changed its name to Variable Portfolio – Emerging Markets Fund, Variable Portfolio – Threadneedle International Fund changed its name to Variable Portfolio – International Opportunity Fund, and Variable Portfolio – Managed Fund changed its name to Variable Portfolio – Balanced Fund.

(5)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio – Capital Resource Fund changed its name to Variable Portfolio – Large Cap Equity Fund, Variable Portfolio – Emerging Markets Fund changed its name to Variable Portfolio – Threadneedle Emerging Markets Fund and Variable Portfolio – International Fund changed its name to Variable Portfolio – Threadneedle International Fund.

(6)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

(7)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

(8)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

(9)	Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

(10)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

(11)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio – Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio – Fundamental Value Fund; RiverSource Variable Portfolio – Select Value Fund changed its name to RiverSource Partners Variable Portfolio – Select Value Fund; and RiverSource Variable Portfolio – Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio – Small Cap Value Fund.

(12)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

(13)	Effective June 8, 2005, Variable Portfolio – Inflation Protected Securities Fund changed its name to Variable Portfolio – Global Inflation Protected Securities Fund.

(14)	Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.

(15)	Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.

(16)	Effective May 1, 2009, RiverSource Variable Portfolio – Growth Fund changed its name to Seligman Variable Portfolio – Growth Fund, RiverSource Variable Portfolio – Large Cap Equity Fund changed its name to RiverSource Variable Portfolio – Dynamic Equity Fund, RiverSource Variable Portfolio – Large Cap Value Fund changed its name to Seligman Variable Portfolio – Larger-Cap Value Fund, and RiverSource Variable Portfolio – Small Cap Advantage Fund changed its name to Seligman Variable Portfolio – Smaller-Cap Value Fund.

(17)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.

(18)	Effective May 1, 2010, RiverSource Partners Variable Portfolio – Fundamental Value Fund changed its name to Variable Portfolio – Davis New York Venture Fund; RiverSource Partners Variable Portfolio – Select Value Fund changed its name to Variable Portfolio – Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio – Small Cap Value Fund changed its name to Variable Portfolio – Partners Small Cap Value Fund.

(19)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Income Builder Moderate Income Builder Fund changed its name to Columbia Income Builder Fund II; RiverSource Income Builder Enhanced Fund changed its name to Columbia Income Builder Fund III; RiverSource

Statement of Additional Information – Oct. 29, 2010

Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.

Statement of Additional Information – Oct. 29, 2010

Board Members and Officers

Shareholders elect a Board that oversees a fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund’s Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders’ meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the “Seligman Acquisition”). In connection with the Seligman Acquisition, Messrs. Leroy C. Richie and John F. Maher, who were members of the Seligman funds’ Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors to twelve for all funds.

Table 26. Board Members

Independent Board Members*

	Position held		Other present or
	with funds and	Principal occupation	past directorships	Committee
Name, address, age	length of service	during past five years	(within past 5 years)	memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 1/5/99	Chair, RiverSource and Threadneedle funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None	Board Governance, Compliance, Executive, Investment Review, Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 11/1/05	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; Hapoalim Securities USA, Inc.	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Statement of Additional Information – Oct. 29, 2010

	Position held		Other present or
	with funds and	Principal occupation	past directorships	Committee
Name, address, age	length of service	during past five years	(within past 5 years)	memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

*	Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. because he serves as an independent director of a broker-dealer that has executed transactions for a subadviser to this fund.

Board Member Affiliated with the Investment Manager*

Position held
	with funds and	Principal occupation	Other present or past directorships	Committee
Name, address, age	length of service	during past five years	(within past 5 years)	memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – Oct. 29, 2010

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds’ other officers are:

Table 27. Fund Officers

Position held
	with funds and	Principal occupation
Name, address, age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 - January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 - April 2010; Treasurer, Columbia Funds, October 2003 - May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 - December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 - October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President – Asset Management and Trust Company Services, 2006–2009 and Vice President – Operations and Compliance, 2004-2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Treasurer since 7/10/02	Chief Financial Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010 and Vice President – Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 – April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 – April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Statement of Additional Information – Oct. 29, 2010

Position held
	with funds and	Principal occupation
Name, address, age	length of service	during past five years
Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 - April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 - May 2005

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President – Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008;

Responsibilities of Board with respect to fund management
The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds’ service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not “interested persons” of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.

Statement of Additional Information – Oct. 29, 2010

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included above in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND — 2010
Audit
		For Profit;	Non-Profit;						Committee;
		CIO/CFO;	Government;		Legal;			Distribution;	Financial
Name	Geographic	CEO/COO	CEO	Investment	Regulatory	Political	Academic	Marketing	Expert
Blatz	MN		X		X	X

Carlson	MN		X			X

Carlton	NY			X	X				X

Flynn	MA						X

Jones	MD				X				X

Laikind	NY	X		X				X	X

Lewis	MN		X				X

Maher	CT	X		X					X

Paglia	NY	X		X					X

Richie	MI	X			X

Taunton-Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider.

Compliance Committee — Supports the funds’ maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the funds’ CCO to meet with Independent Directors on a regular basis to discuss compliance matters.

Statement of Additional Information – Oct. 29, 2010

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee — Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

Executive Committee — Acts for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds’ financial statements and independent audits as well as the funds’ compliance with legal and regulatory requirements relating to the funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 28. Committee Meetings

	Board					Investment
	Governance	Compliance	Contracts	Distribution	Executive	Review	Audit
Fiscal Period	Committee	Committee	Committee	Committee	Committee	Committee	Committee
For funds with fiscal period ending January 31	5	5	6	4	2	6	6

For funds with fiscal period ending March 31	5	5	6	4	1	5	6

For funds with fiscal period ending April 30	5	5	6	3	0	5	6

For funds with fiscal period ending May 31	5	5	6	3	0	5	6

For funds with fiscal period ending June 30	5	5	6	2	0	5	6

For funds with fiscal period ending July 31	5	5	6	2	0	5	6

For funds with fiscal period ending August 31	5	5	6	2	0	5	7

For funds with fiscal period ending September 30	5	5	6	4	4	6	6

For funds with fiscal period ending October 31	5	5	6	4	3	6	6

For funds with fiscal period ending November 30	5	5	6	4	3	6	6

For funds with fiscal period ending December 31	5	5	6	4	2	6	6

Statement of Additional Information – Oct. 29, 2010

BOARD MEMBER HOLDINGS

The following table shows the Board members’ dollar range of equity securities beneficially owned on Dec. 31, 2009 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

Table 29. Board Member Holdings

Based on net asset values as of Dec. 31, 2009:

Aggregate dollar range
of equity securities
of all Funds overseen by
Board Member	Fund	Dollar range of equity securities in the fund	Board Member
Kathleen Blatz	Columbia Absolute Return Currency and Income	$50,001-$100,000	Over $100,000

	Columbia Dividend Opportunity	Over $100,000

	Columbia Income Opportunities Fund	$10,001-$50,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	RiverSource Partners Small Cap Growth	$10,001-$50,000

	Columbia Multi-Advisor Small Cap Value	$10,001-$50,000

	RiverSource Precious Metals and Mining	$10,001-$50,000

	RiverSource Real Estate	$50,001-$100,000

	Columbia Strategic Allocation	Over $100,000

	Columbia Seligman Communication and Information Fund	$10,001-$50,000

	Seligman National Municipal Fund	$1-$10,000

	Columbia Emerging Markets Opportunity	$10,001-$50,000

	Threadneedle International Opportunity	Over $100,000

	Tri-Continental Corporation	$1-$10,000

Arne Carlson	Columbia Money Market	Over $100,000	Over $100,000

	Columbia Dividend Opportunity	$10,001-$50,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	Columbia Portfolio Builder Moderate	$10,001-$50,000

	Columbia Recovery and Infrastructure	$1-$10,000

	RiverSource Short Duration U.S. Government	$1-$10,000

	Columbia Seligman Communications and Information	$10,001-$50,000

	Seligman National Municipal Class	$1-$10,000

	Columbia Emerging Markets Opportunity	$10,001-$50,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Oct. 29, 2010

Aggregate dollar range
of equity securities
of all Funds overseen by
Board Member	Fund	Dollar range of equity securities in the fund	Board Member
Pamela Carlton	Columbia Absolute Return Currency and Income	$1-$10,000	Over $100,000**

	Columbia Money Market	$1-$10,000

	Columbia Diversified Equity Income	$10,001-$50,000

	Columbia Floating Rate*	$50,001-$100,000

	RiverSource Short Duration U.S. Government	$50,001-$100,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	Seligman National Municipal Class	$1-$10,000

	Columbia Emerging Markets Opportunity	$1-$10,000

	Columbia Global Equity	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Patricia M. Flynn	Columbia Portfolio Builder Moderately Aggressive*	$50,001-$100,000	Over $100,000*

	Columbia Money Market*	$10,001-$50,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	Columbia Strategic Allocation*	Over $100,000

	Seligman Growth*	$50,000-$100,000

	Threadneedle International Opportunity*	$50,001-$100,000

	Tri-Continental Corporation	$10,001-$50,000

Anne P. Jones	Columbia Large Core Quantitative	$10,001-$50,000	Over $100,000

	Columbia Diversified Bond	$10,001-$50,000

	Columbia Diversified Equity Income	$10,001-$50,000

	Columbia Global Bond	Over $100,000

	Columbia High Yield Bond	Over $100,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	RiverSource Short Duration U.S. Government	Over $100,000

	RiverSource Small Company Index	Over $100,000

	Columbia Strategic Allocation	$50,001-$100,000

	Seligman Growth	$10,001-$50,000
	Seligman National Municipal Class	$1-$10,000

	Columbia Global Equity	$10,001-$50,000

	Tri-Continental Corporation	$1-$10,000

Jeffrey Laikind	Columbia 120/20 Contrarian Equity	$50,001-$100,000	Over $100,000

	Columbia Money Market	Over $100,000

	Columbia Dividend Opportunity	$50,001-$100,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	Seligman National Municipal Class	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Oct. 29, 2010

Aggregate dollar range
of equity securities
of all Funds overseen by
Board Member	Fund	Dollar range of equity securities in the fund	Board Member
Stephen R. Lewis, Jr.	Columbia 120/20 Contrarian Equity	$10,001-$50,000	Over $100,000**

	Columbia Absolute Return Currency and Income*	$10,001-$50,000

	Columbia Money Market*	$10,001-$50,000

	Columbia Diversified Bond*	$50,001-$100,000

	Columbia Diversified Equity Income*	Over $100,000

	Columbia Dividend Opportunity	$10,001-$50,000

	Columbia Emerging Markets Bond	$10,001-$50,000

	Columbia Global Bond	$10,001-$50,000

	Columbia Large Growth Quantitative*	$10,001-$50,000

	Columbia Mid Cap Growth Opportunity	$10,001-$50,000

	Columbia Strategic Allocation	$10,001-$50,000

	Columbia Seligman Communications and Information*	Over $100,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	Seligman National Municipal Class	$1-$10,000

	Columbia Emerging Markets Opportunity*	$50,001-$100,000

	Threadneedle Global Equity Income	$10,001-$50,000

	Threadneedle International Opportunity*	$50,001-$100,000

	Tri-Continental Corporation	$1-$10,000

John F. Maher	Columbia Money Market	$10,001-$50,000	Over $100,000**

	RiverSource LaSalle International Real Estate	$1-$10,000

	Columbia Seligman Communications and Information*	Over $100,000

	Seligman National Municipal Class	$10,001-$50,000

	Tri-Continental Corporation	$50,001-$100,000

Catherine James Paglia	Columbia Money Market*	$10,001-$50,000	Over $100,000**

	Columbia Floating Rate*	Over $100,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Oct. 29, 2010

Aggregate dollar range
of equity securities
of all Funds overseen by
Board Member	Fund	Dollar range of equity securities in the fund	Board Member
Leroy C. Richie	RiverSource Balanced	$1-$10,000	Over $100,000

	Columbia Large Core Quantitative	$1-$10,000

	Columbia Diversified Bond	$1-$10,000

	Columbia High Yield Bond	$1-$10,000

	RiverSource LaSalle International Real Estate	$1-$10,000

	RiverSource Partners International Select Growth	$1-$10,000

	RiverSource Short Duration U.S. Government	$1-$10,000

	Seligman Capital	$1-$10,000

	Columbia Seligman Communications and Information	$1-$10,000

	Columbia Frontier	$1-$10,000

	Columbia Seligman Global Technology	$1-$10,000

	Seligman Growth	$1-$10,000

	Columbia Select Large-Cap Value	$1-$10,000

	Seligman National Municipal Class	$1-$10,000

	Columbia Select Smaller-Cap Value	$1-$10,000

	Columbia Emerging Markets Opportunity	$1-$10,000

	Columbia Global Equity	$1-$10,000

	Tri-Continental Corporation	Over $100,000

Alison Taunton-Rigby	Columbia 120/20 Contrarian Equity	$10,001-$50,000	Over $100,000

	Columbia Absolute Return Currency and Income	$50,001-$100,000

	Columbia Diversified Equity Income	$10,001-$50,000

	Columbia Income Builder Fund III	Over 100,000

	Columbia Mid Cap Value Opportunity	$50,001-$100,000

	RiverSource Partners International Select Growth	$50,001-$100,000

	Columbia Multi-Advisor Small Cap Value	$50,001-$100,000

	Columbia Strategic Allocation	$50,001-$100,000

	Columbia Seligman Communications and Information	$50,001-$100,000

	Seligman Growth	$50,001-$100,000

	Seligman LaSalle International Real Estate	$1-$10,000

	Seligman National Municipal Class	$1-$10,000

	Columbia Emerging Markets Opportunity	$50,001-$100,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Oct. 29, 2010

Aggregate dollar range
of equity securities
of all Funds overseen by
Board Member	Fund	Dollar range of equity securities in the fund	Board Member
Ted Truscott	Columbia 120/20 Contrarian Equity	$50,001-$100,000	Over $100,000

	Columbia Absolute Return Currency and Income	$50,001-$100,000

	Columbia Large Core Quantitative	Over $100,000

	RiverSource Disciplined International Equity	Over $100,000

	Columbia Large Growth Quantitative	$50,001-$100,000

	Columbia Large Value Quantitative	$50,001-$100,000

	RiverSource Disciplined Small and Mid Cap Equity	$10,001-$50,000

	Columbia Diversified Bond	Over $100,000

	Columbia Diversified Equity Income	$1-$10,000

	Columbia Dividend Opportunity	$10,001-$50,000

	Columbia Emerging Markets Bond	$10,001-$50,000

	Columbia Global Bond	Over $100,000

	Columbia High Yield Bond	Over $100,000

	Columbia Income Opportunities	$50,001- $100,000

	Columbia Inflation Protected Securities	$10,001-$50,000

	Columbia Limited Duration Credit	Over $100,000

	Columbia Mid Cap Value Opportunity	$50,001-$100,000

	RiverSource Partners International Select Growth	Over $100,000

	Columbia Multi-Advisor International Value	$10,001-$50,000

	Columbia Portfolio Builder Moderate Aggressive	$50,001-$100,000

	Columbia Retirement Plus 2035	$10,001-$50,000

	Columbia Strategic Allocation	Over $100,000

	RiverSource Strategic Income Allocation	Over $100,000

	Columbia Seligman Communications and Information	$10,001-$50,000

	Columbia Seligman Global Technology	$10,001-$50,000

	Seligman Growth	Over $100,000

	Seligman LaSalle International Real Estate	$1-$10,000

	Seligman National Municipal Class	$1-$10,000

	Columbia Seligman Premium Technology Growth	$10,001-$50,000

	Columbia Emerging Markets Opportunity	$10,001-$50,000

	Columbia Global Equity	Over $100,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Oct. 29, 2010

*	Deferred compensation invested in share equivalents:

A. Carlton	Columbia Money Market	$1-$10,000
	Columbia Floating Rate	$50,001-$100,000
B. Flynn	Columbia Portfolio Builder Moderately Aggressive	$50,001-$100,000
	Columbia Money Market	$1-$10,000
	Seligman Growth	$50,001-$100,000
	Threadneedle International Opportunity	$10,001-$50,000
C. Lewis	Columbia Money Market	$10,001-$50,000
	Columbia Diversified Bond	$1-$10,000
	Columbia Absolute Return Currency and Income	$10,001-$50,000
	Columbia Large Growth Quantitative	$10,001-$50,000
	Columbia Diversified Equity Income	$50,001-$100,000
	Columbia Emerging Markets Opportunity	$50,001-$100,000
	Columbia Seligman Communications and Information	$50,001-$100,000
	Threadneedle International Opportunity	$50,001-$100,000
D. Maher	Columbia Money Market	$10,001-$50,000
	Columbia Seligman Communications and Information	Over $100,000
E. Paglia	Columbia Money Market	$10,001-$50,000
	Columbia Floating Rate	Over $100,000

**	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned 3.79% of Columbia Retirement Plus 2035 Fund Class A, 1.08% of RiverSource Disciplined International Equity Fund Class A and 1.66% of Columbia 120/20 Contrarian Equity Fund Class A. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia, RiverSource, Seligman or Threadneedle fund.

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

Table 30. Board Member Compensation – All Funds

	Total Cash Compensation from
Board member(a)	Funds Paid to Board member
Kathleen Blatz	$194,765

Arne H. Carlson	210,399

Pamela G. Carlton	187,265	(b)

Patricia M. Flynn	200,994	(b)

Anne P. Jones	197,265

Jeffrey Laikind	200,566	(b)

Stephen R. Lewis, Jr.	391,959	(b)

John F. Maher	200,000	(b)

Catherine James Paglia	197,265

Leroy Richie	189,765

Alison Taunton-Rigby	189,765

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Ms. Carlton, Ms. Flynn, Mr. Laikind, Mr. Lewis and Mr. Maher elected to defer a portion of the total cash compensation payable during the period in the amount of $24,667, $92,667, $107,500, $77,333, and $200,000, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals’ advice and counsel are in demand

Statement of Additional Information – Oct. 29, 2010

by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Directors, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members will be paid an annual retainer of $125,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Board Directors are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Directors are not paid for special meetings conducted by telephone. In 2010, the Board’s Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource, Seligman or Threadneedle funds in the Fund Family and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 31. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Rigby
For funds with fiscal period ending January 31

Columbia Income Builder Fund	*	*	*	*	*	*	*	*	*	*	*

Columbia Income Builder Fund II	*	*	*	*	*	*	*	*	*	*	*

Columbia Income Builder Fund III	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Aggressive	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Conservative	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Moderate	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Moderate Aggressive	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Moderate Conservative	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Total Equity	*	*	*	*	*	*	*	*	*	*	*

RiverSource S&P 500 Index — total	$294	$303	$273	$282	$295	$273	$677	$265	$303	$282	$282
Amount deferred	0	0	96	91	0	25	105	265	0	0	0

RiverSource Small Company Index — total	928	954	862	887	928	862	2,129	834	954	887	887
Amount deferred	0	0	302	287	0	80	329	834	0	0	0

For funds with fiscal period ending March 31

Columbia Equity Value — total	1,720	1,744	1,604	1,653	1,744	1,604	3,776	1,561	1,744	1,629	1,629
Amount deferred	0	0	463	595	0	336	618	1,561	0	0	0

RiverSource Precious Metals and Mining — total	354	359	330	339	359	330	776	321	358	335	335
Amount deferred	0	0	96	122	0	68	127	321	0	0	0

Statement of Additional Information – Oct. 29, 2010

Aggregate Compensation from Fund
Taunton-
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Rigby
For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity — total	$103	$104	$97	$100	$104	$97	$221	$95	$104	$99	$99
Amount deferred	0	0	24	38	0	29	37	95	0	0	0

Columbia Recovery and Infrastructure — total	912	929	869	903	929	869	1,880	853	929	886	886
Amount deferred	0	0	170	366	0	333	326	853	0	0	0

Columbia Retirement Plus 2010	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2015	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2020	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2025	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2030	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2035	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2040	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2045	*	*	*	*	*	*	*	*	*	*	*

For funds with fiscal period ending May 31

Columbia High Yield Bond — total	4,436	4,626	4,212	4,374	4,495	4,212	9,268	4,114	4,495	4,271	4,271
Amount deferred	0	0	890	1,720	0	1,490	1,594	4,114	0	0	0

Columbia Multi-Advisor Small Cap Value — total	980	1,025	931	968	993	931	2,038	907	993	944	945
Amount deferred	0	0	196	381	0	330	350	907	0	0	0

Columbia U.S. Government Mortgage — total	664	687	625	643	671	625	1,398	604	671	632	631
Amount deferred	0	0	160	239	0	170	233	604	0	0	0

RiverSource Partners Fundamental Value — total	1,495	1,556	1,417	1,469	1,514	1,417	3,115	1,378	1,514	1,436	1,436
Amount deferred	0	0	314	570	0	474	532	1,378	0	0	0

RiverSource Short Duration U.S. Government — total	1,779	1,847	1,684	1,742	1,801	1,684	3,725	1,636	1,801	1,705	1,705
Amount deferred	0	0	384	672	0	544	633	1,636	0	0	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity — total	3,054	3,178	2,932	3,104	3,095	3,062	6,388	3,025	3,095	2,974	2,974
Amount deferred	0	0	534	1,327	0	1,329	1,167	3,025	0	0	0

RiverSource Real Estate — total	424	444	408	435	430	430	884	427	430	414	414
Amount deferred	0	0	69	190	0	199	164	427	0	0	0

For funds with fiscal period ending July 31

Columbia Floating Rate — total	1,013	1,076	972	1,032	1,027	1,017	2,116	1,011	1,027	986	986
Amount deferred	0	0	151	454	0	490	395	1,011	0	0	0

Columbia Income Opportunities — total	1,838	1,952	1,764	1,869	1,862	1,847	3,812	1,832	1,862	1,789	1,789
Amount deferred	0	0	271	826	0	898	714	1,832	0	0	0

Columbia Inflation Protected Securities — total	1,632	1,733	1,566	1,658	1,653	1,639	3,404	1,625	1,653	1,588	1,588
Amount deferred	0	0	244	731	0	790	636	1,625	0	0	0

Columbia Large Core Quantitative — total	10,069	10,674	9,637	10,207	10,203	10,076	20,381	10,019	10,203	9,771	9,771
Amount deferred	0	0	1,502	4,494	0	4,851	3,824	10,019	0	0	0

Columbia Limited Duration Credit — total	1,151	1,233	1,111	1,184	1,168	1,170	2,359	1,158	1,168	1,128	1,128
Amount deferred	0	0	145	539	0	620	453	1,158	0	0	0

Columbia Money Market — total	7,280	7,694	6,974	7,354	7,370	7,272	15,303	7,219	7,370	7,063	7,063
Amount deferred	0	0	1,162	3,195	0	3,350	2,824	7,219	0	0	0

Statement of Additional Information – Oct. 29, 2010

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Rigby
RiverSource Disciplined Small and Mid Cap Equity — total	$340	$363	$327	$348	$345	$344	$706	$342	$345	$331	$331
Amount deferred	0	0	50	154	0	169	133	342	0	0	0

RiverSource Disciplined Small Cap Value — total	123	131	119	126	125	125	254	124	125	120	120
Amount deferred	0	0	17	56	0	62	48	124	0	0	0

For funds with fiscal period ending August 31

Columbia Diversified Bond — total	10,872	11,740	10,452	11,219	11,014	11,180	21,928	11,153	11,014	10,593	10,593
Amount deferred	0	0	1,384	5,161	0	5,973	4,319	11,153	0	0	0

Columbia Minnesota Tax-Exempt — total	827	891	794	851	837	847	1,665	845	838	804	804
Amount deferred	0	0	108	389	0	445	326	845	0	0	0

RiverSource California Tax-Exempt — total	389	417	373	398	394	396	782	395	394	377	377
Amount deferred	0	0	54	180	0	203	152	395	0	0	0

RiverSource New York Tax-Exempt — total	135	145	129	138	136	137	271	137	136	131	131
Amount deferred	0	0	18	63	0	71	53	137	0	0	0

For funds with fiscal period ending September 30

Columbia Diversified Equity Income — total	11,145	11,437	10,376	10,768	11,145	10,376	24,962	7,460	11,656	9,314	10,667
Amount deferred	0	0	2,800	3,875	0	0	3,806	6,697	3,540	0	0

Columbia Large Growth Quantitative — total	952	977	883	913	952	882	2,194	730	988	850	908
Amount deferred	0	0	291	304	0	0	332	691	163	0	0

Columbia Large Value Quantitative — total	330	339	305	315	330	305	770	277	341	308	314
Amount deferred	0	0	116	97	0	0	116	273	18	0	0

Columbia Mid Cap Value Opportunity — total	4,836	4,960	4,498	4,664	4,836	4,498	10,838	3,287	5,051	4,070	4,622
Amount deferred	0	0	1,242	1,665	0	0	1,651	2,970	1,461	0	0

Columbia Strategic Allocation — total	3,493	3,591	3,253	3,382	3,493	3,253	7,846	2,335	3,661	2,928	3,350
Amount deferred	0	0	873	1,219	0	0	1,197	2,091	1,124	0	0

RiverSource Balanced — total	1,543	1,585	1,436	1,491	1,543	1,436	3,469	1,042	1,614	1,297	1,477
Amount deferred	0	0	392	534	0	0	529	940	477	0	0

RiverSource Strategic Income Allocation — total	544	559	505	523	544	506	1,238	397	567	475	520
Amount deferred	0	0	155	179	0	0	188	369	123	0	0

Seligman California Municipal High-Yield — total	86	89	79	75	86	80	194	74	73	82	82
Amount deferred	0	0	25	20	0	0	25	68	0	0	0

Seligman California Municipal Quality — total	101	105	93	88	101	94	228	87	86	97	97
Amount deferred	0	0	30	23	0	0	29	20	0	0	0

Seligman Minnesota Municipal — total	170	176	156	148	170	157	382	146	145	162	162
Amount deferred	0	0	50	39	0	0	0	134	0	0	0

Statement of Additional Information – Oct. 29, 2010

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Rigby
Seligman National Municipal — total	$625	$643	$582	$587	$624	$582	$1,494	$528	$615	$600	$600
Amount deferred	0	0	221	171	0	0	216	517	0	0	0

Seligman New York Municipal — total	187	194	173	165	187	173	425	162	164	179	179
Amount deferred	0	0	57	44	0	0	55	150	0	0	0

Seligman TargETFund 2015 — total	61	62	56	52	61	56	134	52	50	58	58
Amount deferred	0	0	17	14	0	0	16	47	0	0	0

Seligman TargETFund 2025 — total	69	71	64	60	69	64	154	59	58	66	66
Amount deferred	0	0	20	16	0	0	19	54	0	0	0

Seligman TargETFund 2035 — total	18	19	17	16	19	17	42	16	16	18	18
Amount deferred	0	0	0	0	0	0	5	15	0	0	0

Seligman TargETFund 2045 — total	10	10	9	8	10	9	23	9	9	10	10
Amount deferred	0	0	3	2	0	0	0	8	0	0	0

Seligman TargETFund Core — total	136	140	125	116	136	125	301	116	112	129	129
Amount deferred	0	0	39	30	0	0	37	105	0	0	0

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income — total	1,356	1,410	1,252	1,322	1,356	1,252	3,201	1,017	1,446	1,306	1,306
Amount deferred	0	0	366	459	0	0	490	891	364	0	0

Columbia Asia Pacific ex-Japan(a) — total	22	22	20	21	22	20	60	20	22	20	20
Amount deferred	0	0	8	6	0	0	9	20	0	0	0

Columbia Emerging Markets Bond — total	465	477	430	447	465	430	1,118	363	486	443	442
Amount deferred	0	0	137	150	0	0	170	330	94	0	0

Columbia Emerging Markets Opportunity — total	878	898	814	841	878	814	2,144	703	912	835	835
Amount deferred	0	0	275	276	0	0	325	656	137	0	0

Columbia European Equity — total	161	166	149	155	161	149	385	125	169	153	153
Amount deferred	0	0	47	52	0	0	59	113	34	0	0

Columbia Frontier — total	89	92	83	77	89	82	205	76	75	85	85
Amount deferred	0	0	26	20	0	0	26	70	0	0	0

Columbia Global Bond — total	1,293	1,329	1,196	1,246	1,293	1,196	3,068	970	1,361	1,232	1,232
Amount deferred	0	0	361	428	0	0	469	866	318	0	0

Columbia Global Equity — total	1,092	1,124	1,010	1,052	1,092	1,010	2,613	855	1,145	1,043	1,043
Amount deferred	0	0	325	352	0	0	398	780	213	0	0

Columbia Global Extended Alpha — total	16	16	14	15	16	15	38	12	16	15	15
Amount deferred	0	0	5	5	0	0	6	11	3	0	0

Columbia Multi-Advisor International Value — total	2,143	2,201	1,983	2,062	2,143	1,983	5,121	1,674	2,245	2,042	2,042
Amount deferred	0	0	633	693	0	0	780	1,518	432	0	0

Columbia Seligman Global Technology — total	673	691	622	595	672	622	1,581	583	594	640	640
Amount deferred	0	0	209	162	0	0	210	545	0	0	0

RiverSource Disciplined International Equity — total	908	931	840	873	908	840	2,166	699	951	863	863
Amount deferred	0	0	260	297	0	0	331	625	206	0	0

Statement of Additional Information – Oct. 29, 2010

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Rigby
RiverSource Partners International Select Growth — total	$903	$929	$836	$870	$903	$836	$2,159	$703	$947	$861	$861
Amount deferred	0	0	266	293	0	0	329	637	186	0	0

RiverSource Partners International Small Cap — total	124	128	115	120	124	115	299	98	130	119	119
Amount deferred	0	0	37	40	0	0	46	89	24	0	0

Threadneedle Global Equity Income — total	54	55	50	52	54	50	131	44	56	52	52
Amount deferred	0	0	17	17	0	0	20	41	7	0	0

Threadneedle International Opportunity — total	902	927	835	869	902	835	2,163	709	945	861	861
Amount deferred	0	0	268	291	0	0	329	642	178	0	0

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt
Bond — total	1,649	1,703	1,526	1,586	1,649	1,526	3,963	1,467	1,715	1,580	1,580
Amount deferred	0	0	560	499	0	0	599	1,353	126	0	0

Columbia Mid Cap
Growth Opportunity — total	1,441	1,479	1,332	1,375	1,441	1,332	3,423	1,277	1,489	1,370	1,370
Amount deferred	0	0	495	430	0	0	517	1,193	94	0	0

RiverSource Intermediate
Tax-Exempt — total	220	227	203	211	219	203	527	195	228	210	210
Amount deferred	0	0	75	66	0	0	80	181	16	0	0

RiverSource Tax-Exempt
High Income — total	5,635	5,818	5,215	5,420	5,635	5,215	13,540	5,012	5,860	5,399	5,399
Amount deferred	0	0	1,915	1,705	0	0	2,046	4,627	427	0	0

For funds with fiscal period ending December 31

Columbia Government
Money Market — total	348	363	323	338	349	323	828	313	363	338	338
Amount deferred	0	0	129	101	0	0	124	313	0	0	0

Columbia Select Large-Cap Value — total	497	507	463	473	497	463	1,143	445	507	473	473
Amount deferred	0	0	185	142	0	0	172	445	0	0	0

Columbia Select Smaller-Cap Value — total	463	472	429	437	463	429	1,019	420	472	437	437
Amount deferred	0	0	172	131	0	0	153	420	0	0	0

Columbia Seligman Communications and Information — total	7,421	7,621	6,888	7,087	7,421	6,888	17,086	6,672	7,621	7,087	7,087
Amount deferred	0	0	2,755	2,126	0	0	2,563	6,672	0	0	0

RiverSource LaSalle
Global Real Estate — total	31	32	29	30	31	29	71	28	32	29	29
Amount deferred	0	0	12	9	0	0	11	28	0	0	0

RiverSource LaSalle Monthly
Dividend Real Estate — total	60	62	56	57	60	56	139	54	62	58	58
Amount deferred	0	0	22	17	0	0	21	54	0	0	0

Statement of Additional Information – Oct. 29, 2010

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Rigby
Seligman Capital — total	$530	$545	$491	$507	$530	$491	$1,228	$476	$545	$507	$507
Amount deferred	0	0	197	152	0	0	184	476	0	0	0

Seligman Growth — total	1,806	1,825	1,672	1,690	1,806	1,672	3,803	1,654	1,825	1,690	1,690
Amount deferred	0	0	669	507	0	0	570	1,654	0	0	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – Oct. 29, 2010

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 32. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending January 31

Columbia Income Builder Fund	Charles Schwab & Co., Inc. (Charles Schwab)	Class A	24.34%	—
	a brokerage firm in San Francisco, CA

	Columbia Management Investment Advisers, LLC	Class R4	100.00%	—
	(Columbia Management), Minneapolis, MN

Columbia Income Builder Fund II	Charles Schwab	Class A	30.24%	26.31%	(a)
		Class R4	48.17%

	Columbia Management	Class R4	51.83%	—

Columbia Income Builder Fund III	Charles Schwab	Class A	30.62%	26.58%	(a)
		Class R4	74.05%

	Columbia Management	Class R4	25.95%	—

Columbia Portfolio Builder Aggressive	Wells Fargo Bank NA (Wells Fargo Bank),	Class R4	52.43%	—
	Minneapolis, MN

	Charles Schwab	Class R4	30.18%	—

	GWFS Equities Inc. (GWFS Equities),	Class R4	12.50%	—
	Greenwood Village, CO

Columbia Portfolio Builder Conservative	Charles Schwab	Class A	5.32%	—
		Class R4	20.85%

	Wells Fargo Bank	Class R4	59.72%	—

	Columbia Management	Class R4	13.92%	—

	GWFS Equities	Class R4	5.24%	—

Columbia Portfolio Builder Moderate	Charles Schwab	Class R4	54.79%	—

	Wells Fargo Bank	Class R4	32.25%	—

	MG Trust Company Cust. FBO Becker Tire &	Class R4	9.17%	—
	Treading, Inc., Denver, CO

Columbia Portfolio Builder	Charles Schwab	Class R4	73.17%	—
Moderate Aggressive	Fifth Third Bank TTEE, Cincinnati, OH	Class R4	11.66%	—

	MG Trust Company Cust. FBO Becker Tire &	Class R4	7.96%	—
	Treading, Inc., Denver, CO

	Wells Fargo Bank	Class R4	5.64%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Portfolio Builder Moderate Conservative	Charles Schwab	Class R4	57.77%	—

	Columbia Management	Class R4	30.33%	—

	Wells Fargo Bank	Class R4	11.90%	—

Columbia Portfolio Builder Total Equity	Wells Fargo Bank	Class R4	52.82%	—

	Charles Schwab	Class R4	43.75%	—

RiverSource S&P 500 Index	Charles Schwab	Class A	100.00%	35.16%	(a)
		Class Z	21.47%

	Wachovia Bank NA (Wachovia Bank),	Class Z	78.44%	64.76%	(a)
	Charlotte, NC

RiverSource Small Company Index	Charles Schwab	Class A	6.24%	—
		Class R4	5.65%

	Wachovia Bank	Class R4	80.56%	—

Funds with fiscal period ending March 31

Columbia Equity Value	Charles Schwab	Class A	5.37%	—

	Columbia Management	Class R	21.35%	—
		Class R5	100.00%	—
		Class W	100.00%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	17.81%	—

	Columbia Portfolio Builder Moderate Fund	Class I	25.96%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.71%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.55%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	17.70%	—

	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	71.11%	—

	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	7.54%	—

	John Hancock Life Insurance Company, Buffalo, NY	Class R4	74.65%	—

	Wachovia Bank	Class R3	96.49%	—
		Class R4	19.20%	—

RiverSource Precious	Charles Schwab	Class A	12.26%	—
Metals and Mining		Class R4	57.96%	—

	Columbia Management	Class I	100.00%	—

	Merrill Lynch Pierce Fenner & Smith (MLP Fenner & Smith), Jacksonville, FL	Class C	13.50%	—

	Frontier Trust Company, FBO Jacinto Medical Group PA 401K, Fargo, ND	Class R4	32.22%	—

	MG Trust Company, FBO Saddle Butte Operating, Denver, CO	Class R4	7.99%	—

Funds with fiscal period ending April 30

Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class R5	100.00%

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Recovery	Columbia Management	Class R	24.00%	—
and Infrastructure		Class R3	100.00%
		Class R5	33.12%

	Columbia Portfolio Builder Aggressive	Class I	17.50%	—

	Columbia Portfolio Builder Moderate	Class I	26.33%	—

	Columbia Portfolio Builder Moderate Aggressive	Class I	29.60%	—

	Columbia Portfolio Builder Moderate Conservative	Class I	6.80%	—

	Columbia Portfolio Builder Total Equity	Class I	17.31%	—

	Charles Schwab	Class R5	66.86%	—

	Frontier Trust Company FBO Brian P. Sommer	Class R	75.00%	—

	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class R4	29.19%	—

	NFS LLC FEBO Cisco Systems Inc., Acton, MA	Class R4	5.96%	—

Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2010		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Wachovia Bank	Class Z	100.00%	63.98%	(a)

Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2015		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Wachovia Bank	Class Z	100.00%	76.23%	(a)

Columbia Retirement	Columbia Management	Class R3	100.00%	—
Plus 2020		Class R4	100.00%
		Class R5	100.00%

	David T. Matthiesen, Littleton, CO	Class A	8.38%	—

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	80.49%	—

	Matrix Capital Bank MSCS (Matrix Capital), Denver, CO	Class R	14.86%	—

	Wachovia Bank	Class Z	100.00%	75.54%	(a)

Columbia Retirement	Columbia Management	Class R	16.35%	—
Plus 2025		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Eric Taketa, Wailuku, Hi	Class A	8.10%	—

	Anthony D. and Rebecca H. Marken, Lexington, MA	Class A	5.78%	—

	Matrix Capital	Class R	83.64%	—

	Wachovia Bank	Class Z	100.00%	87.25%	(a)

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Retirement	Columbia Management	Class R	31.82%	—
Plus 2030		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	John C. Bukowski, Suffern, NY	Class A	10.12%	—

	Steven and Teresa Bockian, Orlando, FL	Class A	5.89%	—

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	68.18%	—

	Wachovia Bank	Class Z	100.00%	87.56%	(a)

Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2035		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Gary L. and Karen L. Fournier, Vicksburg, MS	Class A	7.30%	—

	Richard and Stefanie A. Nelson, Hot Springs, SD	Class A	5.23%	—

	Wachovia Bank	Class Z	99.87%	89.55%	(a)

Columbia Retirement	Columbia Management	Class R	32.46%	—
Plus 2040		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Matrix Capital	Class R	67.53%	—

	Wachovia Bank	Class Z	98.82%	86.36%	(a)

Columbia Retirement	Columbia Management	Class R	82.98%	—
Plus 2045		Class R3	100.00%
		Class R4	28.19%
		Class R5	100.00%

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	17.02%	—

	Scottrade Inc. FBO Michael C. Davis, St. Louis, MO	Class R4	71.81%	—

	Wachovia Bank	Class Z	100.00%	88.66%	(a)

Funds with fiscal period ending May 31

Columbia High Yield Bond	MLP Fenner & Smith	Class C	14.76%	—
		Class R	69.10%

	Columbia Income Builder Fund	Class I	21.74%	—

	Columbia Income Builder Fund II	Class I	37.23%	—

	Columbia Income Builder Fund III	Class I	23.77%	—

	American Enterprise Investment Services	Class W	99.99%	—

	ING Life Insurance and Annuity (ING), Hartford, CT	Class R3	89.20%	—
		Class R4	93.78%

	Massachusetts Mutual	Class R3	6.29%	—

	US Bank National Association, Milwaukee, WI	Class R5	99.52%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Multi-Advisor Small	Columbia Portfolio Builder Aggressive Fund	Class I	16.51%	—

Cap Value	Columbia Portfolio Builder Moderate Fund	Class I	30.26%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	33.96%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.68%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	8.91%	—

	Christa Fischer FBO Photo Systems Inc. 401K, Dexter, MI	Class R	5.94%	—

	Robert Guglielmo FBO Grid Electric Inc. 401K. Chester Springs, PA	Class R	5.16%	—

	Hartford Life Insurance Company (Hartford Life),	Class R	84.79%	—
	Weatogue, CT	Class R3	21.70%

	PIMS/Prudential Retirement, Boston, MA	Class R3	66.20%	—

	Reliance Trust Co. FBO VHFA, Atlanta, GA	Class R3	7.83%	—

	VRSCO FBO Pullman Regional Hospital, Houston, TX	Class R4	41.18%	—

	American Enterprise Investment Services	Class R4	30.00%	—

	Edward Dopkin FBO Classic Catering People Inc., Owings Mills, MD	Class R4	5.74%	—

	JP Morgan Chase Bank, Kansas City, MO	Class R5	99.94%	—

Columbia U.S. Government Mortgage	Columbia Income Builder Fund	Class I	25.69%	55.94%	(a)

	Columbia Income Builder Fund II	Class I	31.90%	—

	Columbia Income Builder Fund III	Class I	11.28%	—

	Columbia Portfolio Builder Moderate Fund	Class I	12.20%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.16%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.80%	—

	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	12.12%	—

	MLP Fenner & Smith	Class C	5.25%	—

	Counsel Trust FBO Harvard Mgmt Solutions, Pittsburgh, PA	Class R4	30.76%	—

	American Enterprise Investment Services	Class R4	30.75%	—

	Frontier Trust Co. FBO URY & Moskow LLC, Fargo, ND	Class R4	17.70%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Partners Fundamental Value	Columbia Portfolio Builder Aggressive Fund	Class I	17.66%	32.17%	(a)

	Columbia Portfolio Builder Moderate Fund	Class I	26.20%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.64%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.66%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	17.53%	—

	American Enterprise Investment Services	Class R4	83.80%	—

	Columbia Management	Class R4	5.73%	—

RiverSource Short Duration	Columbia Management	Class W	100.00%	—

U.S. Government	Columbia Portfolio Builder Conservative Fund	Class I	43.31%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	39.88%	—

	Columbia Portfolio Builder Moderate Fund	Class I	16.80%	—

	MLP Fenner & Smith	Class R	79.26%	—

	Frontier Trust Co. FBO North Alabama Insurance, Fargo, ND	Class R	7.93%	—

	Wachovia Bank	Class R4	98.92%	—

Funds with fiscal period ending June 30

Columbia Dividend	Columbia Management	Class R3	100.00%	—
Opportunity		Class W	100.00%	—

	Columbia Income Builder Fund	Class I	10.12%	—

	Columbia Income Builder Fund II	Class I	19.29%	—

	Columbia Income Builder Fund III	Class I	8.56%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	10.93%	—

	Columbia Portfolio Builder Moderate Fund	Class I	16.35%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.32%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	10.80%	—

	MLP Fenner & Smith	Class R	97.90%	—

	VRSCO FBO Hamilton Healthcare, Houston, TX	Class R4	64.38%	—

	American Enterprise Investment Services	Class R4	6.76%	—

	Securian Financial Services, St. Paul, MN	Class R5	38.12%	—

	Counsel Trust FBO Bennett Tueller Johnson & Deere, Pittsburgh, PA	Class R5	15.11%	—

	TD Ameritrade Trust Co., Denver CO	Class R5	13.55%	—

	Counsel Trust FBO Western Gynecological Clinic, Pittsburgh, PA	Class R5	12.04%	—

	Counsel Trust FBO Utah Woolen Mills Profit Sharing Plan, Pittsburgh, PA	Class R5	12.01%	—

	NFS LLC FEBO Sylvia C San Martin TTEE, St. Augustine, FL	Class R5	7.89%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Real Estate	Columbia Management	Class R4	12.42%	68.41%	(a)
		Class W	100.00%

	Columbia Income Builder Fund II	Class I	13.28%	—

	Columbia Income Builder Fund III	Class I	10.48%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	9.81%	—

	Columbia Portfolio Builder Moderate Fund	Class I	23.04%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.72%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	8.24%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	8.21%	—

	American Enterprise Investment Services	Class R4	87.58%	—

For funds with fiscal period ending July 31

Columbia Floating Rate	Columbia Management	Class R5	100.00%	27.75%	(a)
		Class W	100.00%	—

	Columbia Income Builder Fund	Class I	12.28%	—

	Columbia Income Builder Fund II	Class I	35.22%	—

	Columbia Income Builder Fund III	Class I	21.95%	—

	Columbia Portfolio Builder Moderate Fund	Class I	12.95%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	9.21%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.17%	—

	Charles Schwab	Class A	6.52%	—

	MLP Fenner & Smith	Class C	9.19%	—

	American Enterprise Investment Services	Class R4	64.03	—

	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class R4	7.31%	—

Columbia Income Opportunities	Columbia Portfolio Builder Aggressive Fund	Class I	5.58%	—

	Columbia Portfolio Builder Moderate Fund	Class I	39.73%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	22.91%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.80%	—

	Columbia Income Builder Fund II	Class I	6.41%	—

	MLP Fenner & Smith	Class B	6.32%	—
		Class C	8.83%	—

	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.78%	—

	American Enterprise Investment Services	Class R4	12.78%	—

	GWFS Equities	Class R4	84.82%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	13.62%	31.95%	(a)

	Columbia Income Builder Fund	Class I	9.81%	—

	Columbia Income Builder Fund II	Class I	9.74%	—

	Columbia Portfolio Builder Conservative Fund	Class I	10.06%	—

	Columbia Portfolio Builder Moderate Fund	Class I	28.92%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.65%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.74%	—

	Citigroup Global Markets, Owings Mills, MD	Class C	15.08%	—

	MLP Fenner & Smith	Class C	9.31%	—
		Class R	64.40%	—

	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R	5.97%	—

	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R	5.91%	—

	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R	5.91%	—

	Matrix Capital Bank MSCS, Denver, Co	Class R4	68.92%	—

	RiverSource Life Insurance Co.	Class R4	7.21%	—

	American Enterprise Investment Services Inc.	Class W	99.96%	—

Columbia Large Core	Columbia Management	Class R	100.00%	—
Quantitative

	Disciplined Asset Allocation Moderate Fund	Class I	6.94%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	10.92%	—

	Columbia Portfolio Builder Moderate Fund	Class I	16.57%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.58%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	10.77%	—

	American Enterprise Investment Services	Class W	99.99%	—

	MLP Fenner & Smith	Class C	9.73%	—
		Class R	78.57%	—

	Wachovia Bank	Class R4	95.66%	—
		Class R5	99.91%	—

Columbia Limited Duration Credit	Columbia Management	Class W	100.00%	—

	Columbia Portfolio Builder Conservative Fund	Class I	38.30%	—

	Columbia Portfolio Builder Moderate Fund	Class I	13.20%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.60%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	35.57%	—

	MLP Fenner & Smith	Class C	9.58%	—

	American Enterprise Investment Services Inc.	Class R4	85.91%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Money Market	Columbia Management	Class R	100.00%	—

	Columbia Income Builder Fund	Class I	35.70%	—

	Columbia Portfolio Builder Conservative Fund	Class I	52.27%	—

	Columbia Management	Class B	6.67%	—

	Columbia Management	Class C	28.62%	—

	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	54.23%	—

	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	30.29%	—

	Counsel Trust DBA MATC FBO Harvard Management Solutions 401K, Pittsburgh, PA	Class R5	5.67%	—

	American Enterprise Investment Services	Class W	99.99%	—

	Wachovia Bank	Class Y	99.67%	—

	Columbia Management	Class Z	99.97%	—

RiverSource Disciplined	Columbia Management	Class R4	82.91%	—
Small and Mid Cap Equity

	Disciplined Asset Allocation Aggressive Fund	Class I	7.82%	—

	Disciplined Asset Allocation Moderate Fund	Class I	22.13%	—

	Disciplined Asset Allocation Moderately Aggressive Fund	Class I	16.28%	—

	Disciplined Asset Allocation Moderately Conservative Fund	Class I	8.42%	—

	Columbia Retirement Plus Fund 2020	Class I	5.77%	—

	Columbia Retirement Plus Fund 2025	Class I	7.60%	—

	Columbia Retirement Plus Fund 2030	Class I	7.31%	—

	Columbia Retirement Plus Fund 2035	Class I	5.60%	—

	Brian C. Burghardt, Glendale, WI	Class B	6.39%	—

	Louiselle A. Pilegi, Agawam,MA	Class B	6.21%	—

	Jennifer Woolbright, Reston, VA	Class C	14.29%	—

	Carl L. and Vicki L. Ulepich, Frontenac, KS	Class C	10.98%	—

	Patrick J. and Edilia I. Powers, Forest Park, IL	Class C	9.95%	—

	Mary Caroline Walsh Murguia, San Antonio, TX	Class C	7.45%	—

	American Enterprise Investment Services	Class R4	17.09%	—
		Class W	99.99%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Disciplined	Columbia Management	Class B	6.09%	91.93%	(a)
Small Cap Value		Class C	6.42%
		Class R	100.00%
		Class R3	67.31%

	Columbia Income Builder Fund	Class I	29.39%	—

	Columbia Income Builder Fund II	Class I	46.90%	—

	Columbia Income Builder Fund III	Class I	23.69%	—

	Eric B. and Lucilla Henderson, Lake Jackson, TX	Class B	9.49%	—

	Doris M. Tole, Pittsburgh, PA	Class B	9.21%	—

	Kenneth E. Farnen, Homer, AK	Class B	9.01%	—

	Marilyn A. and Gary F. Consorto, Vonore, TN	Class B	6.13%	—

	Donald R. Chmielewski, Isle, MN	Class B	5.65%	—

	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	20.08%	—

	Sanford A. Greentree, Westlake Vlg, CA	Class C	19.83%	—

	Jill Thompson, Moundsview, MN	Class C	9.29%	—

	Bea Vande Merwe, Salt Lake City, UT	Class C	9.07%	—

	Timothy E. Releford, New York, NY	Class C	8.66%	—

	Richard T. Castiano, Fort Myers, FL	Class C	7.81%	—

	MG Trust Company, Denver, CO	Class R3	32.69%	—

Funds with fiscal period ending August 31

Columbia Diversified Bond	Columbia Management	Class R3	93.14%	—

		Class W	100.00%

	American Enterprise Investment Services	Class W	99.99%	—

	Citigroup Global Markets, Owings Mills, MD	Class C	29.63%	—

	MLP Fenner & Smith	Class C	15.31%	—
		Class R	52.20%	—

	Columbia Portfolio Builder Conservative Fund	Class I	6.41%	—

	Columbia Portfolio Builder Moderate Fund	Class I	34.21%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	20.02%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.17%	—

	MG Trust Company, Denver, CO	Class R	15.70%	—

	Frontier Trust Co. FBO Thomas J. King, Fargo, ND	Class R	12.89%	—

	Wachovia Bank	Class R4	99.08%	—

	Patricks Plain,Easton, MD	Class R5	55.69%	—

	American Enterprise Investment Services	Class R5	39.90%	—

Columbia Minnesota Tax-Exempt	Leonard and Marion Hoppe, Graceville, MN	Class B	6.59%	—

	Richard J. and Mary H. Hill, St. Louis Park, MN	Class B	6.41%	—

	Lois Drontle, Eden Prairie, MN	Class B	5.20%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource California Tax-Exempt	First Clearing, LLC, Moss Family Trust, Descan SO, CA	Class A	11.83%	—

	ETrade Clearing LLC, Merrifield, VA	Class A	7.41%	—

	Sara L. Oswald, San Diego, CA	Class A	6.29%	—

	Kathleen Scopaz, San Clemente, CA	Class B	17.51%	—

	Angelo Bomio, Salinas, CA	Class B	12.52%	—

	Gerald L. and JoAnne Karels, Tulare, CA	Class B	8.89%	—

	Columbia Management	Class B	8.69%	—

	Miriam A. and Myrin C. Wilcox, Porterville, CA	Class B	6.15%	—

	Brian W. Robins, San Diego, CA	Class B	5.17%	—

	American Enterprise Investment Services	Class C	26.91%

	MLP Fenner & Smith	Class C	5.96%

RiverSource New York	Jeffrey B. Seller, New York, NY	Class A	7.67%	—

Tax-Exempt	American Enterprise Investment Service	Class A	6.28%	—

	MLP Fenner & Smith	Class B	25.97%	—

	Edward Ebler, Babylon, NY	Class B	15.14%	—

	Sharon Ganz, Forest Hills, NY	Class B	12.89%	—

	Vincent J. Solimine, Glen Cove, NY	Class B	7.80%	—

	Richard Clark, Somers, NY	Class B	5.11%	—

	Thomas W. and Susan M. Noonan, Clifton Park, Ny	Class C	43.74%	—

	Ena S. Ryan, Brooklyn, NY	Class C	22.49%	—

	Frederic I. Nelson, Oceanside, NY	Class C	16.15%	—

	Ottoviano Asarese, Buffalo, NY	Class C	15.07%	—

	Joseph P. and Cynthia A. Dowd, Wynantskill, NY	Class C	14.46%	—

	James H. Sisung, Staatsburg, NY	Class C	13.47%	—

	James R. And Kelly S. Betters, Leroy, NY	Class C	12.01%	—

	Arthur E. and Gertrude Kranz, S. Farmingdale, NY	Class C	11.76%	—

	Christopher Paul Pellegrini, Rye, NY	Class C	11.58%	—

	First Clearing LLC, St. Louis, MO	Class C	11.17%	—

	Melinda and James Coates, Rego Park, NY	Class C	10.19%	—

	Lauren M. Trotta, New York, NY	Class C	10.02%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending September 30

Columbia	Columbia Management	Class R	100.00%	29.22%	(a)
Large Growth Quantitative		Class R3	100.00%
		Class R4	73.56%
		Class R5	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	14.51%	—

	Columbia Portfolio Builder Moderate Fund	Class I	19.98%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	23.99%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.01%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	14.91%	—

	Matrix Capital	Class R4	26.44%	—

	MLP Fenner & Smith	Class C	47.00%	—

	American Enterprise Investment Services Inc.	Class W	99.99%	—

Columbia	Columbia Management	Class B	13.40%	—
Large Value Quantitative		Class C	28.20%
		Class R	100.00%
		Class R3	100.00%
		Class R4	56.29%
		Class R5	100.00%

	Columbia Income Builder Fund	Class I	18.55%	—

	Columbia Income Builder Fund II	Class I	11.47%	—

	Disciplined Asset Allocation Portfolio Moderate	Class I	17.40%	—

	Disciplined Asset Allocation Portfolio Moderately Aggressive	Class I	13.26%	—

	Disciplined Asset Allocation Portfolio Moderately Conservative	Class I	7.55%	—

	Disciplined Asset Allocation Portfolio Aggressive	Class I	6.44%	—

	American Enterprise Investment Services Inc.	Class W	99.99%	—

	Charles Schwab	Class A	5.22%	—
		Class R4	43.71%

	Paul W. Eastman, Dublin, OH	Class A	7.20%	—

	Michael G. and Kristine M. Boland, Inver Grove, MN	Class A	6.73%	—

	Richard L. and Ann Gail Monnett, Mc Lean, VA	Class A	6.44%	—

	Paul D. Mattingly, Brandenburg, KY	Class B	25.36%	—

	Tseng-Yen Yen, Fullerton, CA	Class B	20.47%	—

	Alan R. and Michael S. Vinacke, Chuluota, FL	Class B	19.00%	—

	Jane J. Haash, Milwaukee, WI	Class B	6.33%	—

	Joseph M. Aquilar, Denver, CO	Class C	19.21%	—

	Charles P. and Judith G. Price, Aurora, CO	Class C	15.16%	—

	Gregory L. Norgaard, Aurora, CO	Class C	14.00%	—

	Anthony and Jeanne M. Vernell, Athens, OH	Class C	13.16%	—

	Dean Gabbert, Dorchester, MA	Class C	5.50%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Diversified	Columbia Management	Class W	100.00%	—

Equity Income	Columbia Portfolio Builder Aggressive Fund	Class I	18.11%	—

	Columbia Portfolio Builder Moderate Fund	Class I	24.95%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.91%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.26%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	18.60%	—

	Charles Schwab	Class A	21.38%	—

	Hartford Life	Class R	61.20%	—

	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	12.22%	—

	GWFS Equities	Class R3	80.99%	—
		Class R4	9.55%

	Wachovia Bank	Class R	17.75%	—
		Class R3	8.52%
		Class R4	30.99%
		Class R5	29.75%

	Wells Fargo Bank	Class R4	25.70%	—

	American Century Investments, Kansas City, MO	Class R4	6.24%	—

	ING	Class R4	12.55%	—
		Class R5	32.31%

	Ameriprise Trust Company	Class R5	7.85%	—

	Taynik & Co., Boston, MA	Class R5	7.73%	—

	Mercer Trust Company FBO Johnson Outdoors Inc., Norwood, MA	Class R5	7.45%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Mid Cap Value Opportunity	Columbia Management	Class W	100.00%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	18.14%	—

	Columbia Portfolio Builder Moderate Fund	Class I	25.01%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.79%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.26%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	18.62%	—

	Charles Schwab	Class A	31.64%	—
		Class R5	6.65%

	Prudential Investment Management Services LLC, Newark, NJ	Class A	15.08%	—

	MLP Fenner & Smith	Class C	17.57%	—
		Class R5	5.28%

	Citigroup Global Markets	Class C	5.60%	—

	Hartford Life	Class R	75.44%	—
		Class R3	14.09%

	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	5.41%	—

	JPMorgan Chase Bank, New York, NY	Class R3	12.25%	—

	GWFS Equities	Class R3	44.59%	—

	Wachovia Bank	Class R3	6.31%	—
		Class R4	16.63%

	ING	Class R4	28.31%	—
		Class R5	12.08%

	John Hancock Life Insurance Company, Buffalo, NY	Class R4	22.85%	—

	NFS LLC FEBO, Chicago, IL	Class R5	12.73%	—

	PIMS/Prudential Retirement, Greenville, SC	Class R5	9.64%	—

	Standard Insurance Company, Portland, OR	Class R5	17.20%	—

Columbia Strategic	Columbia Management	Class I	100.00%	—
Allocation		Class R	100.00%
		Class R3	100.00%
		Class R5	100.00%

	Charles Schwab	Class A	7.60%	—
		Class R4	91.62%

	Fifth Third Bank TTEE FBO Speng Nath SE PS, Cincinnati, OH	Class R4	8.21%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Balanced	Columbia Management	Class R5	38.56%	—

	MLP Fenner & Smith	Class C	7.66%	—
		Class R	80.66%

	Citigroup Global Markets	Class C	5.88%	—
	Frontier Trust Company FBO B&L Corporation	Class R	14.39%	—

	Wachovia Bank	Class R4	99.98%	—

	American Enterprise Investment Services Inc.	Class R5	57.76%	—

RiverSource Strategic	Columbia Management	Class R	100.00%	—
Income Allocation		Class R3	100.00%
		Class R4	6.90%
		Class R5	100.00%

	Charles Schwab	Class A	41.85%	—
		Class R4	93.10%

Seligman California	Citigroup Global Markets	Class A	5.60%	—
Municipal High-Yield		Class C	11.36%

	MLP Fenner & Smith	Class A	6.44%	—
		Class C	16.88%

	Morgan Stanley & Co. (Morgan Stanley), Jersey	Class A	5.86%	—
	City, NJ	Class C	14.95%

	Christopher Ranch LLC, Gilroy, CA	Class C	10.00%	—

Seligman California	MLP Fenner & Smith	Class A	5.64%	—
Municipal Quality		Class C	74.10%

	Morgan Stanley	Class A	10.89%	—

	Charles Schwab	Class A	8.05%	—

Seligman Minnesota	MLP Fenner & Smith	Class C	12.78%	—

Municipal	American Enterprise Investment Services Inc.	Class C	7.46%	—

	UBS Financial Services Inc. FBO Ethelyn C. Engel, Cold Spring, MN	Class C	6.14%	—

Seligman National	Citigroup Global Markets	Class A	6.91%	—
Municipal		Class C	11.91%

	MLP Fenner & Smith	Class A	8.50%	—
		Class C	17.89%

	Morgan Stanley	Class C	6.73%	—

Seligman New York	Citigroup Global Markets	Class A	5.16%	—
Municipal		Class C	16.99%

	MLP Fenner & Smith	Class C	8.03%	—

	Charles Schwab	Class A	14.31%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Seligman TargETFund 2015	MLP Fenner & Smith	Class A	20.65%	—
		Class C	20.29%
		Class R	41.53%

	AST Trust Company FBO Jamaica Anesthesia Assocs., Phoenix, AZ	Class A	11.05%	—

	Wilmington Trust FBO Medisys Health Network Inc., Phoenix, AZ	Class A	7.41%	—

	AST Trust Company FBO Medisys Health Network Inc., Phoenix, AZ	Class A	5.72%	—

	Frontier Trust Company FBO Andreini Bros Inc. Empl. PS Plan	Class R	17.52%	—

	Frontier Trust Company FBO SGCGJ Retirement Plan	Class R	13.90%	—

	Frontier Trust Company FBO Dearborn Mid West Co. 401K	Class R	11.61%	—

	MG Trust Company FBO Plastic Coating Corporation, Denver, CO	Class R	10.46%	—

	NFS LLC FEBO FMT CO Cust FBO Mark Stuart Shulman, Sudbury, MA	Class R5	79.44%	—

	Columbia Management	Class R5	19.68%	—

Seligman TargETFund 2025	MLP Fenner & Smith	Class A	23.76%	—
		Class C	28.53%
		Class R	85.82%

	AST Trust Company FBO Medisys Health Network Inc., Phoenix, AZ	Class A	10.22%	—

	Frontier Trust Company FBO S.W.E.A. PC 401K	Class A	8.68%	—

	Frontier Trust Company FBO SGCGJ Retirement Plan	Class R	8.93%	—

	American Enterprise Investment Services Inc.	Class R5	89.81%	—

Seligman TargETFund 2035	Columbia Management	Class R5	94.33%	—

	MLP Fenner & Smith	Class A	23.94%	—
		Class C	44.56%
		Class R	42.36%

	Reliance Trust Co. FBO Time Acquisition Holding 401K, Atlanta, GA	Class A	27.12%	—

	Reliance Trust Co. FBO Finn Dixon & Herling 401K Plan, Atlanta, GA	Class A	19.02%	—

	New York Life Trust Company, Parsippany, NJ	Class A	5.57%	—

	First Clearing, LLC A/C James Drake, Westville, IN	Class C	5.92%	—

	Frontier Trust Company FBO Dearborn Mid West Co. 401K	Class R	25.67%	—

	Frontier Trust Company FBO SGCGJ Retirement Plan	Class R	19.90%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Seligman TargETFund 2045	Columbia Management	Class R5	44.80%	—

	MLP Fenner & Smith	Class A	33.51%	—
		Class C	62.30%
		Class R	78.86%

	Reliance Trust Co. FBO Time Acquisition Holding 401K, Atlanta, GA	Class A	20.62%	—

	New York Life Trust Company, Parsippany, NJ	Class A	9.87%	—

	Frontier Trust Company FBO Wamore, Inc. 401K	Class R	9.01%	—

	American Enterprise Investment Services Inc.	Class R5	52.51%	—

Seligman TargETFund Core	Columbia Management	Class R5	11.58%	—

	MLP Fenner & Smith	Class A	21.61%	—
		Class C	40.42%
		Class R	77.82%

	Fifth Third Bank TTEE FBO Bankwest Inc., Cincinnati, OH	Class A	7.27%	—

	Frontier Trust Company FBO Dearborn Mid West Co. 401K	Class R	11.10%	—

	American Enterprise Investment Services Inc.	Class R5	87.88%	—

Funds with fiscal period ending October 31

Columbia Absolute Return	Columbia Management	Class R4	100.00%	—
Currency and Income		Class R5	100.00%

	Disciplined Asset Allocation Conservative Fund	Class I	7.69%	—

	Disciplined Asset Allocation Moderate Fund	Class I	7.28%	—

	Disciplined Asset Allocation Moderately Conservative Fund	Class I	7.76%	—

	Columbia Income Builder Fund	Class I	16.00%	—

	Columbia Income Builder Fund II	Class I	43.91%	—

	Columbia Income Builder Fund III	Class I	11.65%	—

	American Enterprise	Class W	99.91%	—

	Charles Schwab	Class A	60.74%	—

	MLP Fenner & Smith	Class C	9.32%	—

Columbia Emerging	Disciplined Asset Allocation Moderate Fund	Class I	5.28%	40.87%	(a)

Markets Bond	Columbia Income Builder Fund	Class I	11.78%	—

	Columbia Income Builder Fund II	Class I	42.49%	—

	Columbia Income Builder Fund III	Class I	23.71%

	Columbia Management	Class R4	44.59%	—

	American Enterprise Investment Services, Inc.	Class W	99.97%	—

	Charles Schwab	Class A	38.45%	—
		Class R4	27.29%

	Matrix Capital	Class R4	28.12%	—

	Morgan Stanley	Class A	12.85%	—

	First Clearing, LLC, Rochester, NY	Class C	7.58%	—

	Morgan Stanley	Class C	7.30%	—

	American Enterprise Investment Services, Inc.	Class C	6.12%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Emerging Markets Opportunity	Columbia Portfolio Builder Aggressive Fund	Class I	18.43%	—

	Columbia Portfolio Builder Moderate Fund	Class I	25.71%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.55%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.51%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	18.78%	—

	Charles Schwab	Class A	13.50%	—
		Class R4	100.00%

	MLP Fenner & Smith	Class C	39.64%	—
		Class R	88.30%

	Columbia Management	Class R4	100.00%	—

	Patricks Plain LLC	Class R5	87.00%	—

Columbia European	Columbia Management	Class I	100.00%	—
Equity		Class R4	16.14%	—

	Charles Schwab	Class A	9.89%	—

	Marilyn O. Matthews, Pasadena, CA	Class C	5.48%	—

	MG Trust Company Cust. FBO Urologic Surgery, P.C.	Class R4	79.53%	—
	401K, Denver, CO

Columbia Frontier	Columbia Management	Class R	9.37%	—
		Class R3	100.00%	—
		Class R4	51.23%	—

	Portfolio Builder Total Equity Fund	Class I	99.50%	—

	Charles Schwab	Class R4	48.77%	—

	MLP Fenner & Smith	Class A	9.02%	—
		Class C	21.88%
		Class R	63.03%

	Citigroup Global Markets	Class B	7.06%	—

	State Street Bank and Trust as Custodian, Miami, FL	Class B	5.48%	—

	Frontier Trust Company FBO	Class R	14.43%	—

	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	6.59%	—

	Frontier Trust Company FBO C. Anthony Phillps Accountancy 401	Class R	6.18%	—

	Gramma Fisher Foundation (Gramma Fisher Foundation), Easton, MD	Class R5	67.75%	—

	Patricks Plain LLC	Class R5	29.23%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Global Equity	Columbia Management	Class R	45.30%	—
		Class R3	100.00%
		Class R5	27.38%
		Class W	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	13.68%	—

	Columbia Portfolio Builder Moderate Fund	Class I	29.50%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	35.14%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.43%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	11.65%	—

	Charles Schwab	Class A	10.22%	—

	MLP Fenner & Smith	Class C	7.39%	—

	Frontier Trust Company FBO C. Anthony Phillps	Class R	18.43%	—
	Accountancy 401

	Frontier Trust Company FBO EFK Moen 401K		11.56%	—

	Frontier Trust Company FBO Financial Network Audit, LLC		11.09%	—

	MG Trust Company Cust. FBO Applied Reliability		10.24%	—
	Engineering, Denver, CO

	Wachovia Bank	Class R4	95.89%	—

	American Enterprise Investment Services, Inc.	Class R5	72.62%	—

Columbia Global Bond	Columbia Portfolio Builder Aggressive Fund	Class I	7.10%	32.99%	(a)

	Columbia Portfolio Builder Conservative Fund	Class I	7.65%	—

	Columbia Portfolio Builder Moderate Fund	Class I	30.72%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	26.31%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.68%	—

	American Enterprise Investment Services, Inc.	Class W	99.95%	—

	Charles Schwab	Class A	12.28%	—
		Class R4	100.00%

Columbia Global	Columbia Management	Class C	6.99%	58.96%	(a)
Extended Alpha		Class I	100.00%
		Class R	100.00%
		Class R3	100.00%
		Class R4	12.01%
		Class R5	100.00%

	Charles Schwab	Class A	45.04%	—
		Class R4	87.99%

	American Enterprise Investment Services, Inc.	Class B	61.97%	—

	William F. and Naorma M. Paden, Yuba City, CA	Class C	21.81%	—

	Ronald J. Oberdick, Morristown, NJ	Class C	18.56%	—

	Pershing LLC, Jersey City, NJ	Class C	15.60%	—

	Michael Selig, Arlington, VA	Class C	10.77%	—

	Poonam and Pradeep Singh, McLean, VA	Class C	10.15%	—

	Jennifer S. Carter, Washington, D.C.	Class C	8.29%	—

	Jon Paul and Rachel Colquitt, Clifton, VA	Class C	7.83%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Multi-Advisor	Charles Schwab	Class A	12.19%	—
International Value		Class R4	98.90%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.99%	—

	Columbia Portfolio Builder Moderate Fund	Class I	25.11%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.76%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.30%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	18.41%	—

Columbia Seligman Global Technology	Columbia Management	Class R3	100.00%	—
		Class R5	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	18.03%	—

	Columbia Portfolio Builder Moderate Fund	Class I	25.13%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.99%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.24%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	18.44%	—

	Charles Schwab	Class R4	93.18%	—

	MLP Fenner & Smith	Class A	8.81%	—
		Class B	10.15%
		Class C	20.21%
		Class R	12.22%

	Citigroup Global Markets	Class C	5.27%	—

	Hartford Life Insurance Co., Hartford, CT	Class R	73.45%	—

	Frontier Trust Company FBO Dearborn Mid West Conveyor	Class R	7.17%	—

RiverSource Disciplined	Columbia Management	Class R	100.00%	28.08%	(a)
International Equity		Class R3	100.00%
		Class R4	8.28%
		Class R5	100.00%

	Disciplined Asset Allocation Moderate Fund	Class I	11.85%	—

	Disciplined Asset Allocation Moderately Aggressive Fund	Class I	7.92%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	8.11%	—

	Columbia Portfolio Builder Moderate Fund	Class I	11.33%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.48%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	8.31%	—

	American Enterprise Investment Services, Inc.	Class W	99.98%	—

	Charles Schwab	Class A	10.66%	—
		Class R4	91.72%

	Daniel and Linda Miklovic, St. Louis, MO	Class C	6.39%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Partners	Charles Schwab	Class A	10.95%	47.03%	(a)
International Select Growth		Class R4	82.52%

	New York Life Trust Company	Class R4	16.27%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	17.97%	—

	Columbia Portfolio Builder Moderate Fund	Class I	25.12%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.80%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.29%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	18.39%	—

	MLP Fenner & Smith	Class C	9.08%	—

	Frontier Trust Company FBO U.S. Tank Alliance, Inc.	Class R	38.15%	—

	Frontier Trust Company FBO B&L Corporation 401K	Class R	18.63%	—

	Frontier Trust Company FBO Financial Audit, LLC 401K	Class R	13.69%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountants	Class R	8.86%	—

	MG Trust Company FBO Claudina A. Bonilla MD FCCP PA, Denver, CO	Class R	5.90%	—

	Patricks Plain LLC	Class R5	97.22%	—

RiverSource Partners	Columbia Portfolio Builder Aggressive Fund	Class I	17.83%	50.85%	(a)

International Small Cap	Columbia Portfolio Builder Moderate Fund	Class I	25.47%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.16%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.33%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	17.77%	—

	Charles Schwab	Class A	9.01%	—
		Class R4	11.78%

	Morgan Stanley	Class C	14.62%	—

	Taynik & Co., Boston, MA	Class R4	48.66%	—

	Massachusetts Mutual Life Insurance Co., Springfield, MA	Class R4	36.89%	—

Threadneedle Global Equity	Columbia Management	Class I	100.00%	—
Income		Class R	100.00%
		Class R3	100.00%
		Class R4	81.26%
		Class R5	100.00%

	Charles Schwab	Class A	16.66%	—
		Class R4	18.74%

	Michael A. And Mary N. Brockman, Fort Madison, IA	Class C	10.63%	—

	David L. and Diane M Cooper, Prescott, AZ	Class C	9.56%	—

	Janet K. Zimmer, Warsaw, IN	Class C	7.05%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Threadneedle International	Columbia Management	Class R	100.00%	28.96%	(a)
Opportunity		Class R3	100.00%
		Class R5	100.00%

	Charles Schwab	Class A	7.77%	—
		Class R4	80.39%

	Matrix Capital	Class R4	19.61%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	18.02%	—

	Columbia Portfolio Builder Moderate Fund	Class I	25.06%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.80%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.27%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	18.42%	—

	Frontier Trust Company FBO Ed’s Supply Co.	Class R	20.34%	—

	Frontier Trust Company FBO Sales West Partners Inc. 401K	Class R	12.03%	—

	Frontier Trust Company FBO Horne Bros. Construction 401K	Class R	11.09%	—

	Frontier Trust Company FBO Kingchem, Inc. 401K	Class R	10.59%	—

	Frontier Trust Company FBO Natural Habitat Adventures	Class R	9.91%	—

	Frontier Trust Company FBO Tofel Employee 401K	Class R	9.72%	—

	Frontier Trust Company FBO Woburn Daily Times, Inc. 401K	Class R	9.04%	—

	Frontier Trust Company FBO Tremont Electric 401K	Class R	8.06%	—

Funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	N/A	N/A	—

Columbia Mid Cap Growth Opportunity	Charles Schwab	Class A	7.03%	—
		Class R4	9.07%

	Columbia Portfolio Builder Aggressive Fund	Class I	16.45%	—

	Columbia Portfolio Builder Moderate Fund	Class I	27.43%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	31.54%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.84%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	15.38%	—

	MLP Fenner & Smith	Class C	6.87%	—

	Morgan Stanley	Class C	5.20%	—

	Wachovia Bank	Class R4	82.55%	—

	US Bank NA, Milwaukee, WI	Class R4	8.20%	—

RiverSource Intermediate Tax Exempt	Charles Schwab	Class A	8.06%	—

	First Clearing LLC, A/C T. J. Househmandzadeh, Cerritos, CA	Class C	5.36%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Tax-Exempt High Income	None	N/A	N/A	—

Funds with fiscal period ending December 31

Columbia Government Money Market	Patricks Plain LLC	Class R5	96.68%	—

Columbia Select Large-Cap Value	Columbia Management	Class R3	100.00%	—
		Class R4	100.00%

	Columbia Portfolio Builder Aggressive	Class I	18.01%	—

	Columbia Portfolio Builder Moderate	Class I	25.60%	—

	Columbia Portfolio Builder Moderate Aggressive	Class I	29.73%	—

	Columbia Portfolio Builder Moderate Conservative	Class I	6.32%	—

	Columbia Portfolio Builder Total Equity	Class I	18.21%	—

	Morgan Stanley	Class A	52.66%	—

	New York Life Trust Company, Parsippany, NJ	Class A	7.89%	—

	MLP Fenner & Smith	Class B	9.78%	—
		Class C	30.39%
		Class R	79.31%

	Citigroup Global Markets	Class B	5.54%	—
		Class C	5.05%	—

	Gramma Fisher Foundation	Class R5	48.68%	—

	American Enterprise Investment Services	Class R5	41.42%	—

Columbia Select Smaller-Cap Value	Columbia Management	Class R3	100.00%	—
		Class R4	10.70%

	Columbia Portfolio Builder Aggressive	Class I	25.11%	—

	Columbia Portfolio Builder Total Equity	Class I	74.75%	—

	MLP Fenner & Smith	Class C	32.91%	—
		Class R	76.90%

	Charles Schwab	Class R4	89.30%	—

	Gramma Fisher Foundation	Class R5	51.12%	—

	Patricks Plain LLC	Class R5	35.29%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Seligman Communications	Columbia Management	Class R3	35.45%	—
and Information		Class R4	43.28%

	Columbia Portfolio Builder Aggressive	Class I	17.94%	—

	Columbia Portfolio Builder Moderate	Class I	25.55%	—

	Columbia Portfolio Builder Moderate Aggressive	Class I	29.87%	—

	Columbia Portfolio Builder Moderate Conservative	Class I	6.28%	—

	Columbia Portfolio Builder Total Equity	Class I	18.24%	—

	MLP Fenner & Smith	Class A	11.16%	—
		Class B	18.43%
		Class C	21.58%
		Class R	39.63%

	Citigroup Global Markets	Class A	5.15%	—
		Class B	7.46%
		Class C	6.95%

	Charles Schwab	Class A	6.57%	—
		Class R4	56.72%

	Morgan Stanley	Class B	5.30%	—

	Hartford Life Insurance Co., Hartford, CT	Class R	30.01%	—

	JPMorgan Chase Bank , New York, NY	Class R	7.48%	—

	Pershing LLC, Jersey City, NJ	Class R3	64.41%	—

RiverSource LaSalle Global	Columbia Management	Class A	18.00%	46.18%	(a)
Real Estate		Class R	5.78%
		Class R3	100.00%
		Class R4	85.27%

	Morgan Stanley	Class A	17.26%	—

	MLP Fenner & Smith	Class A	15.79%	—
		Class C	51.01%
		Class R	85.35%

	Columbia Portfolio Builder Aggressive	Class I	42.79%	—

	Columbia Portfolio Builder Total Equity	Class I	57.11%	—

	Frontier Trust Company FBO Valley	Class R	8.87%	—
	Ford 401K, Fargo, ND

	Scottrade Inc. FBO Jeffrey Powers IRA,	Class R4	14.73%	—
	Saint Louis, MO

	Gramma Fisher Foundation	Class R5	61.69%	—

	Patricks Plain LLC	Class R5	37.91%	—

Statement of Additional Information – Oct. 29, 2010

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource LaSalle Monthly	Columbia Management	Class R3	100.00%	—
Dividend Real Estate		Class R4	38.39%

	Columbia Portfolio Builder Moderate Aggressive	Class I	99.62%	—

	MLP Fenner & Smith	Class A	13.25%	—
		Class B	22.58%
		Class C	50.85%
		Class R	87.25%

	Citigroup Global Markets	Class B	6.12%	—
		Class C	7.74%

	Scottrade Inc. FBO Kenny K. Fong,	Class R4	61.61%	—
	Saint Louis, MO

	Gramma Fisher Foundation	Class R5	61.08%	—

	Patricks Plain LLC	Class R5	36.74%	—

Seligman Capital	Columbia Management	Class R3	100.00%	—
		Class R4	100.00%

	Columbia Portfolio Builder Aggressive	Class I	36.94%	—

	Columbia Portfolio Builder Moderate Aggressive	Class I	7.86%	—

	Columbia Portfolio Builder Total Equity	Class I	55.15%	—

	MLP Fenner & Smith	Class B	10.68%	—
		Class C	26.29%
		Class R	71.60%

	Gramma Fisher Foundation	Class R5	56.11%	—

	Patricks Plain LLC	Class R5	40.66%	—

Seligman Growth	Columbia Management	Class R3	100.00%	—

	Columbia Portfolio Builder Aggressive	Class I	17.97%	—

	Columbia Portfolio Builder Moderate	Class I	25.53%	—

	Columbia Portfolio Builder Moderate Aggressive	Class I	29.84%	—

	Columbia Portfolio Builder Moderate Conservative	Class I	6.31%	—

	Columbia Portfolio Builder Total Equity	Class I	18.21%	—

	Ameriprise Trust Company	Class R4	91.71%	—

	Wachovia Bank	Class R4	7.61%	—

	MLP Fenner & Smith	Class C	9.80%	—

	Frontier Trust Company, Fargo, ND	Class R	70.27%	—

	MG Trust Company FBO Global	Class R	6.60%	—
	Surveillance Associates, Denver, CO

	Gramma Fisher Foundation	Class R5	85.93%	—

	American Enterprise Investment Services	Class R5	8.30%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments in Class I shares.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a

Statement of Additional Information – Oct. 29, 2010

beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Statement of Additional Information – Oct. 29, 2010

Independent Registered Public Accounting Firm

For RiverSource and Threadneedle funds, the financial statements for the fiscal years ended on or after July 31, 2007, and for Seligman funds, the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund’s Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource funds, the financial statements for periods ended on or before June 30, 2007 were audited by other auditors. For Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008 were audited by Deloitte & Touche LLP.

Statement of Additional Information – Oct. 29, 2010

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.
A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Statement of Additional Information – Oct. 29, 2010

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings
Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings
Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

Statement of Additional Information – Oct. 29, 2010

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Statement of Additional Information – Oct. 29, 2010

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The

Statement of Additional Information – Oct. 29, 2010

short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – Oct. 29, 2010

Appendix B

STATE TAX-EXEMPT FUNDS
STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – Oct. 29, 2010
B-1

Appendix C

RiverSource S&P 500 Index Fund

ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Statement of Additional Information – Oct. 29, 2010
C-1

Appendix D

Class A – Calculation of the Sales Charge
Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

	Sales charge(a) as a percentage of:
		Public offering	Net amount
Fund category	Total market value	price(b)	invested
	$0 – $49,999	5.75%	6.10%

	$50,000 – $99,999	4.50%	4.71%

	$100,000 – $249,999	3.50%	3.63%

Balanced, Equity, Fund-of-funds – equity*	$250,000 – $499,999	2.50%	2.56%

	$500,000 – $999,999	2.00%	2.04%

	$1,000,000 or more(c),(d)	0.00%	0.00%

	$0 – $49,999	4.75%	4.99%

	$50,000 – $99,999	4.25%	4.44%

Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999	3.50%	3.63%

	$250,000 – $499,999	2.50%	2.56%

	$500,000 – $999,999	2.00%	2.04%

	$1,000,000 or more(c),(d)	0.00%	0.00%

For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999	3.00%	3.09%

	$100,000 – $249,999	2.50%	2.56%

	$250,000 – $499,999	2.00%	2.04%

	$500,000 – $999,999	1.50%	1.52%

	$1,000,000 or more(c),(d)	0.00%	0.00%

*	RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Statement of Additional Information – Oct. 29, 2010
D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund
Columbiasm Acorn International®
Columbiasm Acorn International Select®
Columbiasm Acorn Select®
Columbiasm Acorn USA®
Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Blended Equity Fund
Columbia Bond Fund
Columbia California Intermediate Municipal Bond Fund
Columbia California Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Conservative High Yield Fund
Columbia Contrarian Core Fund
Columbia Convertible Securities Fund
Columbia Core Bond Fund
Columbia Corporate Income Fund (formerly known as Columbia Income Fund)
Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia Federal Securities Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Global Value Fund
Columbia Greater China Fund
Columbia High Income Fund
Columbia High Yield Municipal Fund
Columbia High Yield Opportunity Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Municipal Bond Fund
Columbia International Bond Fund
Columbia International Growth Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Large Cap Core Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund
Columbia Large Cap Index Fund
Columbia Large Cap Value Fund
Columbia Liberty Fund
Columbia LifeGoal® Balanced Growth Portfolio
Columbia LifeGoal® Growth Portfolio
Columbia LifeGoal® Income and Growth Portfolio
Columbia LifeGoal® Income Portfolio
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Global Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Masters International Equity Portfolio
Columbia Mid Cap Core Fund
Columbia Mid Cap Growth Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Multi-Advisor International Equity Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Overseas Value Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Select Large Cap Growth Fund
Columbia Select Opportunities Fund
Columbia Select Small Cap Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Short-Intermediate Bond Fund
Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Strategic Income Fund
Columbia Strategic Investor Fund
Columbia Tax-Exempt Fund
Columbia Technology Fund
Columbiasm Thermostat Fund®
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund
Columbia Virginia Intermediate Municipal Bond Fund
Columbia World Equity Fund

Statement of Additional Information – Oct. 29, 2010
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Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)
Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)
Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)
Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)
Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)
Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)
Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)
Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)
Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)
Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)
Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)
Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)
Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)
Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)
Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)
Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)
Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)
Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)
Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)
Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)
Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)
Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)
Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)
Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)
Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)
Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)
Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)
Columbia Marsico Flexible Capital Fund
Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)
Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)
Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)
Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)
Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)
Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)
Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)
Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)
Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)
Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)
Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)
Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)
Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)
Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)
Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)
Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)
Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)
Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)
Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)
Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Statement of Additional Information – Oct. 29, 2010
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Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)
Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)
Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)
Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)
Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)
Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)
Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)
Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)
RiverSource Balanced Fund
RiverSource California Tax-Exempt Fund
RiverSource Disciplined International Equity Fund
RiverSource Disciplined Small and Mid Cap Equity Fund
RiverSource Disciplined Small Cap Value Fund
RiverSource Intermediate Tax-Exempt Fund
RiverSource LaSalle Global Real Estate Fund
RiverSource LaSalle Monthly Dividend Real Estate Fund
RiverSource New York Tax-Exempt Fund
RiverSource Partners Fundamental Value Fund
RiverSource Partners International Select Growth Fund
RiverSource Partners International Small Cap Fund
RiverSource Precious Metals and Mining Fund
RiverSource Real Estate Fund
RiverSource S&P 500 Index Fund
RiverSource Short Duration U.S. Government Fund
RiverSource Small Company Index Fund
RiverSource Strategic Income Allocation Fund
RiverSource Tax-Exempt High Income Fund
Seligman California Municipal High Yield Series
Seligman California Municipal Quality Series
Seligman Capital Fund, Inc.
Seligman Growth Fund, Inc.
Seligman Minnesota Municipal Class
Seligman National Municipal Class
Seligman New York Municipal Class
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core
Threadneedle Global Equity Income Fund
Threadneedle International Opportunity Fund

S-6500 CP (9/10)

Statement of Additional Information – Oct. 29, 2010
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